Exhibit 10.36

April 4, 2014

Procific

122 Mary Street, P.O. Box 709

Grand Cayman, KY1-1107

Cayman Islands

Attention: Directors

Ladies and Gentlemen:

As you are aware, Procific, a Cayman Islands company limited by shares (“Procific”), is a significant interest holder in AP Alternative Assets, L.P. (“AAA”), and AAA’s investment in Athene Holding Ltd. (the “Company”) represents substantially all of AAA’s investment assets. As a result, Procific, which currently has significant capital at risk in connection with AAA, indirectly holds a significant interest in the Company. The Company believes that Procific’s confidence in the business and management of the Company and its continued involvement as an active and engaged indirect shareholder will be in the best interests of the Company and all of its shareholders and AAA and all of its interest holders. Therefore, after careful consideration, the Company believes that granting Procific the rights as set out in this letter agreement will be the least invasive yet most effective manner in which to benefit the Company and AAA interest holders. The rights granted pursuant to this letter agreement are not transferrable by Procific (other than to certain affiliates) and are not intended to increase the value of Procific’s interest in AAA but to enhance the value of the interests of all interest holders in AAA.

Reference is made to the two separate letter agreements, each dated December 4, 2012, by and among the Company, Apollo Global Management, LLC (“AGM”) and Procific (the letter agreement that terminates upon the Company’s initial public offering, as amended from time to time, the “Pre-IPO Letter Agreement” and the letter agreement that survives the Company’s initial public offering, as amended from time to time, the “Post-IPO Letter Agreement”). This letter is sometimes referred to herein as the “2014 Letter Agreement” and each of the prior letter agreements are hereby amended to include such definition of “2014 Letter Agreement.”

This letter agreement is being entered into by the Company, AGM, Procific and AHL 2014 Investor, L.P., a Cayman Islands exempted limited partnership of which Procific is the sole limited partner and a subsidiary of AGM is the general partner (the “Procific SPV”), in connection with the Company’s offering of additional common shares (the “Private Placement”), which is expected to close on or about April 4, 2014 (the date on which the Private Placement is consummated, the “Offering Closing Date”), and the entry into that certain Subscription Agreement, to be dated on or around the Offering Closing Date, by and between the Company and the Procific SPV, pursuant to which the Procific SPV will purchase common shares of the Company in the Private Placement (the “Procific Subscription Agreement”). In connection with the consummation of the Private Placement, it is anticipated that the Company will redeem for cash and/or a third party will purchase approximately $175 million in the aggregate of the Class B common shares of the Company held by Palmetto Athene Holdings (Cayman), L.P. (“Palmetto”) at a price per share equal to the price per share of the common shares of the Company to be issued in the Private Placement (the “Palmetto Disposition”).

1.	Information Rights.

Section 2(b) of the Pre-IPO Letter Agreement is amended and restated its entirety as follows:

“Information Rights. The Company shall deliver financial statements and other reports and information (including management projections and budgets, risk reports, reports of the asset manager, liability reports, cash flow testing, capital ratio results, audit reports and any documents or notices) to Procific (i) at the same time as the Company actually delivers such documents to its shareholders pursuant to the Sixth Amended and Restated Shareholders Agreement, dated on or around the Offering Closing Date, by and among the Company and its shareholders listed on the signature pages thereto or who become a party thereto, substantially in the form attached as Annex 1 to the 2014 Letter Agreement (the “Shareholders Agreement”) and/or Sections B2 and B3 of each of the letter agreements, dated as of on or around the Offering Closing Date, between the Company, on the one hand, and each of Stanhope Life, L.P. and Stanhope Life II, L.P., Palmetto, and AAA Guarantor – Athene L.P. and Apollo Life Re Ltd., on the other hand, in each case substantially in the forms attached as Annex 2 to the 2014 Letter Agreement (the “Other Sideletters”), or (ii) if Section 3.8 of the Shareholders Agreement and/or Section B2 and B3 of the Other Sideletters are no longer in effect, the Company shall deliver such documents in accordance with the procedures set forth in such Section 3.8 of the Shareholders Agreement or Sections B2 and B3 of the Other Sideletters as in effect immediately following the closing of the Private Placement.”

2.	Consents.

Reference is hereby made to (i) the Shareholders Agreement, (ii) the Other Sideletters, (iii) the Third Amended and Restated Registration Rights Agreement, to be dated on or around the Offering Closing Date, by and among the Company and its shareholders listed on the signature pages thereto or who become a party thereto, substantially in the form attached as Annex 3 hereto (the “Registration Rights Agreement”), and (iv) the Second Amendment (the “AAA LPA Amendment” and together with the Shareholders Agreement and Registration Rights Agreement, the “Transaction Documents”), to be dated on or around the Offering Closing Date, to the First Amended and Restated Limited Partnership Agreement of AAA, dated as of December 3, 2010 (as amended, the “AAA LPA”), substantially in the form attached as Annex 4 hereto, each of which is being executed in connection with and/or to facilitate the Private Placement.

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Procific hereby consents and agrees to (including for purposes of Sections 1 and 5 of the Post-IPO Letter Agreement) the amendment of each of the Transaction Documents substantially in the form attached hereto; provided, that any changes or modifications to the forms of the Transaction Documents attached hereto as Annexes 1-4 prior to their adoption shall require the consent of Procific if such change or modification is directly or indirectly adverse to Procific; provided, further, that in the event that such change or modification is directly or indirectly adverse to Procific, upon the request of the Company, the parties hereto agree to negotiate one or more additional changes or modifications thereto in good faith such that the result is that all such changes and modifications, in the aggregate, are not directly or indirectly adverse to Procific.

AGM and the Company agree that (i) following the adoption of the AAA LPA Amendment in connection with the Private Placement, Sections 16A and 16B of the AAA LPA shall not be amended in a manner directly or indirectly adverse to Procific, without Procific’s consent, and (ii) following the adoption of the Shareholders Agreement in connection with the Private Placement, Sections 3.4 and 3.8 of the Shareholders Agreement shall not be amended in a manner directly or indirectly adverse to Procific, without Procific’s consent; provided, in each case, that in the event that such amendment is directly or indirectly adverse to Procific, upon the request of the Company, the parties hereto agree to negotiate in good faith one or more additional changes or modifications thereto such that the result is that all such changes and modifications, in the aggregate, are not directly or indirectly adverse to Procific. Additionally, the Company agrees that following the adoption of the Registration Rights Agreement in connection with the Private Placement, the Registration Rights Agreement shall not be amended without the prior written consent of Procific.

In addition, Procific hereby (i) consents and agrees to (including for purposes of Section 4 of the Pre-IPO Letter Agreement and Section 5 of this letter agreement) the Palmetto Disposition and (ii) waives any right that Procific may have in connection with the Private Placement with respect to a redemption and/or purchase for cash by the Company or a third party of the shares of the Company held, directly or indirectly, by Procific at a price per share equal to the price per share of the common shares of the Company to be issued in the Private Placement.

3.	Athene IPO Registration.

The Company shall use its best efforts to effect, on or prior to November 30, 2015, the consummation of the sale by one or more persons in an underwritten public offering of common equity of the Company that (A) is led by a nationally recognized financial institution reasonably acceptable to the Board of Directors of the Company, (B) is registered on a Form S-1 registration statement (or a comparable form of registration statement) under the Securities Act of 1933, as amended (or applicable UK securities law), and (C) following which such publicly-offered common equity is listed on the New York Stock Exchange, the NASDAQ Stock Market or the London Stock Exchange’s Main Market.

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4.	“Drag-Neutralizing” Mechanism.

(a) All capitalized terms used in this Section 4 but not defined in this letter agreement shall have the meanings ascribed to them in the Registration Rights Agreement.

(b) In the event that the Company exercises its right pursuant to Section 4 of the Registration Rights Agreement to cause one or more AAA Entities to include in the IPO or any Follow-On Offering any Investor Shares held by the AAA Group (any such Investor Shares being “AAA Subject Shares”), then in connection with such IPO or Follow-On Offering, the Company will, subject to Section 2 of the Post-IPO Letter Agreement, (i) offer Procific (or the Procific SPV) the opportunity to purchase (at the market offering price) common shares of the Company in an amount up to the Maximum Dollar Amount (as defined below) and (ii) cause the underwriter(s) for such IPO or Follow-On Offering to waive any underwriter discount or other compensation payable to the underwriters on a number of AAA Subject Shares equal to the number of common shares of the Company that Procific (or the Procific SPV) actually purchases pursuant to this Section 4(b). As used herein, the “Maximum Dollar Amount” shall, with respect to the IPO or particular Follow-On Offering, equal (x) the gross proceeds received by the AAA Group from the sale of AAA Subject Shares less any portion of such proceeds that AAA intends to use to satisfy its obligations and expenses, including the payment of carried interest, multiplied by (y) the number of units Procific holds in AAA at the time divided by the total number of outstanding units in AAA at the time.

(c) In the event that the Company exercises its right pursuant to Section 4 of the Registration Rights Agreement to cause Procific (or the Procific SPV) to include in the IPO or any Follow-On Offering any Investor Shares held by Procific (or the Procific SPV) (any such Investor Shares being “Procific Subject Shares”), then in connection with such IPO or Follow-On Offering the Company will, subject to Section 2 of the Post-IPO Letter Agreement, (i) offer Procific (or the Procific SPV) the opportunity to purchase (at the market offering price) common shares of the Company in an amount up to the gross proceeds received by Procific (or the Procific SPV) from the sale of such Procific Subject Shares and (ii) cause the underwriter(s) for such IPO or Follow-On Offering to waive any underwriter discount or other compensation payable to the underwriters on a number of Procific Subject Shares equal to the number of common shares of the Company that Procific (or the Procific SPV) actually purchases pursuant to this Section 4(c).

(d) In the event that Procific (or the Procific SPV) purchases common shares of the Company in the IPO or any Follow-On Offering pursuant to this Section 4, with respect to the waiver of any underwriter discount or other compensation payable to the underwriters in such IPO or Follow-On Offering, such waiver shall apply first to the Procific Subject Shares sold in the IPO or such Follow-On Offering, as applicable, and only thereafter to the AAA Subject Shares sold in the IPO or such Follow-On Offering, as applicable.

(e) Notwithstanding anything in this Section 4 to the contrary, in the event that (i) the Company seeks a waiver or extension from Procific of the Company’s obligation to use its best efforts to effect, on or prior to November 30, 2015, the consummation of an initial public offering, including the Company’s obligation pursuant to Section 3 hereof, (ii) the Company receives such a waiver or extension from the counterparties to the Other Sideletters and (iii) Procific refuses to grant such a waiver or extension on the same terms as the counterparties to the Other Sideletters, then Procific shall not be entitled to exercise its rights under this Section 4 in connection with such IPO occurring as a result of such refusal by Procific.

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5.	Additional Shareholder Rights.

Each of the Company and AGM agrees and acknowledges that Section 4 of the Pre-IPO Letter Agreement remains in full force and effect and that Procific’s rights thereunder shall apply to both (x) the shares of the Company held indirectly by Procific (through its ownership interest in AAA as of the date hereof) and (y) any shares of the Company purchased by Procific (or the Procific SPV) in the Private Placement.

6.	Fees Payable to AGM.

AGM represents that Annex 5 contains, as of February 28, 2014, a complete list of all fees, including without limitation, management fees, advisory fees, consulting fees, carried interest, performance fees, special allocations, placement fees, transaction fees, investment banking fees, closing fees, directors’ fees and break-up fees, that are payable by AAA, the Company or any of their respective subsidiaries to AGM, Athene Asset Management, L.P. (“AAM”) or any of their respective subsidiaries (collectively, “Apollo Fees”); provided, that Procific agrees that none of AGM, its subsidiaries or their respective affiliates or representatives shall have any liability for any error in or omission from Annex 5 so long as the amount payable in connection with any such Apollo Fee, individually, did not exceed $2 million over the twelve month period beginning on March 1, 2013 and ending on February 28, 2014 and, notwithstanding such error or omission, Annex 5 was prepared in good faith by AGM and its representatives. For the avoidance of doubt, no Apollo Fees are conditioned on, or are payable in connection with, the consummation of the Private Placement. AGM covenants to provide Procific with an updated version of Annex 5 on each anniversary of the date hereof.

7.	Tax Jurisdiction.

As of the date hereof, the Company has no present intention to redomesticate the Company to the United States of America or any other jurisdiction.

8.	Notice of Changes to Entity Classification

If the Company determines that it is in the best interest of the Company to effectuate a change in the entity classification of the Company for U.S. tax purposes (e.g., changing the Company’s entity classification from a corporation to a partnership for U.S. tax purposes), the Company shall provide Procific at least 180 days prior written notice before effectuating such change to enable Procific the opportunity to take any actions necessary to address Procific’s specific tax considerations.

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9.	FATCA

Procific represents to the Company that it is an exempt beneficial owner described in section 1471(f) of the Code and Treasury Regulations section 1.1471-6(b). Procific agrees that it will provide the Company an executed IRS Form W-8 (or other appropriate form) indicating that it is an exempt beneficial owner described in section 1471(f) of the Code and further agrees to promptly provide a new IRS Form W-8 (or other appropriate form) confirming its status with respect to the information provided on its original form if such information changes or if an updated IRS Form W-8 (or other appropriate form) is required to be held on file in order for the Company to continue to recognize Procific’s exempt status under section 1471(f) of the Code. Based on such representation and agreement (and assuming that FATCA, its related regulations and the interpretation thereof do not change in a manner that suggests a different outcome), the Company shall not withhold under FATCA on a payment made by it to Procific.

10.	Notice of Lock-up Modifications.

If the Company waives, alters or amends any provision of the Lock-up (as defined in the Registration Rights Agreement) or modifies any Lock-up Expiration Date (as defined in the Registration Rights Agreement) with respect to any shares of the Company held by one or more Investor Shareholders (as defined in the Registration Rights Agreement) pursuant to the proviso at the end of Section 6(a) of the Registration Rights Agreement, then (a) the Company shall provide prompt notice to Procific of such waiver, alteration, amendment or modification (each, a “More Favorable Lock-Up Term”) and (b) Procific may elect, in its sole discretion, to cause any provision of any More Favorable Lock-Up Term to become applicable to the shares of the Company held by Procific on a ratable basis (subject to assuming any obligations assumed by the applicable Investor Shareholder(s) directly conditioned upon the More Favorable Lock-Up Term) by providing the Company written notice of such election within ten (10) business days of Procific’s receipt of notice thereof; provided, that the Company’s notice obligation and Procific’s right to elect to cause any More Favorable Lock-Up Term to be applicable to the shares of the Company held by Procific shall not apply to any More Favorable Lock-Up Term granted with respect to (1) any shares of the Company held by AAA, Apollo Life Re Ltd., AAA Guarantor – Athene, L.P. or any of their respective subsidiaries (the “AAA Group”); (2) a collateral assignment by any employee, officer or director of the Company, AAM, AGM or their respective subsidiaries in respect of any shares of the Company held by such person or any transfer of such shares of the Company in connection with a foreclosure related to such collateral assignment or any transfer by such foreclosing party; or (3) any shares of the Company held by one or more Investor Shareholders (other than the AAA Group) so long as such shares represent, in the aggregate, less than five percent (5%) of the then-outstanding shares of the Company and are not owned (directly or indirectly) by AGM or any subsidiary, employee, officer or director thereof (other than (x) a subsidiary of AGM that is an investment fund so long as AGM and its subsidiaries do not directly or indirectly own 2% or more of such

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investment fund or (y) an employee, officer or director of AAM). For the avoidance of doubt, no sale of shares of the Company in a registered offering in accordance with Section 4(a) of the Registration Rights Agreement shall be considered a “More Favorable Lock-Up Term” for purposes of this Section 10.

11.	Procific Directors.

The Company represents that (i) Jerome Mourgue d’Algue is a Class III director of the Company with a term expiring at the Company’s annual general meeting to be held in 2015 and (ii) Ahmed Ghubash is a Class II director of the Company with a term expiring at the Company’s annual general meeting to be held in 2017. For the avoidance of doubt, neither Jerome Mourgue d’Algue nor Ahmed Ghubash shall be subject to election at the Special Election (as defined in the Company’s bye-laws) being held in connection with the Private Placement.

12.	Transfers; Shareholders Agreement

Notwithstanding anything to the contrary contained in Section 11 of the Pre-IPO Letter Agreement or Section 11 the Post-IPO Letter Agreement, (i) Procific may transfer its direct interests in the Company (if any) to a Permitted Affiliate; provided, that Procific must notify AGM and the Company of any such transfer and (ii) the government of Abu Dhabi and any entities owned by the government of Abu Dhabi shall be deemed to be (x) “Permitted Affiliates” of Procific for purposes of the Pre-IPO Letter Agreement, the Post-IPO Letter Agreement and this letter agreement and (y) “Permitted Transferees” of Procific pursuant to clause (c) of the definition of “Permitted Transferee” in the Shareholders Agreement so long as (A) unless such entity is the government of Abu Dhabi, such entity is a newly formed entity organized outside of the United States and not a subsidiary of an existing entity (other than the government of Abu Dhabi or the Abu Dhabi Investment Authority (“ADIA”)) and (B) no such Permitted Affiliate, its subsidiaries or its direct or indirect owners (other than a Permitted Affiliate or a direct or indirect owner that is ADIA or the government of Abu Dhabi) shall own directly or indirectly (including through a total return swap or other derivative arrangement) any interests in AP Alternative Assets, L.P. or Apollo Global Management, LLC that are treated as equity for U.S. federal income tax purposes. For the avoidance of doubt, (i) this Section 12 shall apply equally to any common shares of the Company purchased by Procific or the Procific SPV in the Private Placement or pursuant to the exercise of Procific’s share purchase right under Section 4 of this letter agreement) and (ii) the Abu Dhabi Investment Council (ADIC), Mubadala Development Company PJSC, the International Petroleum Investment Company and similar investment funds are not the government of Abu Dhabi for purposes of this Section 12.

13.	Procific Subscription Agreement.

Each of the parties hereto agrees and acknowledges that as of the date hereof and for so long as an affiliate of AGM remains the general partner of the Procific SPV, the Procific SPV shall constitute a “Procific LP” (as defined in the Post-IPO Letter Agreement). In connection with Procific’s entry into the Procific Subscription

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Agreement, (a) the Company agrees to reimburse the Procific SPV for 50% of all Organizational Expenses and Operating Expenses (each, as defined in the limited partnership agreement of the Procific SPV) incurred in any calendar year up to the first $50,000 of such expenses and thereafter for 100% of such expenses; (b) the Company shall deliver a written opinion addressed to Procific upon which Procific may rely from a firm of attorneys of national or international standing to the effect that (i) at the time of issuance and sale of common shares of the Company pursuant to the Procific Subscription Agreement, the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and corporate authority to issue and sell such common shares at such time and (ii) such common shares have been duly and validly authorized and issued and are fully paid and nonassessable; and (c) all subscription agreements that have been entered into in connection with the Private Placement are in substantially the same form as the Procific Subscription Agreement except with respect to the relevant subscriber’s name and other information about such subscriber, the subscriber’s commitment, representations and warranties that are specific to the relevant subscriber and whether the subscriber buys Class A Common Shares, non-voting Class A Common Shares or Class B Common Shares of the Company.

14.	Termination.

Except as otherwise expressly provided herein, Sections 1, 3, 4, 5, 6 and 7 of this letter agreement shall automatically and permanently terminate and be of no further force and effect without any action by any party hereto upon the earlier to occur of (i) any time when Procific ceases to be a Qualifying Shareholder (as defined in the Post-IPO Letter Agreement) and (ii) the Termination Date (as defined in the Post-IPO Letter Agreement).

15.	Miscellaneous.

Other than as expressly modified or amended in accordance with the foregoing provisions of this letter agreement, the remaining terms of the Pre-IPO Letter Agreement and Post-IPO Letter Agreement remain in full force and effect and nothing contained in this letter agreement shall be deemed to alter, change or amend the rights, duties or obligations of the parties to the Pre-IPO Letter Agreement or Post-IPO Letter Agreement or to affect the enforceability or validity of any other provision thereof. This letter agreement supplements the Shareholders Agreement, the Registration Rights Agreement and the Procific Subscription Agreement, and the terms of this letter agreement, the Pre-IPO Letter Agreement and the Post-IPO Letter Agreement shall control with respect to Procific in the event any conflict exists between such letter agreement, on the one hand, and any of the Shareholders Agreement, the Registration Rights Agreement or the Procific Subscription Agreement, on the other hand.

The provisions of Sections 8 (“Insurance Laws”), 10 (“Binding on Successors”), 11 (“Assignment; Transfers to Affiliates”), 12 (“Severability”), 13 (“No Publicity”), 14 (“Governing Law”), 16 (“Amendments”) and 17 (“Counterparts”) of the Post-IPO Letter Agreement are hereby incorporated by reference herein (as modified hereby, if applicable) and shall apply to this letter agreement as if specifically stated herein. In

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furtherance of the foregoing, and for purposes of clarity, (i) in the event of any dispute, controversy or claim arising out of, connected with, or relating to this letter agreement or the Subscription Agreement, or to the breach, termination, invalidity, existence or interpretation thereof arising solely among Procific, on the one hand, and the Company, AGM and/or their respective subsidiaries, on the other hand (and does not involve any other shareholder of the Company), such dispute shall be settled by binding arbitration pursuant to the terms of Section 14 of the Post-IPO Letter Agreement and (ii) Section 13 (“No Publicity”) of the Post-IPO Letter Agreement shall supersede Section 6.1 (“Public Disclosure”) of the Subscription Agreement.

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Please acknowledge your agreement with respect to the foregoing by signing below.

Regards,

ATHENE HOLDING LTD.

By:
	Name:	Zachary Jones
	Title:	Chief Accounting Officer

[2014 LETTER AGREEMENT – ATHENE, AGM AND PROCIFIC]

APOLLO GLOBAL MANAGEMENT, LLC

By:
John J. Suydam
Chief Legal Officer, Vice President & Secretary

[2014 LETTER AGREEMENT – ATHENE, AGM AND PROCIFIC]

AGREED AND ACKNOWLEDGED:

PROCIFIC

By:
	Name:	Ahmed Ghubash
	Title:	Director

By:
	Name:	Saeed Al Mazrouei
	Title:	Director

[2014 LETTER AGREEMENT – ATHENE, AGM AND PROCIFIC]

AGREED AND ACKNOWLEDGED:

AHL 2014 INVESTOR, L.P.

By:	AHL 2014 Investor GP, Ltd.,
its general partner

By:
	Name:	Imran Siddiqui
	Title:	President

[2014 LETTER AGREEMENT – ATHENE, AGM AND PROCIFIC]

Annex 1

Shareholders Agreement

See attached.

ATHENE HOLDING LTD.

SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

DATED AS OF APRIL 4, 2014

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

-i-

SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT dated as of April 4, 2014 (this “Agreement”), among ATHENE HOLDING LTD., a Bermuda exempted company limited by shares (the “Company”) and the Shareholders (as defined below).

PREAMBLE

WHEREAS, each Shareholder owns and/or has committed to subscribe for additional Shares at the Purchase Price per Share, as of the date hereof, that number of Common Shares (as defined herein) set forth opposite such Shareholder’s name on Annex I hereto. The Shareholders believe it to be in the best interest of the Company and the Shareholders to provide for the continued stability of the business and policies of the Company and its Subsidiaries, as the same may exist from time to time, and, to that end, the parties hereto set forth this Agreement.

WHEREAS, this Agreement is intended to amend and restate in its entirety the Fifth Amended and Restated Shareholders Agreement of the Company dated as of December 27, 2012, by and among the Company and the shareholders of the Company from time to time party thereto (as amended, the “Fifth Shareholders Agreement”);

WHEREAS, the Fifth Shareholders Agreement amended and restated in its entirety the Fourth Amended and Restated Shareholders Agreement of the Company dated September 19, 2012, which amended and restated in its entirety the Third Amended and Restated Shareholders Agreement of the Company dated January 21, 2011, which amended and restated in its entirety the Second Amended and Restated Shareholders Agreement of the Company dated as of October 13, 2010, which amended and restated in its entirety the Amended and Restated Shareholders Agreement of the Company dated as of April 13, 2010, which amended and restated in its entirety the Shareholders Agreement of the Company dated as of July 15, 2009 (collectively with the Fifth Shareholders Agreement, the “Prior Shareholders Agreements”);

ACCORDINGLY, in consideration of the mutual covenants and agreements contained in this Agreement, the sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

The following terms have the following meanings:

“2009 Share Incentive Plan” means the 2009 share incentive plan of the Company in effect on the date hereof and as the same may be supplemented or modified from time to time.

“2012 Share Incentive Plan” means the 2012 Share Incentive Plan of the Company in effect on the date hereof and as the same may be supplemented or modified from time to time.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“2014 Share Incentive Plan” means the 2014 Share Incentive Plan of the Company in effect on the date hereof and as the same may be supplemented or modified from time to time.

“AAM” means Athene Asset Management, L.P., a Cayman Islands limited partnership.

“Affiliate” means, as to any Person, any Person which directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control” of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by ownership of voting stock, by contract or otherwise.

“Apollo Group” has the meaning attributed to such term in the Bye-laws.

“Apollo Shareholders” means Apollo Life Re Ltd., AAA Guarantor – Athene L.P., any Future Shareholder if such shareholder is AP Alternative Assets, L.P., or any of its Subsidiaries, and any Transferee of any Apollo Shareholder (except as provided in Section 3.1).

“Apollo Shares” means all Equity Securities held at any time during the term of this Agreement by any Apollo Shareholder.

“Apollo Securities” means the aggregate of the Apollo Shares and Shares for which any Apollo Shareholder has remaining Commitments to subscribe for at the Purchase Price per Share.

“Applicable Law” means, with respect to any Person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any Governmental Authority applicable to such Person.

“Approved Reorganization” shall have the meaning set forth in Section 3.5.

“Approved Sale” has the meaning set forth in Section 3.5.

“Awarded Shares” means the Shares held by the Other Shareholders other than the Purchased Shares, including without limitation, any Shares awarded pursuant to the Incentive Plans and any Class A Common Shares issued in exchange for Shares awarded pursuant to the Incentive Plans.

“Board” means the Board of Directors of the Company.

“Board Early Liquidity Approval” has the meaning set forth in Section 3.2(a).

“Bye-laws” means the Seventh Amended and Restated Bye-laws of the Company in effect as of the date hereof, as amended, supplemented or modified from time to time.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“Cause” means, with respect to a Termination Event: (i) if such Other Shareholder is at the time of termination a party to a written employment agreement with the Company, any of its Subsidiaries or AAM which defines such term, the meaning given in such employment agreement; (ii) otherwise if such Other Shareholder is at the time of termination a party to an Award Agreement (as defined in the applicable Incentive Plan) which was entered into under an Incentive Plan and defines such term, the meaning given in such Award Agreement; and (iii) in all other cases, a Termination Event by the Company, any of its Subsidiaries or AAM based on such Other Shareholder’s (A) commission of a felony or a crime of moral turpitude (under the laws of the United States or any relevant state, or a similar crime or offense under the applicable laws of any relevant foreign jurisdiction); (B) commission of a willful and material act of dishonesty involving the Company, any of its Subsidiaries, AAM or any of their respective Affiliates; (C) material non-curable breach of such Other Shareholder’s obligations hereunder or any other agreement entered into between such Other Shareholder and the Company, any of its Subsidiaries, AAM or any of their respective Affiliates; (D) breach of the Company’s policies or procedures (or the policies or procedures of any of its Subsidiaries, AAM or any of their respective Affiliates which are applicable to such Other Shareholder) that causes material harm to the Company, any of its Subsidiaries, AAM, any of their respective Affiliates or any of their business reputations; (E) willful misconduct or gross negligence which causes material harm to the Company, any of its Subsidiaries, AAM, any of their respective Affiliates or any of their respective business reputations; (F) violation of a fiduciary duty of loyalty to the Company, any of its Subsidiaries, AAM or any of their respective Affiliates that causes material harm to the Company, any of its Subsidiaries, AAM, any of their respective Affiliates or any of their business reputations; (G) knowing attempt to obstruct or knowing failure to cooperate with any investigation authorized by the Company, any of its Subsidiaries, AAM, any of their respective Affiliates or any governmental or self-regulatory entity; (H) disqualification or bar by any governmental or self-regulatory authority or such Other Shareholder’s loss of any governmental or self-regulatory license that is reasonably necessary for such Other Shareholder to perform his/her/its duties to the Company, any of its Subsidiaries, AAM or any of their respective Affiliates; (I) termination of the employment of such Other Shareholder as a result of any directive made by any governmental or self-regulatory authority; or (J) failure to cure a material breach of his, her or its obligations under this Agreement or any other agreement entered into between such Other Shareholder and the Company, any of its Subsidiaries, AAM or any of their respective Affiliates within 30 days after written notice of such breach.

“Class A Common Shares” means the Company’s class A common shares, par value $0.001 per share.

“Class B Common Shares” means the Company’s class B common shares, par value $0.001 per share.

“Class M Common Shares” means the Company’s class M-1 common shares, class M-2 common shares, class M-3 common shares, class M-4 common shares and any other common shares of the Company designated as a class or series of class M common shares, each having a par value $0.001 per share.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Sale Notice” has the meaning set forth in Section 3.3(a).

“Co-Sale Offeree” has the meaning set forth in Section 3.3(a).

“Co-Sale Offeror” has the meaning set forth in Section 3.3(a).

“Commitment” means, with respect to each Shareholder, each Share for which such Shareholder has agreed to subscribe for by paying the Purchase Price for such Share in full upon a capital call in the amount and manner set forth in the subscription agreement of such Shareholder in relation to such Shares. Upon the payment of the Purchase Price in full for any Share by such Shareholder, such Shareholder’s Commitments set forth in Annex I shall be reduced by the aggregate number of shares subject to such capital call and the Purchase Price for which has been paid in full, and the aggregate number of Shares owned by such Shareholder set forth in such Annex I shall be increased by such number.

“Common Shares” means the Class A Common Shares, the Class B Common Shares and the Vested Class M Common Shares of the Company held at any time during the term of this Agreement by any Shareholder.

“Company” has the meaning set forth in the caption.

“Company Information” has the meaning set forth in Section 3.2(a).

“Disability” means, with respect to an Other Shareholder, (i) if such Other Shareholder is at the time of termination a party to a written employment agreement with the Company, any of its Subsidiaries or AAM which defines such term, the meaning given in such employment agreement; (ii) otherwise if such Other Shareholder is at the time of termination a party to an Award Agreement which was entered into under an Incentive Plan and defines such term, the meaning given in such Award Agreement; and (iii) in all other cases is a physical or mental impairment which, as reasonably determined by the Board, renders the Other Shareholder unable to perform the essential functions of his or her employment with his or her employer, even with reasonable accommodation that does not impose an undue hardship on his or her employer, for more than 90 days in any 180-day period, unless a longer period is required by federal or state law, in which case that longer period would apply.

“Disabled” means having a Disability.

“Director” means a member of the Board.

“Early Liquidity Transfer” has the meaning set forth in Section 3.2(a).

“Early Liquidity Transfer Notice” has the meaning set forth in Section 3.2(a).

“Early Liquidity Transfer Terms” has the meaning set forth in Section 3.2(a).

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“Eligible Shareholders” has the meaning set forth in Section 3.4(a).

“Equity Securities” means all shares of capital stock of the Company, all securities exercisable or convertible into or exchangeable for shares of capital stock of the Company, and all options, warrants, and other rights to purchase or otherwise acquire from the Company shares of such capital stock, including any Commitment and any share appreciation or similar rights, contractual or otherwise.

“Excluded Securities” means (i) Equity Securities issued in respect of or in exchange for all Shares on a pro rata basis by way of a dividend, distribution, share split, reverse share split, merger, consolidation, reorganization, recapitalization or similar transaction, (ii) Equity Securities issued upon exercise, conversion or exchange of any options, warrants, rights or other convertible securities outstanding as of the date hereof or issued after the date hereof in accordance with the terms of this Agreement or the Organizational Documents, (iii) Equity Securities issued to a third party financing source (which is not an Affiliate of the Company) in connection with a debt financing of the Company and/or any of its Subsidiaries approved by the Board, (iv) Equity Securities issued to ceding companies or other insurance companies in connection with any reinsurance agreements that are approved by the Board, (v) Equity Securities issued to a seller or sellers of a business or the assets thereof (which is not an Affiliate of the Company) or issued to any other un-Affiliated Persons, in each case, in connection with the Company’s (or its Affiliate’s) acquisition of such seller’s or sellers’ business or the assets thereof that is approved by the Board, whether such acquisition is in the form of a merger, consolidation, asset purchase or other similar business combination, (vi) Equity Securities issued or distributed in connection with a transaction permitted under Sections 3.5 or 3.9, (vii) Equity Securities issued at any time to directors, officers, bona fide consultants or employees of the Company or AAM pursuant to a Board-approved option or incentive plan including the Incentive Plans, (viii) Equity Securities issued in payment of the Quarterly Advisory Fee (as defined in the Second Amended and Restated Transaction Advisory Services Agreement dated October 31, 2012 (as amended, supplemented or modified from time to time)) or (ix) any Equity Securities issued to a Shareholder in connection with the funding in full of a capital call of such Shareholder related to an outstanding Commitment.

“Fifth Shareholders Agreement” has the meaning set forth in the Preamble.

“FINRA” means the Financial Industry Regulatory Authority or any successor thereto.

“Fully-Paid Awarded Shares” means Awarded Shares that have vested pursuant to their terms and have been converted to Class A Common Shares.

“Furnishing Parties” has the meaning set forth in Section 4.17(b).

“Future Shareholder” has the meaning set forth in Section 3.1.

“Good Reason” means with respect to a Termination Event: (i) if such Other Shareholder is at the time of termination a party to a written employment agreement with the

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

Company, any of its Subsidiaries or AAM which defines such term, the meaning given in such employment agreement; (ii) otherwise if such Other Shareholder is at the time of termination a party to an Award Agreement which defines such term, the meaning given in the Award Agreement; and (iii) in all other cases, a Termination Event by the Other Shareholder following: (A) a reduction of greater than 10% in the Other Shareholder’s annual base salary or bonus potential under any bonus plan maintained by AAM (if the Other Shareholder is employed by AAM), the Company or any of its Subsidiaries that employs the Other Shareholder (but not including any diminution related to a broader compensation reduction that is not limited to any particular employee or executive); or (B) any material adverse change in the Other Shareholder’s title, authority, duties, or responsibilities or the assignment to the Other Shareholder of any duties or responsibilities inconsistent in any material respect with those customarily associated with the position of the Other Shareholder; provided, however, that none of the events described in the foregoing clauses (A) and (B) shall constitute Good Reason unless the Other Shareholder shall have notified the Company in writing describing the events which constitute Good Reason within 45 days after the occurrence of such events and then only if the relevant employer shall have failed to cure such events within 60 days after the Company’s receipt of such written notice. Notwithstanding anything to the contrary herein, any material adverse change in the Other Shareholder’s title, authority, duties, or responsibilities or the assignment to the Other Shareholder of any duties or responsibilities inconsistent in any material respect with those customarily associated with the position of the Other Shareholder, as a result of the Company’s issuance of additional equity (including Excluded Securities) shall not constitute “Good Reason.”

“Governmental Authority” means any Federal, state, county, city, local or foreign governmental, administrative or regulatory authority, commission, committee, agency or body (including any court, tribunal or arbitral body and any self-regulating authority such as FINRA).

“Group” means:

(a) in the case of any Shareholder who is an individual, (i) such Shareholder, (ii) the spouse, parent, sibling or descendants of such Shareholder, (iii) all trusts for the benefit of such Shareholder or any spouse, parent, sibling or descendants of such Shareholder and (iv) all Persons principally owned by and/or organized or operating for the benefit of any of the foregoing;

(b) in the case of any Shareholder which is a partnership, (i) such Shareholder, and (ii) its limited, special and general partners;

(c) in the case of any Shareholder which is a corporation or a limited liability company, (i) such Shareholder, and (ii) its shareholders or members as the case may be; and

(d) in the case of any Apollo Shareholder, the Apollo Group.

“Incentive Plans” means the 2009 Share Incentive Plan, the 2012 Share Incentive Plan, the 2014 Share Incentive Plan and any other share incentive plan of the Company approved by the Board and in effect during the term of this Agreement.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“Insolvency Event” means: (a) the Company or any Subsidiary shall commence a voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Applicable Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; (b) an involuntary case or other Proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other Proceeding shall remain undismissed and unstayed for a period of sixty days; or (c) an order for relief shall be entered against the Company or any Subsidiary under the Federal bankruptcy laws in effect at such time.

“Liquidation” means: (a) any Insolvency Event; (b) any Sale of the Company or (c) any dissolution or winding up of the Company, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Company in another jurisdiction.

“Liquidity Transfer” has the meaning set forth in Section 3.2(b).

“Liquidity Transfer Notice” has the meaning set forth in Section 3.2(b).

“Liquidity Transfer Terms” has the meaning set forth in Section 3.2(b).

“Management Shareholders” mean each of James Belardi and Frank Gillis, provided that to the extent that either James Belardi or Frank Gillis ceases to directly own or control any Equity Securities of the Company or is no longer an employee of the Company, James Belardi or Frank Gillis (as applicable) shall concurrently cease to be “Management Shareholders” and any Person owning “Management Shares” Transferred by them shall also concurrently cease to own “Management Shares”.

“Management Shares” means all Equity Securities held at any time during the term of this Agreement by the Management Shareholders.

“Management Securities” means the aggregate of the Management Shares and Shares for which any Management Shareholder has remaining Commitments to subscribe for at the Purchase Price per Share.

“New Securities” means all newly-issued Equity Securities other than Excluded Securities.

“Nominee” shall have the meaning set forth in Section 3.5(d).

“Offered Shares” has the meaning set forth in Section 3.3(a)(i).

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“Organizational Documents” means the Certificate of Incorporation, the Memorandum of Association and the Bye-laws of the Company in effect as of the date hereof, as the same may be amended, modified or supplemented after the date hereof.

“Other Securities” means the aggregate of the Other Shareholder Shares and Shares for which any Other Shareholder has remaining Commitments to subscribe for at the Purchase Price per Share.

“Other Shareholder” means any party to this Agreement other than an Apollo Shareholder or the Company. For the avoidance of doubt, Management Shareholders shall constitute Other Shareholders.

“Other Shareholder Shares” means all Equity Securities held at any time during the term of this Agreement by any Other Shareholder.

“Permitted Transfer” means:

(a) any Transfer made in compliance with:

(i)	Section 3.3 of this Agreement; or

(ii)	Section 3.5 of this Agreement; or

(b) any Transfer of Shares by an Other Shareholder that is an individual (i) for estate planning purposes to any corporation, limited liability company, limited partnership or trust created for the benefit of such individual or one or more of such individual’s parents, spouse, siblings or descendants, provided that such Other Shareholder retains exclusive voting control over the transferred Shares or (ii) to such individual’s Personal Representative;

(c) any Transfer of Shares by an Other Shareholder that is not an individual to an Affiliate of such Other Shareholder or any limited partner or member (or Affiliate thereof) of such Other Shareholder;

(d) any pledge of capital stock by an Other Shareholder to, and any foreclosure and subsequent Transfer of capital stock by, a bona fide commercial bank or other lending institution to the extent such capital stock secures any loan, credit facility or other financing permitted under the Registration Rights Agreement; or

(e) any other Transfer designated by the Board as a Permitted Transfer, including pursuant to a request by a Shareholder under Section 3.2(a) of this Agreement.

“Permitted Transferee” means any Person acquiring Shares from a Shareholder in accordance with the terms of this Agreement.

“Person” shall be construed in the broadest sense and means and includes a natural person, a partnership, a corporation, an association, a joint share company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“Personal Representative” means the successor or legal representative (including, without limitation, a guardian, executor, administrator or conservator) of a dead or Disabled Shareholder.

“Preemptive Offer” has the meaning set forth in Section 3.4(a).

“Preemptive Period” has the meaning set forth in Section 3.4(a).

“Prior Shareholders Agreements” has the meaning set forth in the Preamble.

“Pro Rata Amount” means, as of the date of determination, with respect to any Shareholder, the quotient obtained by dividing (a) the aggregate number of outstanding Class A Common Shares, Class B Common Shares and Vested Class M Common Shares held by such Shareholder as of such date of determination by (b) the aggregate number of outstanding Class A Common Shares, Class B Common Shares and Vested Class M Common Shares held by all Shareholders or class of Shareholders (as applicable) as of such date of determination. For purposes of Section 3.4 only, fifty percent (50%) of the Unvested Class M Common Shares held by any Eligible Shareholder shall be deemed to have vested and constitute Vested Class M Common Shares for the purposes of calculating such Eligible Shareholder’s Pro Rata Amount.

“Proceeding” means any action, suit, lawsuit, customer claim, warranty claim, insurance claim, counterclaim, proceeding or investigation at law, or in equity, or by or before any Governmental Authority.

“Purchase Notice” has the meaning set forth in Section 3.4(b).

“Purchase Price” means, in respect of any Share, the price in full that a Shareholder is required to pay as consideration for such Share under the subscription agreement relating to the purchase of such Share.

“Purchased Shares” means Class A Common Shares purchased for fair market value by the Other Shareholders or any Class A Common Shares purchased by the Other Shareholders in accordance with the terms of any Incentive Plan.

“QIPO” means the consummation of the sale by one or more Persons in an underwritten public offering of common equity of the Company that (A) is led by a nationally recognized financial institution reasonably acceptable to the Board, (B) is registered on a Form S-1 registration statement (or a comparable form of registration statement) under the Securities Act (or applicable UK securities law), and (C) following which such publicly-offered common equity is listed on the New York Stock Exchange, The NASDAQ Stock Market or the London Stock Exchange’s Main Market.

“Qualified Buyer” means a Transferee who is eligible to purchase and hold Common Shares and is eligible to exercise the same or a greater portion of the voting power

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

attributable to such Shares as the proposed Transferor of such Shares (after giving effect to the limitations on voting power of Common Shares or other voting securities of the Company set forth in the Bye-laws applicable to the proposed Transferee and such Transferor).

“Registration Rights Agreement” means the Third Amended and Restated Registration Rights Agreement, dated as of even date herewith, by and among the Company and the shareholders of the Company from time to time party thereto (as such may be amended, supplemented or modified from time to time).

“Reorganization of the Company” means a transaction pursuant to which (a)(i) a corporation, partnership, limited liability company or other business entity is formed (such entity the “New Holding Company”) to hold all or a majority of the Equity Securities and (ii) a contribution of such Equity Securities shall be made to the New Holding Company in exchange for the issuance of capital stock of the New Holding Company to the holders of such Equity Securities; or (b) the Company is restructured or reorganized to, among other things, increase the tax efficiency of the Company and its Subsidiaries by, among other things, distributing equity interests of its Subsidiaries to the Shareholders. A Reorganization of the Company may be effected by means of a sale, contribution and/or exchange of shares, a merger, recapitalization, consolidation, transfer or other transaction; provided, that after giving effect to any Reorganization of the Company, each Shareholder’s Pro Rata Amount or pro rata share of the New Holding Company, as applicable, shall be the same as such Shareholder’s Pro Rata Amount immediately prior to such Reorganization of the Company.

“Representatives” shall have the meaning set forth in Section 4.17(a).

“Rule 144A Offering” means an offering of Class A Common Shares by the Company pursuant to Rule 144A of the Securities Act.

“Sale of the Company” has the meaning ascribed to it in the Bye-laws. For avoidance of doubt, a “Sale of the Company” does not include Reorganization under Section 3.9.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means, without duplication, (a) with respect to the Apollo Shareholders, the Apollo Shares, (b) with respect to the Management Shareholders, the Management Shares and (c) with respect to the Other Shareholders, the Other Shareholder Shares.

“Shareholders” means the Apollo Shareholders, the Management Shareholders, Other Shareholders, any Future Shareholders and any Person party to this Agreement other than the Company.

“Spousal Consent” has the meaning set forth in Section 4.8.

“Subsidiary” means, with respect to any Person, any other Person the majority of whose equity securities or voting securities are directly or indirectly owned or controlled by such Person.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“Tag-Along Notice” has the meaning set forth in Section 3.3(b).

“Termination Event” has the meaning set forth in Section 3.7(a).

“Third Party” means, any Person that is not (a) the Company or any of its Affiliates or (b) a member of the Apollo Group.

“Transfer” means, to sell, transfer, assign, pledge, hypothecate, encumber in any way or otherwise dispose of Shares (including any economic or voting interests with respect to such Shares and including by way of hedging and other derivative transaction that limits or eliminates economic risk), either voluntarily or involuntarily and with or without consideration, excluding by employees to the Company upon a termination of employment.

“Transferee” means any Person to whom a Shareholder shall Transfer Shares.

“Unvested Class M Common Shares” means the Unvested Class M-1 Common Shares, Unvested Class M-2 Common Shares, Unvested Class M-3 Common Shares, Unvested Class M-4 Common Shares and any other unvested class of Class M Common Shares designated and issued by the Company.

“Unvested Class M-1 Common Shares” means the Company’s class M-1 common shares, par value $0.001 per share, which have not fully vested in accordance with the terms set forth in Company’s 2009 Share Incentive Plan and any Restricted Share Award Agreement entered into in connection therewith.

“Unvested Class M-2 Common Shares” means the Company’s class M-2 common shares, par value $0.001 per share, which have not fully vested in accordance with the terms set forth in Company’s 2012 Share Incentive Plan and any Restricted Share Award Agreement entered into in connection therewith.

“Unvested Class M-3 Common Shares” means the Company’s class M-3 common shares, par value $0.001 per share, which have not fully vested in accordance with the terms set forth in Company’s 2014 Share Incentive Plan and any Restricted Share Award Agreement entered into in connection therewith.

“Unvested Class M-4 Common Shares” means the Company’s class M-4 common shares, par value $0.001 per share, which have not fully vested in accordance with the terms set forth in Company’s 2014 Share Incentive Plan and any Restricted Share Award Agreement entered into in connection therewith.

“Vested Class M Common Shares” means the Vested Class M-1 Common Shares, Vested Class M-2 Common Shares, Vested Class M-3 Common Shares, Vested Class M-4 Common Shares and any other class of Class M Common Shares designated and issued by the Company that have vested in accordance with the terms of the related Incentive Plan under which such Class M Common Shares were issued and any Restricted Share Award Agreement entered into in connection therewith.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“Vested Class M-1 Common Shares” means the Company’s class M-1 common shares, par value $0.001 per share, which have fully vested in accordance with the terms set forth in the Company’s 2009 Share Incentive Plan and any Restricted Share Award Agreement entered into in connection therewith.

“Vested Class M-2 Common Shares” means the Company’s class M-2 common shares, par value $0.001 per share, which have fully vested in accordance with the terms set forth in the Company’s 2012 Share Incentive Plan and any Restricted Share Award Agreement entered into in connection therewith.

“Vested Class M-3 Common Shares” means the Company’s class M-3 common shares, par value $0.001 per share, which have fully vested in accordance with the terms set forth in the Company’s 2014 Share Incentive Plan and any Restricted Share Award Agreement entered into in connection therewith.

“Vested Class M-4 Common Shares” means the Company’s class M-4 common shares, par value $0.001 per share, which have fully vested in accordance with the terms set forth in the Company’s 2014 Share Incentive Plan and any Restricted Share Award Agreement entered into in connection therewith.

ARTICLE II

[RESERVED]

ARTICLE III

SHARES

3.1 Future Shareholders and Transfers.

Unless otherwise waived in its sole discretion by the Board, the Company shall require that each Person that acquires capital stock of the Company (except capital stock acquired in a Rule 144A Offering or QIPO, or the transferee of any such capital stock acquired thereby) after the date hereof (a “Future Shareholder”), as a condition to the effectiveness of such acquisition, to execute a counterpart to this Agreement (if such Person is not then a party to this Agreement), agreeing to be treated as (a) an Apollo Shareholder, if such Person acquires such capital stock of the Company from an Apollo Shareholder; provided, however, that, at the option of the transferring Apollo Shareholder, a Permitted Transferee of an Apollo Shareholder can be designated an Other Shareholder instead of an Apollo Shareholder so long as such shareholder is not a member of the Apollo Group, (b) a Management Shareholder, if such person acquires such capital stock of the Company from a Management Shareholder pursuant to clause (b)(i) of the definition of Permitted Transfer and (c) an Other Shareholder, if such Person acquires such capital stock of the Company from an Other Shareholder, and in each case, such Person shall be bound by, and entitled to the benefits of, the provisions of this Agreement relating to such class of Shareholders, as applicable. If such Person acquires such capital stock of the Company from the Company, such Person shall agree to be treated in the manner designated by the Board and

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

such Person shall be bound by, and entitled to the benefits of, the provisions of this Agreement relating to such class of Shareholders, as applicable. If such Person acquires capital stock of the Company from the Company or an Other Shareholder (other than any established, bona fide commercial bank or other lending institution in connection with the foreclosure and subsequent transfer of such capital stock to the extent such capital secures any loan, credit facility or other financing permitted by the Company pursuant to the Registration Rights Agreement or by the Board or the Executive Committee), as a condition to the effectiveness of such transaction, such Person shall execute a counterpart to the Registration Rights Agreement and agree to be bound by the provisions thereof. Notwithstanding the foregoing, in the event that (a) any Apollo Shareholder acquires Equity Securities from either the Company, a Management Shareholder and/or any Other Shareholder, in each case, such Equity Securities shall be deemed Apollo Shares and shall be bound by, and entitled to the benefits of, the provisions of this Agreement and the Bye-laws applicable to Apollo Shares and Apollo Shareholders, (b) any Management Shareholder acquires Equity Securities from either the Company, an Apollo Shareholder and/or any Other Shareholder, in each case, such Equity Securities shall be deemed Management Shares and shall be bound by, and entitled to the benefits of, the provisions of this Agreement and the Bye-laws applicable to Management Shares and Management Shareholders and (c) any Other Shareholder, who is not also a Management Shareholder, acquires Equity Securities from either the Company, an Apollo Shareholder and/or any Other Shareholder, in each case, such Equity Securities shall be deemed Other Shareholder Shares and shall be bound by, and entitled to the benefits of, the provisions of this Agreement and the Bye-laws applicable to Other Shareholder Shares and Other Shareholders.

3.2 Limitations on Transfers.

(a) Subject to Section 3.2(c), other than Permitted Transfers, no Other Shareholder shall be permitted to Transfer any Shares held by such Shareholder or Commitments of such Shareholder to subscribe for additional Shares prior to December 31, 2015. In the event an Other Shareholder prior to December 31, 2015 requests that a proposed Transfer be approved by the Board as contemplated by clause (e) of the definition of Permitted Transfer herein, such Shareholder may Transfer all or any of the Shares and Commitments held at the time of the proposed Transfer by such Shareholder to a Third Party (an “Early Liquidity Transfer”) upon Board approval of such Early Liquidity Transfer, which approval shall not be unreasonably withheld (any such approval, a “Board Early Liquidity Approval”), and the satisfaction of the following conditions: (i) the Other Shareholder shall have delivered prior written notice to the Company, identifying the proposed Transferee and describing in reasonably sufficient detail the terms and conditions of the proposed Early Liquidity Transfer (an “Early Liquidity Transfer Notice,” and such terms and conditions, the “Early Liquidity Transfer Terms”) accompanied by a written legal opinion (which may be an opinion of internal corporate and securities legal counsel of the Other Shareholder), if requested by the Company, addressed to the Company, and reasonably satisfactory in form and substance to the Company, to the effect that the proposed Early Liquidity Transfer will be made in compliance with applicable securities laws and may be effected without registration under the Securities Act and any other applicable securities laws, (ii) the proposed Transferee shall have executed a confidentiality agreement on terms reasonably

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

acceptable to the Company, (iii) the proposed Transferee is a Qualified Buyer and (iv) the Other Shareholder shall have afforded to the Company (or Persons identified by the Company) a right of first refusal to purchase such Shares or agree to undertake such Commitments on the Early Liquidity Transfer Terms; provided that, (A) the primary business of the proposed Transferee or any Affiliate of such Transferee is not underwriting and insuring or reinsuring life insurance, annuities, or similar products anywhere in the world nor is such proposed Transferee or any Affiliate thereof an Affiliate of any entity conducting such business, unless the Company in its sole discretion waives such requirement; (B) subject to Board Early Liquidity Approval and the satisfaction of the foregoing clauses (i), (ii), (iii) (if applicable) and (iv), the Other Shareholder shall only be permitted to proceed with the Early Liquidity Transfer if (x) the Company waives such right of first refusal in writing or (y) if the Company (or such Persons identified by the Company) fails to consummate a purchase of the Shares and subscription to such Commitments within 30 days following the delivery of the Early Liquidity Transfer Notice on the Early Liquidity Transfer Terms (it being understood that if the Company (or such Persons identified by the Company) offers to purchase the Shares and subscription to such Commitments within such 30-day period on the Early Liquidity Transfer Terms, then the Other Shareholder shall be required to sell the Shares and Commitments to the Company (or such Persons identified by the Company) accordingly); and (C) if the Other Shareholder is so permitted to proceed with such Early Liquidity Transfer, then it may only do so with the proposed Transferee on the Early Liquidity Transfer Terms within 30 days following the earlier of the waiver described in the foregoing clause (x) or the failure described in the foregoing clause (y) and any failure to consummate such Early Liquidity Transfer within such 30-day period shall once again subject any further proposed Early Liquidity Transfer to the terms and conditions of this Section 3.2(a). Subject to a Board Early Liquidity Approval and the satisfaction of the condition described in the foregoing clause (iv), the Company shall cooperate reasonably with the Other Shareholder to facilitate the delivery of information to the proposed Transferee regarding the Company and the applicable Shares (“Company Information”) that is reasonably necessary for the proposed Transferee to evaluate the proposed Early Liquidity Transfer; provided, that the Company shall not be required to deliver any Company Information that (x) it reasonably determines constitutes material non-public information or the disclosure of which the Company reasonably believes to be prohibited by agreement or applicable law or would result in a waiver of the attorney-client privilege or (y) the disclosure of which the Company reasonably believes would have an adverse effect on the Company or any of its Affiliates (including, without limitation, the ability of the Company to consider, negotiate or consummate a QIPO). Any purported Transfer in violation of the provisions of this Section 3.2(a) shall be null and void and shall have no force or effect.

(b) Subject to Section 3.2(c), an Other Shareholder may Transfer any or all of its Shares after December 31, 2015 to any Third Party (a “Liquidity Transfer”) so long as each of the following conditions is satisfied prior to the consummation of such Liquidity Transfer: (i) the Other Shareholder shall have delivered prior written notice to the Company, identifying the proposed Transferee and describing in reasonably sufficient

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

detail the terms and conditions of the proposed Liquidity Transfer (a “Liquidity Transfer Notice” and, such terms and conditions, the “Liquidity Transfer Terms”) accompanied by a written legal opinion (which may be an opinion of internal corporate and securities legal counsel of the Other Shareholder), if requested by the Company, addressed to the Company, and reasonably satisfactory in form and substance to the Company, to the effect that the proposed Liquidity Transfer will be made in compliance with applicable securities laws and may be effected without registration under the Securities Act and any other applicable securities laws, (ii) the proposed Transferee shall have executed a confidentiality agreement on terms reasonably acceptable to the Company, (iii) the proposed Transferee is a Qualified Buyer and (iv) the Other Shareholder shall have afforded to the Company (or Persons identified by the Company) a right of first refusal with respect to such Shares on the Liquidity Transfer Terms; provided, that, (A) the primary business of the proposed Transferee or any Affiliate of such Transferee is not underwriting and insuring or reinsuring life insurance, annuities, or similar products anywhere in the world, unless the Company in its sole discretion waives such requirement; (B) subject to the satisfaction of the foregoing clauses (i), (ii), (iii) (if applicable) and (iv), the Other Shareholder shall only be permitted to proceed with the Liquidity Transfer if (x) the Company waives such right of first refusal in writing or (y) if the Company (or such Persons identified by the Company) fails to consummate a purchase of the Shares within 30 days following the delivery of the Liquidity Transfer Notice on the Liquidity Transfer Terms (it being understood that if the Company (or such Persons identified by the Company) offers to purchase the Shares within such 30-day period on the Liquidity Transfer Terms, then the Other Shareholder shall be required to sell the Shares to the Company (or such Persons identified by the Company) accordingly); and (C) if the Other Shareholder is so permitted to proceed with such Liquidity Transfer, then it may only do so with the proposed Transferee on the Liquidity Transfer Terms within 30 days following the earlier of the waiver described in the foregoing clause (x) or the failure described in the foregoing clause (y) and any failure to consummate such Liquidity Transfer within such 30 day period shall once again subject any further proposed Liquidity Transfer to the terms and conditions of this Section 3.2(b). Subject to the satisfaction of the condition described in the foregoing clause (iv), the Company shall co-operate reasonably with the Other Shareholder to facilitate the delivery of Company Information to the proposed Transferee that is reasonably necessary for the proposed Transferee to evaluate the proposed Liquidity Transfer; provided, that the Company shall not be required to deliver any Company Information that (x) it reasonably determines constitutes material non-public information or the disclosure of which the Company reasonably believes to be prohibited by agreement or applicable law or would result in a waiver of the attorney-client privilege or (y) the disclosure of which the Company reasonably believes would have an adverse effect on the Company or any of its Affiliates (including, without limitation, the ability of the Company to consider, negotiate or consummate a QIPO). Any purported Transfer in violation of the provisions of this Section 3.2(b) shall be null and void and shall have no force or effect.

(c) Notwithstanding anything herein to the contrary, no Transfer of any Shares by any Shareholder shall become effective unless and until the Transferee

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

executes and delivers to the Company a counterpart to this Agreement in form and substance reasonably satisfactory to the Board, unless such Transferee is already subject to this Agreement. Any Transfer of Shares by any such Shareholder not in accordance with this paragraph shall be null and void and shall have no force or effect, shall not be recorded on the books of the Company and shall not be recognized by the Company.

(d) Each Other Shareholder that is an entity that was formed for the sole purpose of directly or indirectly acquiring Shares or that has no substantial assets other than Shares or direct or indirect interests in Shares agrees that (i) certificates for its common shares or other instruments reflecting equity interests in such entity (and the certificates for common shares or other instruments reflecting equity interests in any similar entities controlling such entity) will note the restrictions contained in this Agreement on the restrictions on Transfer of Shares as if such common shares or other instruments reflecting equity interests were Shares, (ii) no such common shares or other instruments reflecting equity interests may be Transferred (including any Transfer or issuance by the Company) to any Person other than in accordance with the terms and provisions of this Agreement as if such common shares or other instruments reflecting equity interests were Shares and (iii) any Transfer of such common shares or other instruments reflecting equity interests shall be deemed to be a transfer of a pro rata number of Shares hereunder.

3.3 Co-Sale Rights.

(a) If any Apollo Shareholder (the “Co-Sale Offeror”) proposes to Transfer any Shares to any Third Party (the “Co-Sale Offeree”), the Co-Sale Offeror shall, at least fifteen (15) business days before such Transfer deliver a notice (the “Co-Sale Notice”) to the Company and the Other Shareholders (the “Entitled Shareholders”) setting forth the material terms in connection with such proposed Transfer, including (i) the number of Shares to which the Co-Sale Notice relates (the “Offered Shares”) and the name and address of the Co-Sale Offeree, (ii) the name and address of the Co-Sale Offeror, (iii) the proposed amount and type of consideration and the terms and conditions of payment offered by the Co-Sale Offeree, (iv) a description of the anticipated required representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements by the Co-Sale Offeror (and any Other Shareholder that may elect to participate in the proposed Transfer pursuant to this Section 3.3) and the Co-Sale Offeree and (v) an indication that the Co-Sale Offeree has been informed of the co-sale rights provided for in this Section 3.3 and has agreed to purchase Shares in accordance with the terms hereof.

(b) Within fifteen (15) business days after delivery of the Co-Sale Notice by the Co-Sale Offeror, each Entitled Shareholder may elect to participate in the proposed Transfer by delivering to such Co-Sale Offeree a notice (the “Tag-Along Notice”) specifying the number of Class A Common Shares, Class B Common Shares and Vested Class M Common Shares (up to his, her or its Pro Rata Amount of such Common Shares) with respect to which such Entitled Shareholder intends to exercise his, her or its rights under this Section 3.3. The number of Vested Class M Common Shares for which the

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

Entitled Shareholders may exercise their rights under this Section 3.3 shall equal the number of Vested Class M Common Shares prior to the Transfer plus the additional number Class M Common Shares that would have otherwise vested on a pro forma basis after giving effect to the consummation of the proposed Transfer. If none of the Entitled Shareholders gives the Co-Sale Offeror a timely Tag-Along Notice with respect to the sale proposed in the Co-Sale Notice, the Co-Sale Offeror may thereafter sell the Shares specified in the Co-Sale Notice on terms and conditions no more favorable, in all material respects, in the aggregate, than the terms and conditions set forth in the Co-Sale Notice. If one or more of the Entitled Shareholders gives the Co-Sale Offeror a timely Tag-Along Notice, then the Co-Sale Offeror shall use commercially reasonable efforts to cause the Co-Sale Offeree(s) to agree to acquire all Shares identified in all Tag-Along Notices that are timely given to the Co-Sale Offeror, upon terms and conditions no less favorable, in all material respects, in the aggregate, than the terms and conditions set forth in the Co-Sale Notice; provided, however, that the price for each Common Share to be Transferred by an Entitled Shareholder (who elects to participate in an offer to sell a class or series of Common Shares to a Co-Sale Offeree) under this Section 3.3 that is different from that class or series of Common Shares proposed to be Transferred by the Co-Sale Offeror shall be determined by the Board on the basis of assuming the consummation at such time of a Liquidation for cash and the distribution of the proceeds thereof in accordance with the provisions of Section 4 of the Bye-laws of the Company after giving effect to the provisions of any restricted share award agreement. If the Co-Sale Offeree(s) are unwilling or unable to acquire all Shares proposed to be included in such sale upon such terms, then the Co-Sale Offeror may elect either to cancel such proposed sale or to allocate the maximum number of Shares that the Co-Sale Offeree is willing to purchase among the Co-Sale Offeror and the Entitled Shareholders giving timely Tag-Along Notices in proportion to such Shareholder’s Pro Rata Amount in relation to the Pro Rata Amount of the Co-Sale Offeror and all participating Entitled Shareholders, provided that, in such circumstances, the amount of Shares set forth in such Entitled Shareholder’s Tag-Along Notice (and which shall be allocated to the prospective purchase as set forth above) shall be allocated proportionately between the Class A Common Shares, the Class B Common Shares and the Class M Common Shares of such Entitled Shareholder, as applicable, to the extent possible.

(c) The Co-Sale Offeror shall not Transfer any Shares to the Co-Sale Offeree unless such Transfer complies with this Section 3.3 and is otherwise Transferred in accordance with this Agreement.

(d) In the event that the Transfer between the Co-Sale Offeror and the Co-Sale Offeree is not completed by the later of: (i) 120 days following the delivery of the Co-Sale Notice; and (ii) 30 days following the satisfaction or waiver by the parties of (A) all of the conditions set forth in the definitive documentation related to such Transfer (if applicable) and (B) if (A) does not apply, then all of the conditions identified in the Co-Sale Notice, the Co-Sale Offeror shall serve a new Co-Sale Notice to the Company and the Entitled Shareholders under Section 3.3(a) and permit the Entitled Shareholders to deliver a new Tag-Along Notice under Section 3.3(b) before completing the Transfer.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

(e) Notwithstanding the foregoing, any Co-Sale Offeror shall not be required to comply with the provisions of this Section 3.3 with respect to any Management Shareholder who is a Co-Sale Offeree to the extent such compliance (i.e., such Transfer pursuant to this Section 3.3), would require registration of such Transferred Shares where the Company or the Co-Sale Offeror would not otherwise be required to do so but for this Section 3.3, or would otherwise subject the Company or the Co-Sale Offeror to general taxation in a jurisdiction in which the Company or the Co-Sale Offeror was not previously subject to taxation or consent to general service of process in any jurisdiction where it is not currently subject to such requirements.

(f) For purposes of this Section 3.3, “Third Party” shall not be deemed to include any Person which has directly or indirectly invested in, or otherwise has ownership interests in one or more affiliated investment funds managed or advised by, Apollo Management Holdings, L.P. or its Affiliates.

3.4 Preemptive Rights.

(a) If at any time from time to time the Company proposes to offer New Securities to any Person after the date hereof, the Company shall, prior to such offer, deliver to the Shareholders an offer (the “Preemptive Offer”) for such Shareholders that are able to certify to the Company that they are “accredited investors” (as such term is defined in Rule 501 pursuant to the Securities Act) (the “Eligible Shareholders”), to purchase that number of New Securities in connection with such proposed offering of New Securities, so that each such Shareholder would, in the aggregate, after the issuance or sale of all of such New Securities in connection with the proposed offering, hold the same Pro Rata Amount as was held by such Shareholder prior to such issuance and sale. Such issue shall be at the same price and on no less favorable terms and conditions as are applicable to all other purchasers of such New Securities. The Preemptive Offer shall state (i) that the Company proposes to issue New Securities, (ii) the amount of New Securities to be issued, (iii) the terms of the New Securities, (iv) the purchase price of the New Securities, (v) the portion of the New Securities available for purchase by such Shareholder and (vi) any other material terms of the proposed issuance. The Preemptive Offer shall remain open and irrevocable for a period of ten (10) business days (the “Preemptive Period”) from the date of its delivery.

(b) Each Eligible Shareholder may accept the Preemptive Offer by delivering to the Company a written notice (the “Purchase Notice”) within the Preemptive Period. At the closing of the issuance of such New Securities, all of the parties to the transaction shall execute such customary documents as are otherwise necessary or appropriate to effect the transaction set forth in the Preemptive Offer. If after the Preemptive Period expires, the Company proposes to offer New Securities to any Person on terms that differ from those set forth in the Preemptive Offer, the Company shall make a new Preemptive Offer setting forth such modified terms.

(c) The issuance of New Securities to the Eligible Shareholders who delivered a Purchase Notice shall be made on a business day, as designated by the Company, not more than thirty (30) days after expiration of the Preemptive Period on those terms and conditions of the Preemptive Offer not inconsistent with this Section 3.4.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

(d) Notwithstanding anything to the contrary contained herein, the Company may, in order to expedite the issuance of the New Securities hereunder, issue all or a portion of such the New Securities to one or more Persons (each, an “Initial Subscribing Shareholder”), without complying with the provisions of this Section 3.4, provided, that, prior to such issuance, either (i) each Initial Subscribing Shareholder agrees to offer to sell to each Eligible Shareholder who is not an Initial Subscribing Shareholder (each such Shareholder, an “Other Eligible Shareholder”) such Other Eligible Shareholder’s respective Pro Rata Amount (excluding for the purposes of this calculation Shares held by Shareholders who are not Eligible Shareholders) of such New Securities on the same terms and conditions as issued to the Initial Subscribing Shareholders and in a manner which provides such Other Eligible Shareholder with rights substantially similar to the rights outlined in Sections 3.4(a) through (c) above or (ii) the Company shall offer to sell an additional amount of New Securities to each Other Eligible Shareholder only in an amount and manner which provides such Other Eligible Shareholder with rights substantially similar to the rights outlined in Sections 3.4(a) through (c). The Initial Subscribing Shareholders or the Company, as applicable, shall offer to sell such New Securities to each Other Eligible Shareholder within the Preemptive Period.

(e) Each Eligible Shareholder who elects not to purchase all or any portion of the New Securities made available to such Eligible Shareholder pursuant to this Section 3.4 hereby waives any and all rights and claims it may have with respect to or arising out of the New Securities and the issuance thereof against the Company, any other Shareholder, and each of their respective officers, directors, employees, agents and Affiliates.

(f) For purposes of this Section 3.4, each Eligible Shareholder may aggregate his, her or its Pro Rata Amount among other Shareholders in his, her or its Group to the extent that other Shareholders in his, her or its Group do not elect to purchase their respective Pro Rata Amounts.

(g) Notwithstanding the foregoing, the Company shall not be required to comply with the provisions of this Section 3.4 (x) with respect to any Management Shareholder who is an Eligible Shareholder to the extent such compliance (i.e., such issuance pursuant to this Section 3.4), would require registration of such New Securities where the Company would not otherwise be required to do so but for this Section 3.4, or (y) would otherwise subject the Company to general taxation in a jurisdiction in which the Company was not previously subject to taxation or consent to general service of process in any jurisdiction where it is not currently subject to such requirements.

3.5 Approved Sale; Sale of the Company; Approved Reorganization.

(a) At any time that Shareholders holding Common Shares and Commitments to subscribe for additional Common Shares in the manner allocated pursuant to Section 3.6,

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

if any, in the aggregate, represent a majority of the voting power of the Company propose (i) a Sale of the Company to any Third Party, such Shareholders shall be entitled to deliver notice to the Company that such Shareholders desire the Company and/or the Shareholders to enter into agreements with one or more Persons that would result in a Sale of the Company (an “Approved Sale”) or (ii) a Reorganization of the Company (an “Approved Reorganization”), all Shareholders and the Company shall consent to and raise no objections against the Approved Sale or the Approved Reorganization, and if the Approved Sale or Approved Reorganization is structured as a sale, contribution and/or exchange or issuance of the capital stock of the Company (whether by merger, recapitalization, consolidation, Transfer of Equity Securities, or otherwise, as applicable), and each Shareholder shall waive, and hereby waives, any dissenter’s rights, appraisal rights or similar rights in connection with such Approved Sale or Approved Reorganization and shall instruct, and hereby instructs, the Board to vote in favor of such Approved Sale or Approved Reorganization and (x) in the case of an Approved Sale, each Shareholder shall agree, and hereby agrees, to Transfer his, her or its Shares on the terms and conditions approved by such majority voting Shareholders, and hereby waives preemptive or other similar rights with respect to any share issuance to be effected in connection herewith, and (y) in the case of an Approved Reorganization, each Shareholder shall agree, and hereby agrees, to contribute, exchange and/or otherwise Transfer his, her or its Shares on the terms and conditions approved by such majority voting Shareholders and/or consent to any other transaction constituting a Reorganization of the Company, and hereby waives preemptive or other similar rights with respect to any share issuance to be effected in connection herewith. The number of Vested Class M Common Shares that the Other Shareholders shall Transfer in connection with the Approved Sale under this Section 3.5 shall equal the number of Vested Class M Common Shares existing prior to the Approved Sale plus the additional number of Class M Common Shares that would have otherwise vested on a pro forma basis after giving effect to the consummation of the Approved Sale. All Shareholders and the Company shall take all necessary and desirable actions in connection with the consummation of the Approved Sale or Approved Reorganization, including the execution of such agreements and such instruments and other actions reasonably necessary to (1) provide the representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale or Approved Reorganization and (2) if applicable, to effectuate the allocation and distribution of the aggregate consideration upon any Approved Sale as set forth below, provided, that the Other Shareholders shall only be required to provide representations as to their ownership of the Common Shares, the absence of liens and encumbrances with respect to the Common Shares and their authority to enter into the Approved Sale and have it enforced, unless the acquiror requires such additional representations and warranties, in which case, such additional representations and warranties shall be limited in scope to the additional representations that the majority voting Shareholders agree to provide to the acquirer; provided, that no Other Shareholder shall be required to indemnify or contribute for any amount in excess of the gross proceeds received by such Shareholder in connection with any such Approved Sale and/or any Approved Reorganization. The Shareholders shall not be required to comply with, and shall have no rights under, Sections 3.1 through 3.4 in connection with an Approved Sale or Approved Reorganization.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

(b) The Company shall provide the Shareholders with written notice of any Approved Sale or Approved Reorganization at least five (5) business days prior to the consummation thereof. Upon the consummation of the Approved Sale, each Shareholder shall receive the same portion of the aggregate consideration from such Approved Sale that such Shareholder would have received if such aggregate consideration (in the case of an asset sale, after payment or provision for all liabilities) had been distributed by the Company in a Liquidation after giving effect to the provisions of any restricted share award agreement.

(c) The obligations of the Shareholders to participate in any Approved Sale pursuant to this Section 3.5 are subject to the satisfaction of the following conditions:

(i) if any Shareholders of a class of Shares are given an option as to the form and amount of consideration to be received with respect to Shares in a class, all holders of Shares of such class will be given the same option; and

(ii) no Shareholder shall be obligated to pay more than his, her or its pro rata amount of reasonable expenses incurred (based on the proportion of the aggregate transaction consideration received) in connection with a consummated Approved Sale, to the extent such expenses are incurred for the benefit of all Shareholders and are not otherwise paid by the Company or the acquiring party (with expenses incurred by or on behalf of a Shareholder for his, her or its sole benefit not being considered expenses incurred for the benefit of all Shareholders).

(d) Each Shareholder and the Company hereby grants an irrevocable proxy and power of attorney to any nominee selected by a majority of all the outstanding Apollo Shares (which may be a Shareholder) (the “Nominee”) to take all necessary actions and execute and deliver all documents deemed necessary and appropriate by such Person to effectuate the consummation of any Approved Sale and/or any Approved Reorganization. The Shareholders hereby indemnify, defend and hold the Nominee harmless (severally in accordance with their pro rata share of the consideration received in any such Approved Sale (and not jointly and severally)) against all liability, loss or damage, together with all reasonable costs and expenses (including reasonable legal fees and expenses), relating to or arising from its exercise of the proxy and power of attorney granted hereby; provided, that the Nominee may not obligate any Shareholder to indemnify or contribute for any amount in excess of the gross proceeds received by such Shareholder in connection with any such Approved Sale and/or any Approved Reorganization. Copies of any documents executed by the Nominee on behalf of each Shareholder and the Company pursuant to this Section 3.5(d) shall be provided to such Shareholder and the Company, as applicable, in accordance with Section 4.7.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

3.6 Voting Rights of Shares and Commitments.

The Shareholders and the Company agree, that for purposes of the Bye-laws and all voting matters for which Shareholders of the Company may be entitled to vote (including for purposes of this Agreement), the Total Voting Power (as defined in the Bye-laws) of the Company and the voting power attributable to each Shareholder and within each class of Shares for purposes of Bye-law 4.4 shall include the voting power attributable to each Share owned by such Shareholder and the total number of Common Shares, if any, for which such Shareholder’s outstanding Commitments relate as if such Common Shares were subscribed for by such Shareholder and were fully-paid Shares of the Company; provided, that the voting power attributable to each such Common Share represented by such Commitment shall equal the voting power that would be attributable to the related Share that would be purchased by such Shareholder upon a capital call for such Commitment and the attributes of such Shareholder as specified in the Bye-laws with respect to the voting rights of Shares as may be determined by the Company. Nothing in this Section 3.6 is intended to alter the aggregate voting power of the Class A Common Shares or the Class B Common Shares as contemplated by Bye-law 4.

3.7 Call Rights Over Shares for Certain Other Shareholders.

(a) Within 270 days following (x) the death, Disability, resignation from employment or directorship with or consulting services to the Company, its Subsidiaries or AAM (whether with or without Good Reason) or termination of employment with or consulting services to the Company, its Subsidiaries or AAM (whether for Cause or without Cause) of any employee, director or consultant of the Company, its Subsidiaries and/or AAM (each a “Termination Event”) or (y) with respect to any unvested Shares that vest following a Termination Event, the vesting date of any such Shares, the Company shall have the right (but not the obligation) to repurchase all or any portion of the Shares of such employee, director or consultant who is an Other Shareholder and all or any portion of the Shares of any Other Shareholder holding Shares principally for the benefit of such employee, director or consultant and his, her or its Permitted Transferees, and such Other Shareholder(s) shall be obligated to sell any such Shares subject to the repurchase in accordance with this Section 3.7 and any outstanding Commitments shall be terminated in the discretion of the Board. In connection with the foregoing, the Company does not intend to repurchase any Vested Class M Common Shares that have not been vested for longer than six (6) months. Any Permitted Transferee that received Shares pursuant to clause (b) of the definition of Permitted Transfer shall be subject to this Section 3.7 as if such Permitted Transferee and such Other Shareholder (through which such Permitted Transferee received such Shares) are one and the same. For the avoidance of doubt, the Company’s repurchase of a portion of the Shares held by any Other Shareholder shall not preclude the Company from repurchasing additional Shares held by such Other Shareholder at a later date or dates within the 270-day periods described above.

(b) In the event that the Company wishes to exercise its rights pursuant to this Section 3.7, the Company shall deliver to such Other Shareholder whose Shares are being repurchased (or his, her or its heirs or representatives), a timely written notice (the

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

“Repurchase Notice”) that sets forth (i) the number of Shares the Company is repurchasing, (ii) an indication of the price to be paid for each such Shares provided that the final determination of fair market value shall be made as of the closing date of such transaction (the “Repurchase Date”) and (iii) the anticipated closing date of such transaction. The Company shall have the right to revoke the Other Shareholder Repurchase Notice at any time prior to the consummation of such repurchase.

(c) Any repurchase of Shares by the Company pursuant to the terms of this Section 3.7 shall be consummated within thirty (30) days following delivery of a Repurchase Notice; provided, however, if an Other Shareholder whose Shares are being repurchased demands an appraisal pursuant to Section 3.7(h), such repurchase shall occur within thirty (30) days following the determination of fair market value as provided therein. Any repurchase of Shares by the Company pursuant to the terms of this Section 3.7 shall be made:

(i) in respect of any Purchased Shares or Fully-Paid Awarded Shares held by any Other Shareholder, in cash at a price per Share equal to the fair market value of such Shares as of the Repurchase Date (as determined by the Board in good faith); and

(ii) in respect of any Vested Class M Common Shares held by any Other Shareholder, in cash at a price per Share equal to the fair market value of such Shares as of the Repurchase Date (as determined by the Board in good faith).

(d) The Repurchase Price (defined below) shall be paid in a lump sum cash payment on the consummation date referred to in the Repurchase Notice. Each of Other Shareholder hereby agrees that upon such Other Shareholder’s receipt of such Repurchase Price, any outstanding Shares then owned by such Other Shareholder that are sold pursuant to Section 3.7, shall automatically be transferred, sold and assigned to the Company and the Secretary of the Company shall automatically and irrevocably be appointed to transfer such Shares to the Company on the books of the Company with full power of substitution. For purposes of this Section 3.7, the “Repurchase Price” means the price referred to in Sections 3.7(c)(i)-(ii), as applicable.

(e) Such Other Shareholder agrees to provide representations and warranties regarding (i) its power, authority and legal capacity to enter into such sale and to transfer valid right, title and interest in such Shares or other Equity Securities; (ii) its ownership of such Shares and the absence of any liens, pledges, and other encumbrances on such Shares or other Equity Securities; and (iii) the absence of any violation, default, or acceleration of any agreement or instrument pursuant to which such Other Shareholder or the assets of such Other Shareholder are bound as the result of such sale.

(f) If an Other Shareholder holds Shares which the Company wishes to repurchase in accordance with this Section 3.7, the Other Shareholder shall be entitled to payment in accordance with Section 3.7(c), but shall no longer be entitled to participation in the Company or enjoy other rights as a shareholder with respect to the Shares subject

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

to such repurchase. To the maximum extent permitted by law, the Other Shareholders’ rights following the Repurchase Notice, with respect to the repurchase of Shares covered thereby, shall be solely the rights that he or she has as a general creditor of the Company to receive the amount set forth in Section 3.7(c).

(g) The fair market value of a Common Share shall be determined by the Board as of the date of the Repurchase Notice in such manner as the Board deems appropriate, provided such determination is made in good-faith and assumes the consummation at such time of a Liquidation for cash and the distribution of the proceeds thereof in accordance Section 4 of the Bye-laws of the Company after giving effect to the provisions of any restricted share award agreement. In connection with such determination, the Board may use valuation models as the Board deems appropriate and customary for valuing the Company and its subsidiaries as a whole and on a going concern basis. The Board may, but is not required to, base its determination of fair market value on the advice of an independent investment banker or appraiser recognized to be an expert in making such valuation.

(h) The Other Shareholder may demand that the Board provide him or her with a written calculation of the fair market value and may examine the Company’s books and records on which the calculation is based. Within ten (10) days of receiving the Company’s written calculation, the Shareholder may provide the Board with a written objection identifying in reasonable detail any objections to the calculation of the fair market value and an alternative calculation of the fair market value (the “Objection Notice”). The Board and the Other Shareholder shall negotiate in good faith to determine the fair market value. If the Board and the Other Shareholder are unable to agree on a fair market value within ten (10) days of the date of the Objection Notice, the Other Shareholder may request in writing an independent valuation of the fair market value by an appraiser mutually agreed upon by the Board and the Other Shareholder (the “Appraisal Request”). If the parties are unable to agree on an appraiser within ten (10) days of the date of the Appraisal Request, each party shall submit the name of one nationally or internationally recognized firm that is engaged in the business of valuing non-public securities of life insurance companies and to the extent the parties are unable to agree on either of the two proposed firms, then the parties shall request that the two suggested firms jointly select a third firm that meets the same requirements applicable to the other two firms set forth above, which selection shall constitute the selected appraiser (acting as an expert in valuation and not as an arbitrator). The determination of fair market value by the selected appraiser shall be final and binding upon all parties solely for purposes of this Section 3.7. If the appraiser’s determination of the fair market value is equal to or greater than 120% of the Board’s determination of fair market value, the full cost of appraisal shall be borne by the Company. If the appraiser’s determination of the fair market value is less than 120% of the Board’s determination of fair market value, the full cost of appraisal shall be borne by the Other Shareholder.

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3.8 Information Rights; Covenants.

(a) Financial Reports. Except as otherwise determined by the Audit Committee, the Company shall deliver to each of the Shareholders:

(i) within 75 days after the end of each calendar quarter, beginning March 31, 2014, (A) unaudited GAAP consolidated financial statements of the Company for such calendar quarter; and (B) 10K view of earnings, of the Company for such calendar quarter; provided that the Company shall not be required to deliver any such report with respect to the fourth calendar quarter except described in Section 3.8(a)(ii);

(ii) within 120 days after the end of each fiscal year of the Company, (A) audited GAAP consolidated financial statements of the Company for such fiscal year; (B) 10K view of earnings of the Company for such fiscal year; and (C) cash flow statement of the Company on a GAAP basis for such fiscal year; and

(iii) to the extent the Company is required by law or pursuant to the terms of any outstanding indebtedness of the Company to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Sections 13 or 15(d) of the Exchange Act of 1934, as amended, and if such reports are actually prepared by the Company, as soon as practical.

All financial statements to be delivered under this Section 3.8(a) shall be presented in a format in accordance with the books and records of the Company and its Subsidiaries and shall have been prepared in accordance with generally accepted accounting principles (“GAAP”), except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments.

(b) Consultation. The Apollo Shareholders shall have the right to consult with and advise the management of the Company and its Subsidiaries, upon reasonable notice and at reasonable times from time to time, on all matters relating to the operations of the Company and its Subsidiaries.

(c) Electronic Delivery. The Company may establish a secure online dataroom for the provision of information to Shareholders, and access to such dataroom (including email notifications of the addition of a document to such dataroom) shall be provided to the person(s) designated by each Shareholder in writing. The inclusion of information in such dataroom or the filing of any periodic reports with the United States Securities and Exchange Commission shall be deemed to constitute delivery to the Shareholders in compliance with Section 3.8(a) without any further action by the Company.

(d) Confidentiality; Privilege. Notwithstanding the foregoing, the Company is not required to provide any information or documents pursuant to this Section 3.8 if doing so would violate any confidentiality obligation or would waive or diminish any attorney work-product protections, attorney-client privileges or similar protections.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

3.9 Reorganization; Recapitalization.

(a) In the event that the Board determines that it is in the best interest of the Company to domesticate the Company to the United States of America or any other foreign jurisdictions, or otherwise effect a Reorganization of the Company, each of the Company and each Shareholder agrees to consent to and raise no objections against or impediments to such domestication Reorganization of the Company, and each of the Shareholders shall use its reasonable efforts to take all such actions as the Company may request that are necessary or appropriate to give effect to such domestication or Reorganization of the Company.

(b) In the event that any Shareholder fails for any reason to take any of the foregoing actions after reasonable notice thereof, such Shareholder hereby grants an irrevocable power of attorney and proxy to the Chief Executive Officer of the Company or an assignee of such Person to take all necessary actions and execute and deliver all documents deemed by such Person to be reasonably necessary to effectuate the terms of this Section 3.9.

(c) In connection with a QIPO, if the Board determines that it is reasonably necessary to consummate a QIPO, the Shareholders agree to use reasonable best efforts to cause the Company to recapitalize the Class A Common Shares, Class B Common Shares and Class M Common Shares to permit the Class A Common Shares, Class B Common Shares and Class M Common Shares to hold the same class of common equity that the Company proposes to list in connection with such QIPO. In connection with such recapitalization, the value of any equity securities (such value, in the aggregate, being the assumed “liquidation amount”) to be distributed to the holders of Class A Common Shares, Class B Common Shares and Class M Common Shares in exchange therefor shall be determined by the Board and allocated among the holders of Class A Common Shares, Class B Common Shares and Class M Common Shares in the same amounts as if there was a Liquidation and only the liquidation amount was to be distributed to the holders of Class A Common Shares, Class B Common Shares and Class M Common Shares in accordance with the provisions of Section 4 of the Bye-laws of the Company after giving effect to the provisions of any restricted share award agreement. Each Shareholder hereby agrees to take any action and execute any documents as the Board reasonably requests to effectuate such exchange.

3.10 Class A Common Share and Class B Common Share Preference.

(a) In the event of a Liquidation, each Shareholder shall use his, her or its best efforts to ensure that the Class A Common Shares and Class B Common Shares receive (out of the proceeds of such Liquidation distributable to the Company’s equityholders) the full amount that they are entitled to receive in connection with the consummation at such time of a Liquidation for cash and the distribution of the proceeds thereof in accordance with the provisions of Section 4 of the Bye-laws of the Company after giving effect to the provisions of any restricted share award agreement.

(b) Notwithstanding anything in Bye-law 4.5, each of the Shareholders and the Company acknowledges the various restricted share award agreements and agree to give effect to the agreements set forth therein, including without limitation, any vesting, liquidation preference and other rights and obligations.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

3.11 Agreement to Provide Certain Information; FATCA.

(a) Each Shareholder agrees that upon the Company’s request, the Shareholder will provide to the Company any information requested that is necessary for the Company to prevent or reduce the rate of withholding on premiums or other payments it receives, to make payments to the Shareholder without or at a reduced rate of withholding, or to enable the Company to satisfy any reporting or withholding requirements under the Code or other applicable law. Each Shareholder also agrees to provide, upon request by the Company, any certification or form required by law regarding such information that is requested by the Company, to the extent permissible to do so under applicable law. Each Shareholder acknowledges that such information may be required by law to be disclosed to taxing or governmental authorities or to Persons making payments to the Company, and each Shareholder hereby consents to such disclosure. Each Shareholder acknowledges that failure to provide the information provided by the Company pursuant to this paragraph may result in withholding on payments made to the Shareholder consistent with applicable law.

(b) The U.S. tax provision commonly known as the Foreign Account Tax Compliance Act, the regulations (whether proposed, temporary or final), including any subsequent amendments, and administrative guidance promulgated thereunder (or which may be promulgated in the future) and any applicable intergovernmental agreements in respect thereof (or any similar intergovernmental agreements which may be applicable to the Company or any Subsidiary of the Company), including any implementing legislation, regulations and guidance promulgated (or which may be promulgated) thereunder and any subsequent amendments to any of the foregoing (“FATCA”) impose or may impose a number of obligations on the Company or the Subsidiaries of the Company. In this regard:

(i) Each Shareholder acknowledges that, in order to comply with the provisions of FATCA and avoid the imposition of U.S. federal withholding tax, the Board may, from time to time and to the extent provided under FATCA, (i) require further information and/or documentation from such Shareholder, which information and/or documentation may (A) include, but is not limited to, information and/or documentation relating to or concerning such Shareholder, such Shareholder’s direct and indirect beneficial owners (if any), and any such Person’s identity, residence (or jurisdiction of formation) and income tax status, and (B) need to be certified by such Shareholder under penalties of perjury, and (ii) provide or disclose any such information and documentation to governmental agencies of the United States or other jurisdictions (including the U.S. Internal Revenue Service (the “IRS”)) and Persons from or through which the Company or any Subsidiary of the Company may receive payments or with which the Company or any Subsidiary of the Company may have an account (within the meaning of FATCA).

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

(ii) Each Shareholder agrees that it shall provide such information and/or documentation concerning itself and its direct and indirect beneficial owners (if any), as and when requested by the Board, as the Board, in its sole discretion, determines is necessary or advisable for the Company to comply with its obligations under FATCA, including, but not limited to, in connection with the Company or any of its Affiliates entering into or amending or modifying an “FFI Agreement” (as defined under FATCA) with the IRS and maintaining ongoing compliance with such agreement. Each Shareholder should consult its tax advisors as to the type of information that may be required from such Shareholder under this Section 3.11(b).

(iii) Consistent with FATCA, each Shareholder agrees to waive any provision of law of any jurisdiction that would, absent a waiver, prevent the Company’s compliance with its obligations under FATCA, including under any FFI Agreement, and hereby consents to the disclosure by the Company or any Subsidiary of the Company of any information regarding such Shareholder (including information regarding its direct and indirect beneficial owners, if any) as the Company or any Subsidiary of the Company determines is necessary or advisable to comply with FATCA (including the terms of any FFI Agreement).

(iv) Each Shareholder acknowledges that if such Shareholder does not timely provide and/or update the requested information and/or documentation or waiver, as applicable (a “FATCA Compliance Failure”), the Board may, in its sole and absolute discretion and in addition to all other remedies available at law, in equity or under this Agreement, cause such Shareholder to withdraw from the Company in whole or in part.

(v) To the extent that the Company or any Affiliate thereof suffers any withholding taxes, interest, penalties or other expenses or costs on account of any Shareholder’s FATCA Compliance Failure, unless otherwise agreed by the Board, (i) such Shareholder shall promptly pay upon demand by the Board to the Company or, at the Board’s direction, to the relevant Affiliate, an amount equal to such withholding taxes, interest, penalties and other expenses and costs, or (ii) the Board may reduce the amount of the next distribution or distributions which would otherwise have been made to such Shareholder or, if such distributions are not sufficient for that purpose, reduce the proceeds of liquidation otherwise payable to such Shareholder by an amount equal to such withholding taxes, interest, penalties and other expenses and costs; provided, that (1) if the amount of the next succeeding distribution or distributions or proceeds of liquidation is reduced, such amount shall include an amount to cover interest on the amount of such withholding taxes, interest, penalties and other expenses and costs at the lesser of (A) the rate of 2% per annum over the rate of interest announced

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

publicly from time to time by JPMorgan Chase Bank in New York, New York as such bank’s prime rate, and (B) the maximum rate permitted by applicable law, and (2) should the Board elect to so reduce such distributions or proceeds, the Board shall use commercially reasonable efforts to notify such Shareholder of its intention to do so. Whenever the Board makes any such reduction of the proceeds payable to a Shareholder pursuant to clause (ii) of the preceding sentence, for all other purposes such Shareholder may be treated as having received all distributions (whether before or upon liquidation) unreduced by the amount of such reduction. Unless otherwise agreed to by the Board in writing, each Shareholder shall indemnify and hold harmless the Company and its Affiliates from and against any withholding taxes, interest, penalties or other expenses or costs with respect to such Shareholder’s FATCA Compliance Failure.

(vi) Each Shareholder acknowledges that the Board (or the applicable Affiliate of the Company) will determine in its sole discretion how to comply with FATCA.

(vii) Each Shareholder acknowledges and agrees that it shall have no claim against the Board or the Company (or its Affiliates) for any damages or liabilities attributable to any FATCA compliance related determinations pursuant to Section 3.11(b)(vi).

ARTICLE IV

MISCELLANEOUS

4.1 Termination.

This Agreement shall automatically terminate and be of no further force or effect (a) with respect to Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.8(a) and 3.9 on the closing of an QIPO, (b) with respect to Section 3.7 on the second anniversary of the date upon which the registration statement pursuant to an QIPO shall have been declared effective, (c) without any action by any party hereto as to each Shareholder when such Shareholder ceases to own or control any Shares or to be committed to subscribe for any Common Shares and (d) upon the execution and delivery to the Company of a written instrument approving the termination of this Agreement, signed by the holders of a majority of the Apollo Shares, the holders of a majority of the Other Shares and the holders of at least a majority of the outstanding Common Shares then owned or held by the Management Shareholders; provided that ARTICLE IV of this Agreement shall survive such termination.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

4.2 Legend on Share Certificates.

Each certificate representing shares of capital stock that are subject to this Agreement shall bear a legend substantially in the following form:

“THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER OF SUCH SECURITIES ARE SUBJECT TO A SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DATED APRIL 4, 2014, AMONG ATHENE HOLDING LTD. AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK, AS AMENDED FROM TIME TO TIME. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF ATHENE HOLDING LTD.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.”

4.3 Governing Law; Consent to Jurisdiction and Venue; Waiver of Jury Trial.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY ONLY BE BROUGHT AND ENFORCED IN EITHER THE COURTS OF BERMUDA OR THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF BERMUDA OR THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENTERED IN AND ENFORCED IN ANY COURT HAVING JURISDICTION THEREOF.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.4 Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4.5 Assignments; Successors and Assigns.

Except in connection with any Transfer of Shares in accordance with this Agreement, the rights of each party under this Agreement may not be assigned. This Agreement shall bind and inure to the benefit of the parties and their respective successors, permitted assigns, legal representatives and heirs.

4.6 Amendments; Waivers.

This Agreement may only be modified or amended by an instrument in writing signed by each of (a) the Company and (b) the holders of at least a majority of the Apollo Securities, provided, however, that (i) any amendment or modification that is adverse to Other Shareholders and does not adversely affect the Apollo Shareholders in a similar and proportionate manner shall require the consent of the holders of at least a majority of the Other Securities, (ii) any amendment or modification (other than any amendment or modification with respect to a reorganization or recapitalization in accordance with Section 3.9) that would materially, adversely and disproportionately affect the rights, obligations, powers or preferences of any class of Common Shares without similarly affecting the rights, obligations, powers or preferences of all classes of Common Shares shall require the consent of the holders of at least a majority of Common Shares of such class so affected, (iii) any amendment or modification that would materially, adversely and disproportionately affect the rights, obligations, powers or

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

preferences of any Shareholder with respect to a class of Shares, in his, her or its capacity as a holder of such class of Shares without similarly affecting the rights, obligations, powers or preferences of all holders of such class of Shares, shall not be effective as to such Shareholder without his, her or its prior written consent (provided that Section 3.3, Section 3.4 and Section 3.7 may not be amended or modified in any manner materially adverse to the Management Shareholders without the prior written consent of the holders of the majority of the outstanding Class A Common Shares and Commitments to subscribe for additional Shares held by the Management Shareholders), and (iv) the Company shall automatically amend Annex I hereto without the consent of the Shareholders and shall distribute such amended Annex I to each of the Shareholders upon any change in any Shareholder’s information thereon, such as a change in the Shareholder’s notice information and a Transfer of Shares by a Shareholder in accordance with this Agreement. To be effective, any waiver of any provision of this Agreement requested by any party hereto must be granted in writing by the party against whom such waiver is sought to be enforced. The holders of a majority of all then outstanding (x) Apollo Securities may grant a waiver on behalf of all Apollo Shareholders, (y) Management Securities may grant a waiver on behalf of all Management Shareholders and (z) Other Securities (excluding those held by Management Shareholders) may grant a waiver on behalf of all Other Shareholders (other than Management Shareholders).

4.7 Notices.

All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile, electronic mail, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

(i) if to the Company, to:

Athene Holding Ltd.

Chesney House

96 Pitts Bay Road

P.O. Box HM 1386

Hamilton HM FX

Bermuda

Attention: Tab Shanafelt

Telephone: (441) 279-8414

Facsimile: (441) 279-8401

Email: tshanafelt@athene.bm

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

with a copy to:

Sidley Austin LLP

One South Dearborn

Chicago, IL 60603

Attention: Perry Shwachman

Telephone: (312) 853-7061

Facsimile: (312) 853-7036

Email: pshwachman@sidley.com

and

Sidley Austin LLP

787 Seventh Ave.

New York, NY 10019

Attention: Samir A. Gandhi

Telephone: (212) 839-5684

Facsimile: (212) 839-5599

Email: sgandhi@sidley.com

and

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Harvey Eisenberg

Telephone: (212) 310-8663

Facsimile: (212) 310-8007

Email: harvey.eisenberg@weil.com

(ii) if to the Shareholders, to their respective addresses in the register of the Company.

All such notices, requests, consents and other communications shall be deemed to have been delivered and received (a) in the case of personal delivery or delivery by facsimile or electronic mail, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

4.8 Spousal Consent.

Each Other Shareholder who is an individual shall cause his or her spouse (for purposes of this Agreement and Exhibit A attached hereto, including any other individual with whom such Other Shareholder has entered into a civil union, domestic partnership or similar legal arrangement), as applicable, to execute and deliver a separate consent and agreement (“Spousal Consent”) in the form attached as Exhibit A hereto. The signature of a spouse on a

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

Spousal Consent shall not be construed as making such spouse a Shareholder of the Company or a party to this Agreement except as may otherwise be set forth in such consent. Each Other Shareholder who is an individual will certify his or her marital status to the Company at the Company’s request.

4.9 [Reserved].

4.10 Headings.

The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

4.11 Nouns and Pronouns.

Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

4.12 Entire Agreement; Inconsistency.

This Agreement, together with the Exhibits and Annexes, and the Subscription Agreements and the other agreements contemplated herein and therein, contain the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings, whether written or oral, with respect to such subject matter, including the Original Shareholders Agreement; provided, however that any actions properly taken in accordance with the Prior Shareholders Agreements prior to the date hereof are not intended to be invalidated by this Agreement. The parties hereto represent and warrant that there are no other agreements or understandings, written or oral, regarding any of the subject matter hereof other than as set forth herein and covenant not to enter into any such agreements or understandings after the date hereof, except pursuant to an amendment, modification or waiver of the provisions of this Agreement. In the event that any provision of any Organizational Document is inconsistent with any provision in this Agreement, (i) the provisions of this Agreement shall govern and (ii) the Shareholders shall take such action as may be necessary to amend the applicable provision in such Organizational Document in order to correct such inconsistency in favor of such provision of this Agreement. In the event that such provision is required to be set forth in any Organizational Document in order to be enforceable upon the Company and/or the Shareholders under applicable law, the Shareholders shall take such action as may be necessary to amend such Organizational Document in order reflect the applicable provision of this Agreement.

4.13 Counterparts.

This Agreement may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

4.14 Further Assurances.

Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as are required in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

4.15 Remedies.

Each party hereto acknowledges and agrees that in the event he, she or it fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, no remedy at law will provide adequate relief to the other parties hereto, and agrees that the other parties hereto shall be entitled to specific performance and/or temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

4.16 No Conflicting Agreements.

No Shareholder shall enter into any agreements or arrangements of any kind with any Person with respect to any Securities or other Equity Securities that prohibits such Shareholder from complying with the applicable provisions of this Agreement (whether or not such agreements or arrangements are with other Shareholders or with Persons that are not party to this Agreement).

4.17 Confidentiality.

(a) Each Shareholder agrees that it will use the Confidential Information (as defined in Section 4.17(b) below) solely for the purpose of monitoring and managing its investment in the Company and will use reasonable precautions in accordance with its established procedures to keep such information confidential; provided, however, that any such information may be disclosed to such Shareholder’s affiliates, partners and its and their respective directors, officers, employees, agents, counsel, auditors, advisors, consultants and representatives (collectively, (including the affiliates and partners), the “Representatives”) who need to know such information for the purpose of monitoring and managing such Shareholder’s investment in the Company (it being understood that such Representatives shall be informed by such Shareholder of the confidential nature of such information and agree to abide by these confidentiality provisions). To the extent permitted by applicable law, each Shareholder agrees to be responsible for any breach of this Agreement that results from the actions or omissions of such Shareholder’s Representatives.

(b) The term “Confidential Information” means (i) all information related to the Company and its Subsidiaries provided to such Shareholder by or on behalf of the Company or its Affiliates (the “Furnishing Parties”), and (ii) all analyses developed by such Shareholder using any information specified under clause (i) above. The term “Confidential Information” shall not include information that (A) is or becomes generally available to the public other than as a result of a disclosure by such Shareholder in

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

violation of this Agreement, (B) was within such Shareholder’s possession prior to its being furnished to it by a Furnishing Party or their respective representatives, provided that the source of such information was not known by such Shareholder to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to a Furnishing Party or any other party with respect to such information or (C) is or becomes available to such Shareholder on a non-confidential basis from a source other than a Furnishing Party or their respective representatives, provided that such source is not known by such Shareholder to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to a Furnishing Party, or any other party with respect to such information.

(c) Each Shareholder shall be permitted to disclose any Confidential Information in the event that such Shareholder is otherwise required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization having or claiming to have jurisdiction) or in connection with any legal proceedings. Each Shareholder agrees that it will notify the Company as soon as practical in the event of any such disclosure (other than as a result of an examination by any regulatory agency), unless such notification shall be prohibited by applicable law or legal process.

(d) Notwithstanding the foregoing, each Shareholder shall be permitted to disclose certain information that may constitute Confidential Information in order to comply with its reporting obligations to its direct and indirect investors and equity holders, if any, including: (i) the name and brief description of the Company and the date of the Investor’s investment in the Company, (ii) the amount of the Investor’s total Commitment and such equity holder’s indirect share of such Commitment; and (iii) the quarterly valuation of the Investor’s investment in the Company; provided, that nothing in this Section 4.17(d) shall supersede the confidentiality obligations of the Investor set forth in the Confidentiality Agreement between the Company, on one hand and the Investor (or one of its affiliates), on the other hand, entered into in connection with the due diligence process regarding the private placement of Shares by the Company in 2014.

(e) The Company acknowledges its confidentiality obligations, if any, to each Shareholder as set forth in each Shareholder’s subscription agreement.

* * * * *

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amended and Restated Shareholders Agreement on the date first written above.

COMPANY:

ATHENE HOLDING LTD.

By:
Name:
Title:

SHAREHOLDERS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amended and Restated Shareholders Agreement on the date first written above.

SHAREHOLDERS:

By:
Name:
Title:

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

ANNEX I

SHAREHOLDINGS – COMMON SHARES

Name of Investor	Total Common Shares
AHL 2014 Investor, L.P.	6,730,769.23
Stanhope Investments	4,615,384.32
2403304 Ontario Limited	5,769,230.77
Normanton Investments Pte. Ltd.	2,884,615.38
CREL/OAC L.L.C.	2,500,000.00
Stepstone K Strategic Opportunities Fund L.P.	1,846,153.85
Arizona State Retirement System	1,846,153.85
GIM Investments PCC Ltd - Alpha Cell	1,153,846.15
Ace Touche Investments Ltd	1,730,769.23
Pantheon Global GT Fund, L.P.	769,230.77
Pantheon Global HO Fund, L.P.	769,230.77
Pantheon Global Co-Investment Opportunities Fund II, L.P.	439,076.92
Pantheon Global Co-Investment Opportunities Fund II (Sidecar), L.P.	137,846.15
40 North Investments LP	618,131.92
Alettar LLC	343,406.54
GCM AHL Holdings, LLC	673,076.92
State Street Australia Limited as custodian for Sunsuper Superannuation Fund	576,923.08
Margaret A. Cargill Foundation	250,000.00
Anne Ray Charitable Trust	288,461.54
First Gulf Bank PJSC	769,230.77
Jungfrau SICAV-SIF	673,076.92
Albres Holding AG	86,538.46
Tramontana Pte. Ltd	67,307.69
Gaby Salem	76,923.08
Robert Wood Johnson Foundation	480,769.23
MSA Collateral Partners LLC	346,153.85
Macro Continental, Inc.	307,692.31
Boscolo Intervest Limited	307,692.31
Woodburn Holdings II, S.A.	38,461.54
Primatec Holdings, S.A.	38,461.54
SL Family Partners L.P.	307,692.31
Gladwyne Master Fund Limited	153,846.15
Aliya Z. Tabani	38,461.54
Zeshan Z. Tabani	38,461.54
2005 ZST/TBT Descendants’ Trust - T Agreement dated February 22, 2005	115,384.62
ACE Buyout II SPC Ltd. on behalf of Athene SP	76,923.08
Saiso Partners LLC	19,230.77

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

LaM Financial Holdings, Ltd., L.L.L.P.	19,230.77
Johnson/Martin Revocable Trust	9,615.38
Steven William Spira	19,230.77
Serengeti Opportunities MM L.P.	346,153.85
Serengeti Multi-Series Master LLC-Series E	1,000,000.00
KG Investments Fund LLC	384,615.38
KG Select Opportunity Fund LP	692,307.69
Kingdon Associates	66,538.46
Kingdon Family Partnership, L.P.	13,230.77
M. Kingdon Offshore Master Fund L.P.	112,538.46
Boathouse Row I, LP	63,584.58
Boathouse Row II, LP	22,304.54
Boathouse Row Offshore, LTD	115,384.15
Boathouse Row Offshore Regatta,LTD	29,495.96
Anchorage Capital Master Offshore, Ltd.	769,230.77
The Selz Foundation, Inc	9,615.38
KSH Structured Investments II, L.L.C.	769,230.77
Silver Point Partner Trust A	57,692.31
Silver Point Partner Trust B	57,692.31
2011 Mule Family GST Trust #1	115,384.62
Cohesive Capital Partners, L.P.	384,615.38
Michael A. Perelman	3,846.15
Sun Mountain Capital Limited	384,615.38

[TO BE SUPPLEMENTED]

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

EXHIBIT A

FORM OF SPOUSAL CONSENT

Dated             , 20

Reference is hereby made to the Sixth Amended and Restated Shareholders Agreement, dated as of April 4, 2014 (as amended, restated, modified, supplemented or otherwise changed from time to time in accordance with its terms, the “Agreement”), among ATHENE HOLDING LTD., a Bermuda limited liability company (the “Company”) and the parties signatory thereto. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Agreement.

This Spousal Consent is being delivered pursuant to Section 4.8 of the Agreement, a copy of which has been provided to the undersigned (“Spouse”). Spouse, as the spouse of (the “Relevant Other Shareholder”), consents to all of the provisions of the Agreement and to the extent that Spouse may lawfully do so, Spouse confirms that the Relevant Other Shareholder may act alone with respect to all matters in connection with the Agreement. Spouse also confirms that the Relevant Other Shareholder may enter into agreements pursuant to the Agreement and consent to and execute amendments thereof, without further signature or consent of, or notice to, Spouse. Spouse further agrees that he/she will not take any action to oppose or otherwise hinder the operation of the provisions of the Agreement.

To the extent of any property interest that Spouse may have in such Other Shareholder Shares, Spouse consents to be bound by the terms of the Agreement, including, without limitation, restrictions on transfer and obligations to sell set forth therein.

Name of Spouse

ATHENE HOLDING LTD. – SHAREHOLDERS AGREEMENT

Annex 2

Letter Agreements Between Company and Other Shareholders

See attached.

AAA Side-Letter

April 4, 2014

AAA Guarantor – Athene L.P.

Trafalgar Court

Les Banques

St. Peter Port

Guernsey

GY1 3QL

Attn: Paul Guilbert

Apollo Life Re Ltd.

c/o Walkers Corporate Services Limited

Walker House

87 Mary Street

Grand Cayman KY1-9001

Cayman Islands

With a copy to:

Apollo Management L.P.

9 West 57th Street

New York, New York 10019

Attn: Imran Siddiqui

Ladies and Gentlemen:

Reference is made to the Sixth Amended and Restated Shareholders Agreement, dated as of April 4, 2014 (the “Sixth SHA”), by and between Athene Holding Ltd. (the “Company”) and the Shareholders party thereto. Terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Sixth SHA.

This letter agreement (this “Letter Agreement”) is entered into between the Company and AAA Guarantor – Athene L.P. and Apollo Life Re Ltd., and the provisions hereof shall apply to any other Shareholder that may be deemed to be an “Apollo Shareholder” for purposes of the Sixth SHA (collectively, the “Apollo Shareholders”). This Letter Agreement is being entered into in connection with the Company’s offering of additional common shares, which is expected to close on or about April 4, 2014 (the “Private Placement”).

A.	Board Representation for the Apollo Shareholders; Covenants

1. For so long as AAA Guarantor – Athene L.P. holds any Equity Securities directly or indirectly, AAA Guarantor – Athene L.P. shall have the right to have one representative present (whether in person or by telephone) at all meetings of the Board (and committees thereof); provided that such representative shall not be entitled to vote at such meetings. The Company shall send to each such representative all of the notices, information and other materials that are distributed to the Directors and shall provide such representative with a notice and agenda of each meeting of the Board (and committees thereof) all at the same time and in the same manner as such notices, agenda, information and other materials are provided to the members of the Board; provided, however, that upon the request of any such representative, the Company shall refrain from sending such notices, information and other materials to such representative for so long as such representative shall request. AAA Guarantor – Athene L.P. shall provide notice to the Company of the identity and address of, or any change with respect to the identity or address of, such representative.

2. The Company and the Apollo Shareholders agree to take all actions necessary to ensure the foregoing.

B.	Information Rights for the Apollo Shareholders; Covenants

The Apollo Shareholders shall be entitled to receive regular and suitable business (e.g., sales, marketing and technology), financial and other information reasonably appropriate to monitor and manage their ownership interests and such other information as they may reasonably request, from time to time. Such information will include, without limitation, the following:

1. Access to Records. The Company shall, and shall cause each Subsidiary of the Company to, afford to each Apollo Shareholder and each of their respective officers, employees, advisors, counsel and other authorized representatives, during normal business hours, reasonable access, upon reasonable advance notice, to all of the books, records and properties of the Company and each such Subsidiary and all officers and employees of the Company and each such Subsidiary.

2. Budget. Except as otherwise determined by the Audit Committee, 45 business days following the beginning of each quarter and annual fiscal period, the Company shall deliver management’s most recently prepared projections and the current budget for the year-to-date for the Company and its Subsidiaries, in form, methodology, and level of detail reasonably satisfactory to the Apollo Shareholders.

3. Miscellaneous. As promptly as practicable upon becoming available, the Company shall provide to each Apollo Shareholder:

a. copies of all reports, press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its or their shareholders generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the Commission, any securities exchange or FINRA or similar Governmental Authority; provided that, the filing of any such reports in any publicly available database or through any publicly available reporting system (including information which is available on any publicly available news web site) shall be deemed to constitute delivery to the Apollo Shareholders in compliance with this provision; provided, further, that, no financial reports are required to be delivered pursuant to this Section B-3.a;

b. notification in writing of any litigation or governmental proceeding (and any proposed compromise with respect to such litigation or governmental proceeding) in which it or any of its Subsidiaries is involved and which would likely, if determined adversely, materially and adversely affect the Company or any of its Subsidiaries;

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c. notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound which would likely materially and adversely affect the Company or any of its Subsidiaries;

d. notification in writing of any material development to or affecting the business and affairs of the Company or any of its Subsidiaries, such as significant changes in management personnel and compensation or employee benefits, introduction of new lines of business, important acquisitions (and the Company and its Subsidiaries shall provide the Apollo Shareholders with the opportunity, on reasonable notice, to consult with and advise the management of the Company and its Subsidiaries on its views with respect thereto);

e. upon request, copies of all reports prepared for or delivered to the management of the Company or its Subsidiaries by its or their accountants; and

f. upon request, any other routinely collected financial or other information available to management of the Company or its Subsidiaries, subject to the preservation of all applicable attorney-client, attorney work product and other privileges.

4. VCOC. The rights granted to Apollo Life Re Ltd. and AAA Guarantor – Athene L.P. (in their respective capacities as an Apollo Shareholder) by the Company in this Letter Agreement are intended to satisfy the requirement of management rights for purposes of qualifying Apollo Life Re Ltd.’s and AAA Guarantor – Athene L.P.’s investments in the Company as “venture capital investments” for purposes of the Department of Labor “plan assets” regulation, 29 C.F.R. § 2510.3-101. In the event these rights are not satisfactory for such purpose, the Company, Apollo Life Re Ltd. and AAA Guarantor – Athene L.P. shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights that satisfy such regulations. Furthermore, the rights granted to Apollo Life Re Ltd. and AAA Guarantor – Athene L.P. by the Company in this Letter Agreement are not in substitution for, and shall not be deemed to be in limitation of, any rights otherwise available to Apollo Life Re Ltd. or AAA Guarantor – Athene L.P. as a holder of any securities of the Company. In addition, the Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this agreement in the same manner and to the same extent that the Company would have been required to perform if no such succession had taken place.

C.	Athene IPO Registration

The Company shall use its best efforts to effect, on or prior to November 30, 2015, the consummation of the sale by one or more persons in an underwritten public offering of common equity of the Company that (i) is led by a nationally recognized financial institution reasonably acceptable to the Board of Directors of the Company, (ii) is registered on a Form S-1 registration statement (or a comparable form of registration statement) under the Securities Act of 1933, as amended (or applicable UK securities law), and (iii) following which such publicly-offered common equity is listed on the New York Stock Exchange, the NASDAQ Stock Market or the London Stock Exchange’s Main Market.

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D.	Miscellaneous

1. Except as otherwise expressly provided herein, this Letter Agreement shall automatically and permanently terminate and be of no further force and effect without any action by any party hereto upon such time as there shall be no “Apollo Shareholder” for purposes of the Sixth SHA.

2. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction, or is otherwise reasonably determined (based on the advice of counsel) to be invalid, prohibited or unenforceable for any reason, such provision shall be ineffective, null and void and all actions previously taken pursuant to such provision shall be rescinded, without invalidating the remaining provisions of this Letter Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Letter Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

3. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS LETTER AGREEMENT MAY ONLY BE BROUGHT AND ENFORCED IN EITHER THE COURTS OF BERMUDA OR THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF BERMUDA OR THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENTERED IN AND ENFORCED IN ANY COURT HAVING JURISDICTION THEREOF.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4. Any person not a party hereto but who is or may become an “Apollo Shareholder” shall be considered a third party beneficiary of this Letter Agreement.

5. This Letter Agreement may only be amended by an instrument in writing signed by the parties hereto.

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6. The parties hereto may execute this Letter Agreement in one or more counterparts, each of which constitutes an original copy of this Letter Agreement and all of which, collectively, constitute one agreement.

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Please Acknowledge your agreement with respect to the foregoing by signing below.

Regards,

ATHENE HOLDING LTD.

By:
Name:
Title:

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AAA GUARANTOR — ATHENE L.P., Shareholder

By:	AAA Investments, L.P.,
its general partner

By:	AAA Associates, L.P.,
its general partner

By:	AAA MIP Limited,
its general partner

By:	Apollo Alternative Assets, L.P.,
its service provider

By:	Apollo International Management, L.P.,
its managing general partner

By:	Apollo International Management GP, LLC,
its general partner

By:
Name:	Date
Title:

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APOLLO LIFE RE LTD.

By:
Name:
Title:

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Palmetto Side-Letter

April 4, 2014

Palmetto Athene Holdings (Cayman), L.P.

c/o Apollo Global Management, LLC

Cayman Islands

Ladies and Gentlemen:

Reference is made to the Sixth Amended and Restated Shareholders Agreement, dated as of April 4, 2014 (the “Sixth SHA”), by and between Athene Holding Ltd. (the “Company”) and the Shareholders party thereto. Terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Sixth SHA.

This letter agreement (this “Letter Agreement”) is entered into between the Company and Palmetto Athene Holdings, L.P. (“Palmetto”). This Letter Agreement is being entered into in connection with the Company’s offering of additional common shares, which is expected to close on or about April 4, 2014 (the “Private Placement”).

A.	Board Representation for Palmetto; Covenants

1. For so long as Palmetto owns at least 2,500,000 Common Shares, inclusive of any shares that Palmetto is committed to purchase upon the request of the Company but have not yet been purchased, and as such number may be equitably adjusted to neutralize the effect of any stock dividends, stock splits, share recombinations or other pro-rata recapitalizations that may affect the number of outstanding Common Shares, Palmetto shall have the right to have one representative present (whether in person or by telephone) at all meetings of the Board (and committees thereof); provided that such representative shall not be entitled to vote at such meetings. The Company shall send to each such representative all of the notices, information and other materials that are distributed to the Directors and shall provide such representative with a notice and agenda of each meeting of the Board (and committees thereof) all at the same time and in the same manner as such notices, agenda, information and other materials are provided to the members of the Board; provided, however, that (i) upon the request of any such representative, the Company shall refrain from sending such notices, information and other materials to such representative for so long as such representative shall request, (ii) such representative shall agree to hold all information so provided in confidence and trust in accordance with, and agrees to be bound by, the confidentiality provisions set forth in the Palmetto Subscription Agreements and (iii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if the Board determines in good faith that access to such information or attendance at such meeting would adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative or if such representative is a direct competitor of the Company. Palmetto shall provide notice to the Company of the identity and address of, or any change with respect to the identity or address of, such representative. For the purposes hereof, the

“Palmetto Subscription Agreements” shall mean (i) that certain Subscription Agreement dated as of October 13, 2010, by and between the Company and Palmetto (as amended, supplemented or modified from time to time) and (ii) that certain Subscription Agreement dated as of November 3, 2011, by and between the Company and Palmetto (as amended, supplemented or modified from time to time). The Company and Palmetto agree to take all actions necessary to ensure the foregoing.

B.	Information Rights for Palmetto; Covenants.

Palmetto shall be entitled to receive regular and suitable business (e.g., sales, marketing and technology), financial and other information reasonably appropriate to monitor and manage its ownership interests and such other information as it may reasonably request, from time to time. Such information will include, without limitation, the following:

1. Access to Records. The Company shall, and shall cause each Subsidiary of the Company to, afford Palmetto and its officers, employees, advisors, counsel and other authorized representatives, during normal business hours, reasonable access, upon reasonable advance notice, to all of the books, records and properties of the Company and each such Subsidiary and all officers and employees of the Company and each such Subsidiary.

2. Budget. Except as otherwise determined by the Audit Committee, 45 business days following the beginning of each quarter and annual fiscal period, the Company shall deliver management’s most recently prepared projections and the current budget for the year-to-date for the Company and its Subsidiaries, in form, methodology, and level of detail reasonably satisfactory to Palmetto.

3. Miscellaneous. As promptly as practicable upon becoming available, the Company shall provide to Palmetto:

a. copies of all reports, press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its or their shareholders generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the Commission, any securities exchange or FINRA or similar Governmental Authority; provided that, the filing of any such reports in any publicly available database or through any publicly available reporting system (including information which is available on any publicly available news web site) shall be deemed to constitute delivery to Palmetto in compliance with this provision; provided, further, that, no financial reports are required to be delivered pursuant to this Section B-3.a;

b. notification in writing of any litigation or governmental proceeding (and any proposed compromise with respect to such litigation or governmental proceeding) in which it or any of its Subsidiaries is involved and which would likely, if determined adversely, materially and adversely affect the Company or any of its Subsidiaries;

c. notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound which would likely materially and adversely affect the Company or any of its Subsidiaries;

d. notification in writing of any material development to or affecting the business and affairs of the Company or any of its Subsidiaries, such as significant changes in management personnel and compensation or employee benefits, introduction of new lines of business, important acquisitions;

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e. upon request, copies of all reports prepared for or delivered to the management of the Company or its Subsidiaries by its or their accountants; and

f. upon request, any other routinely collected financial or other information available to management of the Company or its Subsidiaries, subject to the preservation of all applicable attorney-client, attorney work product and other privileges.

C.	Athene IPO Registration

The Company shall use its best efforts to effect, on or prior to November 30, 2015, the consummation of the sale by one or more persons in an underwritten public offering of common equity of the Company that (i) is led by a nationally recognized financial institution reasonably acceptable to the Board of Directors of the Company, (ii) is registered on a Form S-1 registration statement (or a comparable form of registration statement) under the Securities Act of 1933, as amended (or applicable UK securities law), and (iii) following which such publicly-offered common equity is listed on the New York Stock Exchange, the NASDAQ Stock Market or the London Stock Exchange’s Main Market.

D.	Miscellaneous

1. Except as otherwise expressly provided herein, this Letter Agreement shall automatically and permanently terminate and be of no further force and effect without any action upon the consummation of a QIPO of the Company.

2. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction, or is otherwise reasonably determined (based on the advice of counsel) to be invalid, prohibited or unenforceable for any reason, such provision shall be ineffective, null and void and all actions previously taken pursuant to such provision shall be rescinded, without invalidating the remaining provisions of this Letter Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Letter Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

3. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS LETTER AGREEMENT MAY ONLY BE BROUGHT AND ENFORCED IN EITHER THE COURTS OF BERMUDA OR THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HERETO

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IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF BERMUDA OR THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENTERED IN AND ENFORCED IN ANY COURT HAVING JURISDICTION THEREOF.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4. This Letter Agreement may only be amended by an instrument in writing signed by the parties hereto.

5. The parties hereto may executive this Letter Agreement in one or more counterparts, each of which constitutes an original copy of this Letter Agreement and all of which, collectively, constitute one agreement.

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Please Acknowledge your agreement with respect to the foregoing by signing below.

Regards,

ATHENE HOLDING LTD.

By:
Name:
Title:

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PALMETTO ATHENE HOLDINGS (CAYMAN), L.P.

By:	Apollo Palmetto Management, LLC,
its General Partner

By:
Name:
Title:

6

Execution

April 4, 2014

Stanhope Investments

190 Elgin Avenue

George Town

Grand Cayman KY1-9003

Cayman Islands

Stanhope Life, L.P.

87 Mary Street, Grand Cayman, KY1-9001

Cayman Islands

Stanhope Life II, L.P.

87 Mary Street, Grand Cayman, KY1-9001

Cayman Islands

Ladies and Gentlemen:

In connection with an investment by Stanhope Investments (the “Investor”) in Athene Holding Ltd., a Bermuda exempted company limited by shares (the “Company”), and as an inducement for investment by the Investor in the Company (the “Investment”), the Company has agreed to provide the Investor with this letter agreement (the “Letter Agreement”). The Investor is, contemporaneously herewith, subscribing for an interest in the Company in a private placement (the “Private Placement”), pursuant to the Sixth Amended and Restated Shareholders Agreement of the Company, as amended from time to time (the “Shareholders Agreement”), and, assuming satisfaction of the conditions contained in the subscription agreement executed by the Investor (the “Subscription Agreement”) and acceptance thereof, will become a Shareholder.

Stanhope Life, L.P. (“Stanhope Life I”) and Stanhope Life II, L.P. (“Stanhope Life II” and collectively with Stanhope Life I, the “Stanhope LPs”), in which Investor is a partner, are currently Shareholders in the Company and are entering into this Letter Agreement with the Company in connection with the Private Placement to reflect and update their prior understandings regarding their investments in the Company. The Investor and the Stanhope LPs are collectively referred to as the “Stanhope Group”.

Terms appearing with initial capitals in this Letter Agreement shall have the meanings assigned to them in the Shareholders Agreement or Subscription Agreement, as applicable, unless such terms are otherwise defined in this Letter Agreement or the use of initial capitals is conventional in its context.

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This Letter Agreement shall evidence our understanding as follows:

1. Most Favoured Nations. If the Company or any of its affiliates (a) enters into any side letter, subscription agreement (which contains additional agreements) and/or any other letter agreement or similar agreement (a “Side Letter Agreement”) with any future or current direct or indirect investor in the Company whose aggregate (together with those of its affiliates) investment and commitment to subscribe for additional common shares in the Company equals or is less than the Stanhope Group, such Side Letter was provided in consideration of an investment in the Company and which Side Letter Agreement establishes rights or benefits in favour of such investor that are more favourable in any material respect to such investor than the rights or benefits established in favour of the Stanhope Group, or (b) grants a waiver or modification of certain investment terms to an investor in the Company for common shares, that in each case has the effect of establishing rights or benefits in favour of such investor that are more favourable in any material respect to such investor (in its capacity as an investor in the Company) than the rights or benefits established in favour of the Stanhope Group, then in the case of either clause (a) or (b), the Company shall, or shall procure that its affiliate shall offer to the Stanhope Group (the “MFN Offer”) the opportunity to elect to receive such rights or benefits established by such Side Letter Agreement (subject to the conditions, qualifications, restrictions and limitations related to such rights or benefits set forth in or implied by such Side Letter Agreement) and in connection with such MFN Offer, the Company or its affiliate shall provide a reasonably detailed description (without disclosing the identity of such investor) of the relevant Side Letter Agreements or other relevant documents to the Stanhope Group. Provided, however, that the Company shall have no obligation to make any MFN Offer to the Stanhope Group (a) that has been granted to such other investor because such other investor is subject to any law, rule or regulation to which the Investor is not subject, (b) that has been granted in connection with a strategic transaction the purpose of which is not primarily related to the raising of capital to fund the Company’s existing business (e.g., such as acquisitions of businesses or assets for shares in the Company), (c) that has been granted to any investor in the Shareholders Agreement, the Registration Rights Agreement or the Bye-laws, (d) that has been granted to Apollo Global Management, LLC (“AGM”), any of its affiliates or any directors, officers, or full-time employees of the Company and its affiliates, (e) that is not specific to a direct or indirect investment in common shares of the Company (e.g., a right granted by AGM to an investor in an investment fund or managed account that relate to a portfolio of investments, even if one investment in the portfolio is common shares of the Company), or (f) that if given to the Stanhope Group would adversely affect, in any material respect, the tax or regulatory position of the Company or its security holders. The Investor, acting for the Stanhope Group, shall have thirty (30) days from the receipt of the MFN Offer to respond and elect to accept such additional rights and benefits.

2. Investment Condition. The Company acknowledges and agrees that the Investor’s aggregate $120 million Total Commitment and its $24 million Initial Payment Amount indicated on the Investor’s signature page to the Subscription Agreement is conditional on the Company raising at or prior to the closing relating to the Initial Payment Amount a total amount of capital that is no less than US$500 million.

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3. 25% Commitment Threshold. The Company acknowledges and agrees that, in accordance with the Investor’s policy, notwithstanding the (i) aggregate $120 million Commitment indicated on the Investor’s signature page to the Subscription Agreement, (ii) the Investor’s Commitment as of the Initial Payment Amount Date (as defined in the Subscription Agreement), (iii) Stanhope Life I’s Total Commitment indicated on the Stanhope Life I’s signature page to the Stanhope Subscription Agreement No. 1 (as defined below at Section 15), (iv) Stanhope Life II’s Total Commitment indicated on the Stanhope Life II’s signature page to the Stanhope Subscription Agreement No. 2 (as defined below at Section 15), and (v) each subsequent Capital Call, the aggregate total of the foregoing cannot exceed 25% of the aggregate targeted total Commitments to the Company in the Private Placement. Accordingly, the Company agrees that at the date the Investor is admitted as a Shareholder, the Investor’s Commitment shall be an amount equal to the lesser of (a) the aggregate total of the amounts indicated in the foregoing items (i) to (v) (inclusive) and (b) 25% of the aggregate total Commitments to the Company as of the date of such admission (as adjusted to take account for the effect of this provision). The Company agrees, at each subsequent closing for each Capital Call, to adjust (whether by an increase or a decrease) as may be necessary the Investor’s Commitment to an amount consistent with the formula set forth in the preceding sentence.

4. Investor Information. The Company confirms that none of the Investor, its sole shareholder, or an Affiliate of the Investor, will be required to provide any financial statements to the Company or its lenders in connection with any borrowing by the Company or its Subsidiaries. The Company further confirms that the Investor’s sole shareholder will not provide any parent guarantee with respect to such borrowing.

5. Capital Contributions. Subject to Section 3 hereof, the Company confirms that the Investor will not be required to contribute any funds in excess of the Investor’s Capital Commitment to the Company as set forth in the Investor’s Subscription Agreement without its consent.

6. Auditors. The Company will immediately notify the Investor in writing if it changes auditors.

7. In Specie Distributions. The Company undertakes that distributions made to any member of the Stanhope Group by the Company will only be made in cash (other than any stock dividends, stock splits, share reclassifications, share recombinations or other pro rata recapitalizations of the common shares of the Company). Accordingly, any other securities to be distributed in kind to the account of the Investor will be disposed of by the Company prior to such distribution and the proceeds from such disposition shall be distributed to Investor in lieu thereof, and in connection therewith, the Company shall use all reasonable efforts to achieve the best possible price for the benefit of the Investor. The Investor shall be responsible for the costs related to the disposition of such assets.

8. Notices. Notwithstanding anything to the contrary in the Shareholders Agreement or the Subscription Agreement, the Company agrees to provide the Investor via email to ss@adcouncil.ae with a copy of notices otherwise sent to the Investor in hard

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copy (whether by mail, registered mail or any other delivery service) or by facsimile transmission. The Company agrees that all notices and reports sent to the Stanhope Group pursuant to the Shareholders Agreement or the Subscription Agreement, or pursuant to any other documents delivered by the Company in connection with the Stanhope Group’s investment in the Company, shall be made available in either downloadable or printable format.

9. Use of Name. The Company and any of its affiliates shall not, without the prior written consent of the Investor, (a) use, whether orally or in writing, in advertising, publicity or otherwise the name, address or other identifying information of the Investor, the parent or any affiliate of the Investor or any derivative thereof, or any director, officer or employee of the Investor or its parent or its affiliates, nor any trade name, trademark, trade device, service mark or symbol owned by the Investor or its parent or its affiliates, (b) represent, directly or indirectly, that any product or any service provided by the Company or any of its affiliates has been approved or endorsed by the Investor or any of its parent or its affiliates, or (c) disclose, whether orally or in writing, any relationship with the Investor using the Investor’s or its parent’s or any affiliate’s name, for any reason. Notwithstanding the foregoing, the Company may make any disclosure that (i) is required by law, regulation or legal process (including pursuant to any applicable listing or exchange rules) provided that the Company shall undertake to notify the Investor in advance and in writing that it is subject to such a requirement to the extent such prior notification is reasonably practicable, or (ii) is required or contemplated by the terms of the Shareholders Agreement regarding the Investor’s status as a Shareholder.

10. Commissions. The Company hereby represents and warrants to the Investor that none of the Company and any of its affiliates, or any officer, director, employee, agent or representative of any of the foregoing has directly or indirectly paid (or will directly or indirectly pay) any brokerage commission, finder’s, arranger’s or placement agent’s fee, or any other amount of whatever nature or kind, or has directly or indirectly provided (or will directly or indirectly provide) any other benefit (whether monetary or otherwise), to any person (including the Investor or its officers or employees) in connection with the investment by the Investor in the Company, except as fully disclosed in writing to, and consented to by, the Investor prior to the closing of the investment by the Investor in the Company. Notwithstanding anything else herein, the Company confirms that none of the Company and any of its affiliates, or any officer, director, employee, agent or representative of any of the foregoing has directly or indirectly paid any brokerage commission, finder’s, arranger’s or placement agent’s fee, or any other amount of whatever nature or kind in connection with the investment by the Investor in the Company. The Company hereby represents and warrants to the Investor that no management or incentive fees are payable by the Stanhope Group with respect to any of the securities being purchased pursuant to the Private Placement.

11. Executed Copies. The Company shall cause to be prepared and couriered to the Investor, with a copy by email to the address set forth above, within fifteen (15) days after the closing pertaining to the Investor, original copies of the executed Shareholders Agreement and Subscription Agreement, if applicable, this Letter Agreement and a trade confirmation or similar documentation confirming the Investor’s investment in the Company. The Company shall provide the Investor’s legal counsel at jgladis@pattonboggs.com with an electronic copy of such executed documents.

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12. Business Days. The Company agrees that, because Friday is not a business day in Abu Dhabi and this differs from Business Days as defined in the Shareholders Agreement, the Subscription Agreement, the Registration Rights Agreement and any other agreement in connection with the Private Placement, for any notice period less than ten (10) Business Days which includes a Friday, the Investor shall be given an extra Business Day to comply with the provision to which such notice period relates.

13. Athene IPO Registration. The Company shall use its best efforts to effect, on or prior to November 30, 2015, the consummation of the sale by one or more persons in an underwritten public offering of common equity of the Company that (A) is led by a nationally recognized financial institution reasonably acceptable to the Board of Directors of the Company, (B) is registered on a Form S-1 registration statement (or a comparable form of registration statement) under the Securities Act of 1933, as amended (or applicable UK securities law), and (C) following which such publicly-offered common equity is listed on the New York Stock Exchange, the NASDAQ Stock Market or the London Stock Exchange’s Main Market (an “IPO”).

14. Notice of Changes to Entity Classification. The Company is, and has been since the date of its formation, classified as an association taxable as a corporation pursuant to the business entity classification regulations issued by the U.S. Internal Revenue Service under section 7701 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). If the Company determines that it is in the best interest of the Company to effectuate a change in the entity classification of the Company for U.S. tax purposes (e.g., changing the Company’s entity classification from a corporation to a partnership for U.S. tax purposes), the Company shall provide the Investor at least 180 days prior written notice before effectuating such change.

15. Board Observer Right. For so long as the Stanhope Group owns at least 2,500,000 common shares of the Company (“Common Shares”), inclusive of any shares that the Stanhope Group is committed to purchase upon the request of the Company but have not yet been purchased, and as such number may be equitably adjusted to neutralize the effect of any stock dividends, stock splits, share recombinations or other pro-rata recapitalizations that may affect the number of outstanding Common Shares, the Investor shall have the right to have one representative present (whether in person or by telephone) at all meetings of the Board (and committees thereof); provided that such representative shall not be entitled to vote at such meetings. The Company shall send to each such representative all of the notices, information and other materials that are distributed to the Directors and shall provide such representative with a notice and agenda of each meeting of the Board (and committees thereof) all at the same time and in the same manner as such notices, agenda, information and other materials are provided to the members of the Board; provided, however, that (a) upon the request of any such representative, the Company shall refrain from sending such notices, information and other materials to such representative for so long as such representative shall request, (b) such representative shall agree to hold all information so provided in confidence and

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trust in accordance with, and agrees to be bound by, the confidentiality provisions set forth in Section 6.4 of the Subscription Agreement, Section 6.6 of the Stanhope Subscription Agreement No. 1 and Section 6.4 of the Stanhope Subscription Agreement No. 2 and (c) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if the Board determines in good faith that access to such information or attendance at such meeting would adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative or if such representative is a direct competitor of the Company. The Investor shall provide notice to the Company of the identity and address of, or any change with respect to the identity or address of, such representative. For purposes hereof, the term “Stanhope Subscription Agreement No. 1” shall mean that certain Subscription Agreement dated as of January 21, 2011, by and between the Company and Stanhope Life I (as amended, supplemented or modified from time). For purposes hereof, the term “Stanhope Subscription Agreement No. 2” shall mean that certain Subscription Agreement dated as of March 5, 2012, by and between the Company and Stanhope Life II (as amended, supplemented or modified from time). The Company and the Investor agree to take all actions necessary to ensure the foregoing.

16. Committee Rights.

(a) The Company shall maintain a conflicts committee (the “Conflicts Committee”) until the Company consummates an IPO and a representative selected by the Investor shall be entitled to serve as a member of the Conflicts Committee until the earlier of (i) such representative ceases to serve as a Director and (ii) consummation of the IPO.

(b) The Company shall maintain an investment committee (the “Investment Committee”) until the Company consummates an IPO and a representative selected by the Investor shall be entitled to serve as a member of the Investment Committee until the earlier of (i) such representative ceases to be a Director and (ii) consummation of the IPO.

17. FATCA.

(a) The Company will at all times following the effective date of the FATCA provisions of the Code use its reasonable efforts to comply with reporting requirements necessary to avoid application of U.S. Federal withholding tax under FATCA (and any applicable intergovernmental agreements) to payments received by it.

(b) The Investor hereby represents to the Company that it is an “exempt beneficial owner” within the meaning of the U.S. Treasury Regulations Section 1.1471-6(b). The Investor agrees that it will provide the Company an executed IRS Form W-8 (or other appropriate form) indicating that it is an exempt beneficial owner described in section 1471(f) of the Code and further agrees to promptly provide a new IRS Form W-8 (or other appropriate form) confirming its status with respect to the information provided on its original form if such information changes or if an updated IRS Form W-8 (or other appropriate form) is required to be held on file in order for the Company to continue to

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recognize the Investor’s exempt status under section 1471(f) of the Code. Based solely on such representations and agreement, notwithstanding anything to the contrary in the Subscription Agreement, the Registration Rights Agreement and the Shareholders Agreement, the Company agrees that it shall not request non-public information with respect to the Investor or its ultimate beneficial owner(s) under section 3.11 of the Shareholders Agreement or section 6.7 of the Subscription Agreement with respect to FATCA compliance unless the Company reasonably concludes that the lack of such information could result in adverse consequences to the Company.

18. Information Rights for Stanhope Group; Covenants. The Stanhope Group shall be entitled to receive regular and suitable business (e.g., sales, marketing and technology), financial and other information reasonably appropriate to monitor and manage its ownership interests and such other information as it may reasonably request, from time to time. Such information will include, without limitation, the following:

(a) Access to Records. The Company shall, and shall cause each Subsidiary of the Company to, afford each member of the Stanhope Group and their respective officers, employees, advisors, counsel and other authorized representatives, during normal business hours, reasonable access, upon reasonable advance notice, to all of the books, records and properties of the Company and each such Subsidiary and all officers and employees of the Company and each such Subsidiary.

(b) Budget. Except as otherwise determined by the Audit Committee of the Company, forty-five (45) Business Days following the beginning of each month, quarter and annual fiscal period, the Company shall deliver management’s most recently prepared projections and the current budget for the year-to-date for the Company and its Subsidiaries, in form, methodology, and level of detail reasonably satisfactory to the Stanhope.

(c) Financial Reports. Except as otherwise determined by the Audit Committee, the Company shall deliver to the Stanhope Group, to the extent the Company is required by law or pursuant to the terms of any outstanding indebtedness of the Company to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Sections 13 or 15(d) of the Exchange Act of 1934, as amended, and if such reports are actually prepared by the Company, as soon as practical; provided that, the filing of any such reports with the United States Securities and Exchange Commission shall be delivered in electronic format by the Company to the Stanhope Group in compliance with this provision.

(d) Miscellaneous. As promptly as practicable upon becoming available, the Company shall provide to the Stanhope Group:

1. copies of all reports, press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its or their shareholders generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the U.S. Securities and Exchange Commission, any securities exchange or FINRA or similar Governmental authority;

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provided that, the filing of any such reports in any publicly available database or through any publicly available reporting system (including information which is available on any publicly available news web site) shall be delivered in electronic format by the Company to the Stanhope Group; provided, further, that, no financial reports are required to be delivered pursuant to this Section 18(d)(i);

2. notification in writing of any litigation or Governmental proceeding (and any proposed compromise with respect to such litigation or governmental proceeding) in which it or any of its Subsidiaries is involved and which would likely, if determined adversely, materially and adversely affect the Company or any of its Subsidiaries;

3. notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound which would likely materially and adversely affect the Company or any of its Subsidiaries;

4. notification in writing of any material development to or affecting the business and affairs of the Company or any of its Subsidiaries, such as significant changes in management personnel and compensation or employee benefits, introduction of new lines of business, important acquisitions;

5. upon request, copies of all reports prepared for or delivered to the management of the Company or its Subsidiaries by its or their accountants; and

6. upon request, any other routinely collected financial or other information available to management of the Company or its Subsidiaries, subject to the preservation of all applicable attorney-client, attorney work product and other privileges.

(e) Whenever this Section 18 provides for discretion on the part of any member of the Stanhope Group, notwithstanding the fact that the Investor is not the general partner of the Stanhope LPs, the determination of the Investor shall be determinative and binding on all members of the Stanhope Group.

19. Validity of Letter Agreement; Entire Agreement. This Letter Agreement constitutes a valid and binding agreement of the Company, on its own behalf and on behalf of the affiliates of the Company, on the one hand, and each member of the Stanhope Group, on the other hand. This Letter Agreement supplements the Shareholders Agreement as the same is being amended and restated in connection with the Private Placement and, in the event of a conflict between the provisions of this Letter Agreement and the Shareholders Agreement, the provisions of this Letter Agreement shall control. This Letter Agreement shall survive delivery of fully executed originals of the Shareholders Agreement, amendment and restatement of the Shareholders Agreement, and the Investor’s admission to the Company as a Shareholder. This Letter Agreement, the Shareholders Agreement, the Subscription Agreement, and the documents referred to herein and therein constitute the entire agreement among the parties hereto relating to the Investor’s investment in the Company.

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20. Termination. This Letter Agreement (except for Sections 21, 22 and this Section 20) shall terminate on the earlier of (a) the consummation of an IPO and (b) as and when the Stanhope Group no longer owns any common shares of the Company.

21. Governing Law. This Letter Agreement shall be governed by the laws of the State of New York, without regard to conflict of laws principles thereof.

22. Miscellaneous. This Letter Agreement may be executed in counterparts, each of which will constitute an original, but which together will constitute one and the same agreement. This Letter Agreement shall be binding on the parties hereto and their respective successors and assigns. The provisions of this Letter Agreement are severable, and the invalidity or unenforceability of any provision will not affect the validity or enforceability of any other provision hereof. This Letter Agreement may be amended only by an instrument in writing executed by each of the parties hereto.

23. Permission to Enter into Agreements. The Investor, as the sole limited partner of each of the Stanhope LPs, hereby consents for Stanhope Life Advisors, L.P., as general partner of each of the Stanhope LPs, to execute and deliver the Shareholders Agreement and the Registration Rights Agreement on behalf of each of such Stanhope LPs.

[signature page follows]

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If the above correctly reflects our understanding and agreement with respect to the foregoing matters, please so confirm by signing the enclosed copy of this Letter Agreement in the space provided below.

Yours faithfully,

ATHENE HOLDING LTD.

By:
Name:
Title:

Acknowledged and agreed

as of the date first above written.

STANHOPE INVESTMENTS

By:
Name:
Title:

By:
Name:
Title:

STANHOPE LIFE, L.P.

By:	Stanhope Life Advisors, L.P., its General Partner

By:	Apollo Administration GP Ltd., its General Partner

By:
Name:
Title:

STANHOPE LIFE II, L.P.

By:	Stanhope Life Advisors, L.P., its General Partner

By:	Apollo Administration GP Ltd., its General Partner

By:
Name:
Title:

Annex 3

Registration Rights Agreement

See attached.

ATHENE HOLDING LTD.

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

APRIL 4, 2014

ATHENE HOLDING LTD. – REGISTRATION RIGHTS AGREEMENT

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of April 4, 2014 (this “Agreement”), among ATHENE HOLDING LTD., a Bermuda exempted company limited by shares (the “Company”), and the SHAREHOLDERS set forth on the signature pages hereto.

PREAMBLE

WHEREAS, this Agreement is intended to amend and restate in its entirety the Second Amended and Restated Registration Rights Agreement, dated as of December 27, 2012, which amended and restated in its entirety the Amended and Restated Registration Rights Agreement, dated as of October 13, 2010, which amended and restated in its entirety the Registration Rights Agreement, dated as of July 15, 2009 (collectively, the “Prior Registration Rights Agreements”), each by and among the Company and the shareholders of the Company from time to time party thereto; and

WHEREAS, in connection with the issuance of equity securities of the Company, the parties hereto desire to amend the Prior Registration Rights Agreements as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the other parties hereto hereby agree as follows:

Section 1. Definitions; Initial Public Offering.

(a) As used in this Agreement, the following terms shall have the following meanings:

“15% IRR Condition” means, with respect to the IPO, a hypothetical investor in the Private Placement having achieved a 15% annual internal rate of return on its investment in all of its Investor Shares purchased in the Private Placement, calculating such annual rate of return taking into account the actual dates and amounts funded to acquire such Investor Shares in such Private Placement and assuming that such hypothetical investor sold all of such Investor Shares in the IPO at the IPO price per share.

“20% IRR Condition” means, with respect to any Follow-On Offering, a hypothetical investor in the Private Placement having achieved a 20% annual internal rate of return on its investment in all of its Investor Shares purchased in the Private Placement, calculating such annual rate of return taking into account the actual dates and amounts funded to acquire such Investor Shares in such Private Placement and assuming that such hypothetical investor sold its pro-rata portion of any such Investor Shares that were subject to being dragged pursuant to Section 4(b) (if any) at the IPO price per share, sold its pro-rata portion of any such Investor Shares that were subject to being dragged in any previous Follow-On Offering at the price per share of such applicable previous Follow-On Offering (if any), sold all of such remaining Investor Shares in the latest Follow-On Offering at the per share price of such Follow-On Offering, and did not sell any of such Investor Shares other than as described above.

ATHENE HOLDING LTD. – REGISTRATION RIGHTS AGREEMENT

“AAA Company Shares” has the meaning ascribed to such term in Section 4(a)(ii).

“AAA Entities” has the meaning ascribed to such term in Section 4(a)(ii).

“Affiliate” means, with respect to any Person, any (a) director, officer, limited or general partner, member or shareholder holding 5% or more of the outstanding capital stock or other equity interests of such Person, (b) any spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of a Person specified in clause (a) above relating to such Person) and (c) other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“AGM” means Apollo Global Management, LLC.

“Apollo Lock-up Shares” has the meaning ascribed to such term in Section 6(f).

“Apollo Person” has the meaning ascribed to such term in Section 6(g).

“Apollo Person Lock-up Shares” has the meaning ascribed to such term in Section 6(g).

“Athene Employee” has the meaning ascribed to such term in Section 6(i).

“Athene Employee Shares” has the meaning ascribed to such term in Section 6(i).

“Athene Management Person” has the meaning ascribed to such term in Section 6(h).

“Athene Management Person Lock-up Shares” has the meaning ascribed to such term in Section 6(h).

“Board” means the Board of Directors of the Company.

“Commission” means the Securities and Exchange Commission or any other agency at the time administering the Securities Act.

“Common Shares” means the Class A common shares, $0.001 par value per share, of the Company.

“Competitive Business” means any business engaged in underwriting and insuring or reinsuring life insurance, annuities or similar products anywhere in the world.

“Demand Registration” has the meaning ascribed to such term in Section 2(a).

“Demanding Holders” has the meaning ascribed to such term in Section 2(a).

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“Effective Shares” means the Common Shares and the Class A common shares which are issuable on conversion or exchange of any other capital stock of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Excluded Shares” has the meaning ascribed to such term in Section 4(b).

“FINRA” means the Financial Industry Regulatory Authority.

“Follow-On Offering” means any registration of offers and sales of Common Shares by the Company pursuant to a registration statement filed with the Commission under the Securities Act or with any other applicable regulatory authority subsequent to an IPO but prior to the expiration of the Lock-up Period.

“Follow-On Lock-up Period” has the meaning ascribed to such term in Section 6.

“Follow-On Registration Date” means the date upon which the registration statement relating to the registration of any Follow-On Offering becomes effective.

“Follow-On Share Cap” has the meaning ascribed to such term in Section 4(c).

“Follow-On Shortfall” has the meaning ascribed to such term in Section 4(c).

“Free Writing Prospectus” means a free writing prospectus as defined in Rule 405 under the Securities Act.

“Group” has the meaning ascribed to such term in the Shareholders Agreement.

“Information” has the meaning ascribed to such term in Section 8(a)(ix).

“Inspectors” has the meaning ascribed to such term in Section 8(a)(ix).

“Investor Shareholder” means any holder of Effective Shares other than a Management Shareholder.

“Investor Shares” means Effective Shares other than Management Shares.

“IPO” means the consummation of the sale by one or more Persons in an underwritten public offering of common equity of the Company that (A) is led by a nationally recognized financial institution reasonably acceptable to the Board, (B) is registered on a Form S-1 registration statement (or a comparable form of registration statement) under the Securities Act (or applicable UK securities law) and (C) following which such publicly-offered common equity is listed on the New York Stock Exchange, The NASDAQ Stock Market or the London Stock Exchange’s Main Market.

“IPO Share Cap” has the meaning ascribed to such term in Section 4(b).

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“IPO Shortfall” has the meaning ascribed to such term in Section 4(b).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.

“Lock-up Expiration Date” has the meaning ascribed to such term in Section 6.

“Lock-up Period” has the meaning ascribed to such term in Section 6.

“Majority Demanding Holders” means, with respect to a particular Demand Registration, the holders of more than 50% of the Registrable Shares proposed to be included in such registration.

“Management Shareholders” means the Persons identified as Management Shareholders on the signature pages hereto or in a joinder to this Agreement, to the extent such Persons own Management Shares and any Transferee of Management Shares that remain Registrable Shares following Transfer to any Person other than the Company and Investor Shareholders.

“Management Shares” means any Effective Shares held by any Management Shareholder.

“Material Transaction” means any material transaction in which the Company or any of its subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, tender offer or any other transaction that would require disclosure by the Company pursuant to the Exchange Act, and with respect to which the Board reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Company’s or such subsidiary’s ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

“Other Shares” means at any time those Common Shares which do not constitute Primary Shares or Registrable Shares hereunder.

“Person” shall be construed in the broadest sense and means and includes a natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal.

“Primary Shares” means at any time authorized but unissued Common Shares.

“Prior Registration Rights Agreements” has the meaning set forth in the Preamble.

“Private Placement” means the private placement of commitments to purchase Common Shares by the Company to certain Investor Shareholders and Management Shareholders pursuant to one or more subscription agreements dated of even or approximate date herewith.

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“Records” has the meaning ascribed to such term in Section 8(a)(ix).

“Registrable Shares” means (i) Common Shares (including any other securities which by their terms are exercisable or exchangeable for or convertible into Common Shares) or (ii) any other class or classes of common equity or other securities of the Company into which such Common Shares have been converted (including, but not limited to in connection with a recapitalization pursuant to Section 3.9 of the Shareholders Agreement), in each case, that are held by any Shareholder. As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares when (i) offers and sales related to such Registrable Shares have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and such Registrable Shares have been Transferred pursuant to such effective registration statement (unless the Transferee is an Affiliate of the Company or would become one immediately following such Transfer), (ii) such Registrable Shares are eligible to be sold or distributed pursuant to Rule 144 in a single transaction by such party to this Agreement without limitation, or (iii) such Registrable Shares have ceased to be outstanding.

“Registration Date” means the date upon which the registration statement pursuant to an IPO shall have been declared effective.

“Registration Notice” has the meaning ascribed to such term in Section 3(a).

“Remaining Shares” means, with respect to any Shareholder, the Effective Shares held by such Shareholder immediately following the IPO (after giving effect to any Effective Shares sold by such Shareholder in connection with the IPO) less any Excluded Shares of such Shareholder pursuant to Section 4(b).

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Shareholder” means each party to this Agreement other than the Company.

“Shareholders Agreement” means the Sixth Amended and Restated Shareholders Agreement, dated as of April 4th, 2014, by and among the Company, the other parties to this Agreement and the other Persons from time to time party thereto, as the same may be modified, supplemented or amended from time to time.

“Subsequent Offering” means any registration of offers and sales of Common Shares by the Company pursuant to a registration statement filed with the Commission under the Securities Act or with any other applicable regulatory authority subsequent to the Lock-up Period.

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“Subsequent Lock-up” has the meaning ascribed to such term in Section 6.

“Subsequent Lock-up Period” has the meaning ascribed to such term in Section 6.

“Subsequent Registration Date” means the date upon which the registration statement relating to the registration of any Subsequent Offering becomes effective.

“Super-Majority Holders” means Investor Shareholders holding 66.7% of the Effective Shares held by all Investor Shareholders. Any action requiring the consent of the Super-Majority Holders shall also require the consent of those Investor Shareholders who are direct or indirect subsidiaries of AGM (other than any such Investor Shareholder whose actions under this Agreement are controlled by Persons other than AGM and its direct or indirect subsidiaries).

“Suspension Period” has the meaning ascribed to such term in Section 9.

“Transfer” means, to sell, transfer, assign, pledge, hypothecate, encumber in any way or otherwise dispose of Effective Shares (including any economic or voting interests with respect to such Effective Shares and including by way of hedging and other derivative transaction that limits or eliminates economic risk), either voluntarily or involuntarily and with or without consideration.

“Transferee” means any Person (other than the Company) who acquires, by way of Transfer, Effective Shares from a Shareholder.

“Underwriter Lock-up” means, with respect to any underwritten Follow-On Offering, the period, if any, designated by the managing underwriter or underwriters, which period shall begin not more than seven (7) days prior to the applicable Follow-On Registration Date and shall end not later than 180 days after such Follow-On Registration Date (or any shorter period permitted by the managing underwriter); provided that such period may be extended in accordance with Section 6(e) hereof.

(b) The Company shall file or, as may be permitted under the Securities Act, submit an initial registration statement with the Commission under the Securities Act or with any other applicable regulatory authority in connection with its IPO on or prior to November 30, 2015.

Section 2. Demand Registration.

(a) Subject to Section 2(b) and Section 6, upon the expiration of the Lock-up Period, certain Demanding Holders, as set forth below, may request that the Company effect the registration of offers and sales related to their Registrable Shares under the Securities Act, and upon such request the Company shall promptly use its reasonable best efforts to effect the registration under the Securities Act of such Registrable Shares (a “Demand Registration”). Each holder of Registrable Shares who is an Investor Shareholder (i) holding (together with its Affiliates) greater than ten percent (10%) of the Company’s then-issued and outstanding Effective Shares shall have the right to request unlimited Demand Registrations and (ii) holding (together with its Affiliates) between five percent (5%) and ten percent (10%) of the Company’s then-issued and outstanding Effective Shares will be entitled to request two (2) Demand Registrations (collectively, the “Demanding Holders”).

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(b) Notwithstanding anything contained in this Section 2 to the contrary, the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

(i) In no event shall the Company be required to effect in the aggregate more than four (4) Demand Registrations in any twelve (12) month period and no Demanding Holder may request more than two (2) Demand Registrations in any one hundred eighty (180)-day period; provided, however, if the Demanding Holders are unable to sell at least a majority of the Registrable Shares to be included in any registration pursuant to this Section 2 as a result of an underwriter’s cutback pursuant to Section 2(b)(iii), then such registration shall not be considered a requested Demand Registration by such Demanding Holder for purposes of Section 2(a) (although such registration shall be considered as a Demand Registration for purposes of the aggregate limitation set forth in this Section 2(b)(i), other than with respect to any Demanding Holder holding (together with its Affiliates) greater than ten percent (10%) of the Company’s then-issued and outstanding Effective Shares who, to the extent such Demanding Holder has not requested a Demand Registration for such twelve (12) month period, shall be entitled to one additional Demand Registration for such twelve (12) month period).

(ii) The Company may delay the filing or effectiveness of any registration statement for a period of up to ninety (90) days after the date of a request for a Demand Registration pursuant to Section 2(a) if at the time of such request: (X) the Company is engaged, or has fixed plans to engage within ninety (90) days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares have been or will be permitted to include all the Registrable Shares so requested to be registered pursuant to Section 3, (Y) the Board reasonably determines that such registration and offering would interfere with any Material Transaction or (Z) within the last forty-five (45) days the Company has completed a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares have been permitted to include Registrable Shares.

(iii) With respect to any registration pursuant to this Section 2, (A) the Company shall give notice of such registration, in accordance with the provisions of Section 3 hereunder, to each holder of Registrable Shares and shall offer to and shall include in such proposed registration any Registrable Shares requested to be included in such proposed registration by each holder of Registrable Shares, provided that such holder responds in writing to the Company’s notice within ten (10) days after delivery by the Company of such notice (which response shall specify the number of Registrable Shares such holder is requesting to include in such registration), and (B) the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then, the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

(A) first, the Investor Shares that are not subject to (or in relation to which the Company has waived) any Subsequent Lock-up (or, if necessary, such Investor Shares pro rata among the holders thereof based upon the number of Investor Shares requested to be registered by each such Investor Shareholder);

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(B) second, the Primary Shares;

(C) third, the Management Shares (or, if necessary, such Management Shares pro rata among the holders thereof based upon the number of Management Shares requested to be registered by each such holder); and

(D) fourth, the Other Shares;

provided, that at the election of the Company, (i) any registration pursuant to this Section 2 may be converted into a registration pursuant to Section 3 (in which event, such registration shall not be considered to be a requested Demand Registration by such Demanding Holder for purposes of Section 2(a) (although such registration shall be considered as a Demand Registration for purposes of the aggregate limitations set forth in Section 2(b)(i), other than with respect to any Demanding Holder holding (together with its Affiliates) greater than ten percent (10%) of the Company’s then-issued and outstanding Effective Shares who, to the extent such Demanding Holder has not requested a Demand Registration for such twelve (12) month period, shall be entitled to one additional Demand Registration for such twelve (12) month period) or (ii) with the consent of the Demanding Holders, the Primary Shares may be set at the same priority level as the Registrable Shares thereby being cutback on a pro rata basis based upon the number of Registrable Shares and Primary Shares requested to be included in such registration statement by the holders of Registrable Shares and the Company.

(iv) The Company shall not be obligated to effect any Demand Registration requested by any Demanding Holder if the anticipated gross offering price of all Registrable Shares to be included therein would be less than $10,000,000.

(v) If the holders of the Registrable Shares requesting to be included in a Demand Registration pursuant to Section 2(a) so elect, the offering of such Registrable Shares pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Majority Demanding Holders to act as the lead managing underwriter or underwriters in connection with such offering.

(vi) At any time before the registration statement covering such Registrable Shares becomes effective, a Demanding Holder may request the Company to withdraw or to not file the registration statement for which it had previously requested a Demand Registration pursuant to Section 2(a). Upon delivery of a notice by a Demanding Holder to such effect, the Company shall cease all efforts to secure effectiveness of the applicable registration statement and such Demanding Holder shall be deemed to have used one of its Demand Registrations pursuant to Section 2(a), unless such request of withdrawal was caused by, or made in response to, (A) a material adverse effect or a similar event related to the business, properties, condition,

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or operations of the Company not known (without imputing the knowledge of any other Person to such holders) by such Demanding Holder at the time its request was made, or other material facts not known to such Demanding Holder at the time its request was made, or (B) a material adverse change in the financial markets. In addition, any such withdrawn registration shall not be considered to be a requested Demand Registration by such Demanding Holder for purposes of Section 2(a) if the Company shall have been reimbursed (in the absence of any agreement to the contrary, pro rata by the Demanding Holders) for all out-of-pocket expenses incurred by the Company in connection with such withdrawn registration (although, notwithstanding any reimbursement, such withdrawn registration shall be considered as a Demand Registration for purposes of the aggregate limitations set forth in Section 2(b)(i), other than with respect to any Demanding Holder holding (together with its Affiliates) greater than ten percent (10%) of the Company’s then-issued and outstanding Effective Shares who, to the extent such Demanding Holder has not requested a Demand Registration for such twelve (12) month period, shall be entitled to one additional Demand Registration for such twelve (12) month period).

Section 3. Piggyback Registration.

(a) If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto)), it shall give written notice to each holder of Registrable Shares of its intention to so register such Primary Shares or Other Shares (a “Registration Notice”) at least fifteen (15) days before the initial filing of the registration statement related thereto and, upon the written request, delivered to the Company within ten (10) days after delivery of a Registration Notice by the Company, of the holders of Registrable Shares to include in such registration Registrable Shares (which written request shall specify the number of Registrable Shares proposed to be included in such registration by such holder), the Company shall include all such Registrable Shares that are requested by such holders to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that (x) with respect to the IPO and any Follow-On Offering, the Board, in its discretion, shall have the right to exclude all holders of Registrable Shares from participating in such IPO or Follow-On Offering (as applicable) or limit the participation by such holders of Registrable Shares to a specified percentage of their respective Registrable Shares and (y) with respect to any registration, if the managing underwriter advises the Company that the inclusion of all Registrable Shares requested by Shareholders to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Company, then the number of Primary Shares, Investor Shares, Management Shares and Other Shares proposed to be included in such registration shall be included in the following order:

(i) first, the Primary Shares;

(ii) second, the Investor Shares that are not subject to (or in relation to which the relevant party has waived) the Lock-up, any Underwriter Lock-up or any Subsequent Lock-up (or, if necessary, such Investor Shares pro rata among the holders thereof based upon the number of Investor Shares requested to be registered by each such Investor Shareholder);

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(iii) third, the Management Shares (or, if necessary, such Management Shares pro rata among the holders thereof based upon the number of Management Shares requested to be registered by each such holder); and

(iv) fourth, the Other Shares;

except a number of Management Shares equal to the total number of Management Shares requested to be registered multiplied by a fraction, the numerator of which shall be the number of Investor Shares requested to be registered and the denominator of which shall equal the total number of Investor Shares owned by the Investor Shareholders immediately prior to the planned registration, shall be deemed to be included as “Investor Shares” under this Section 3(a). In the event that the managing underwriter advises the Company that the inclusion of all of the Investor Shares and the Management Shares deemed to be Investor Shares under this Section 3(a) requested to be included in such registration would interfere with the successful marketing (including pricing) of the shares to be included in the registration, then the number of Investor Shares and the number of Management Shares to be registered shall be cutback pro rata in accordance with the percentages that the Investor Shares and the Management Shares each represent of the total number of shares sought to be registered.

(b) In the event any Investor Shareholder exercises its rights pursuant to this Agreement to register any portion of the Investor Shares (other than pursuant to Section 3(a) above), the Company shall give written notice to each Management Shareholder of such Investor Shareholder’s intention to so register such Investor Shares and, upon the request of one or more Management Shareholders, such Management Shareholder(s) shall be entitled to include in such registration a number of the Management Shares (provided that, with respect to each such Management Shareholder, the maximum number of Management Shares included in such registration by such Management Shareholder shall not exceed, with respect to each Management Shareholder, the product of (x) a percentage equal to such Management Shareholder’s ownership percentage of the Company relative to the Investor Shareholders’ aggregate ownership percentage and (y) the number of Investor Shares participating in such registration relative to all outstanding Investor Shares). Each Management Shareholder exercising the foregoing participation right shall provide written notice thereof to the Company, which notice shall (i) be delivered to the Company within seven (7) days after delivery of the Company’s notice of such registration, and (ii) specify the number of Management Shares proposed to be included in such registration (not to exceed the maximum participation amount above). The Company shall use its reasonable best efforts to cause such number of Management Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of such number of Management Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares, Investor Shares or Other Shares proposed to be registered by the Company, then the number of Primary Shares, Investor Shares, Management Shares and Other Shares proposed to be included in such registration shall be included in the order set forth in Section 2(b), except a number of Management Shares equal to the total number of Management Shares requested to be registered multiplied by a fraction, the numerator of which shall be the number of Investor Shares requested to registered and the denominator of which shall equal the total number of Investor Shares owned by the Investor Shareholders immediately prior to the planned

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registration, shall be deemed to be included as “Investor Shares” under Section 2(b). In the event that the managing underwriter advises the Company that the inclusion of all of the Investor Shares and the Management Shares deemed to be Investor Shares under Section 2(b) requested to be included in such registration would interfere with the successful marketing (including pricing) of the shares to be included in the registration, then the number of Investor Shares and the number of Management Shares to be registered shall be cutback pro rata in accordance with the percentages that the Investor Shares and the Management Shares each represent of the total number of shares sought to be registered.

Section 4. IPO Sales and Drag Along Rights.

(a) In the event the Investor Shareholders are permitted by the Company to participate in the IPO (which Investor Shareholders shall refer to all Investor Shareholders as a group other than those Investor Shareholders subject to Sections 6(f)-(i) hereof), and the managing underwriter advises the Company that the aggregate number of Registrable Shares requested to be included in such offering by the Investor Shareholders would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be included in the IPO, then the number of Primary Shares, Investor Shares, Management Shares and Other Shares proposed to be included in the IPO shall be included in the following order:

(i) first, the Primary Shares;

(ii) second, the Investor Shares (or, if necessary, such Investor Shares pro rata among the holders thereof based upon the number of Investor Shares requested to be registered by each Investor Shareholder; provided, however, that, if the managing underwriter of the IPO advised the Company that it would be beneficial to the marketing (including pricing) of the IPO or the trading of the Company’s shares following the IPO, any or all of the Investor Shares held by AAA Guarantor-Athene, L.P. or Apollo Life Re Ltd. (along with any of their respective successors assignees or transferees, the “AAA Entities”) (collectively, the “AAA Company Shares”) shall be permitted to be included in the IPO prior to including any other Investor Shares;

(iii) third, the Management Shares (or, if necessary, such Management Shares pro rata among the holders thereof based on the number of Management Shares requested to be registered by each such holder); and

(iv) fourth, the Other Shares.

(b) In connection with the IPO, in the event that the aggregate number of Investor Shares requested to be included in the IPO by the Investor Shareholders, when combined with the Primary Shares and Other Shares proposed to be registered in the IPO by the Company (as determined by the Board) and the Management Shares requested to be included in the IPO by Management Shareholders, is less than the total number of Common Shares the managing underwriter advises the Company is advisable to offer for sale in the IPO (such deficit, the “IPO Shortfall”), the Company may notify Investor Shareholders of such and provide Investor Shareholders with the opportunity voluntarily to include Investor Shares in the IPO to eliminate the IPO Shortfall. In the event that (i) an insufficient number of Investor Shares are volunteered

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by Investor Shareholders for inclusion in the IPO to eliminate the IPO Shortfall and (ii) the 15% IRR Condition has been satisfied, the Company shall have the right, subject to Sections 6(f)-(h), to further reduce or eliminate such IPO Shortfall by causing to be included in the IPO up to fifteen percent (15%) of an Investor Shareholder’s Investor Shares (the “IPO Share Cap”). If such 15% IRR Condition has been satisfied, the Company may cause any number of Investor Shares, up to such Investor Shareholder’s IPO Share Cap, to be included in the IPO until such time as all Investor Shareholders have the same percentage of their Investor Shares included in the IPO, and thereafter the Company shall cause any additional Investor Shares to be included in the IPO on a pro rata basis among all Investor Shareholders, subject in all cases to their respective IPO Share Caps. Any Investor Shareholder that has voluntarily offered by notice in writing to the Company to include any or all of its Investor Shares in the IPO upon notice of the IPO Shortfall shall for every such Investor Share so voluntarily included and sold in the IPO be entitled to have an equal number of his, her, or its Investor Shares excluded from the Lock-up Period beginning on the first Lock-up Expiration Date (each such excluded Investor Share, an “Excluded Share”).

(c) In connection with any Follow-On Offering, in the event that the aggregate number of Investor Shares requested to be included in such Follow-On Offering by the Investor Shareholders, when combined with the Primary Shares and Other Shares proposed to be registered in such Follow-On Offering by the Company (as determined by the Board) and the Management Shares requested to be included in the Follow-On Offering by Management Shareholders, is less than the total number of Common Shares the managing underwriter advises the Company is advisable to offer for sale in such Follow-On Offering (such deficit, a “Follow-On Shortfall”), the Company may notify Investor Shareholders of such and provide Investor Shareholders with the opportunity voluntarily to include Investor Shares in such Follow-On Offering to eliminate the Follow-On Shortfall. In the event that (i) an insufficient number of Investor Shares are volunteered by Investor Shareholders for inclusion in such Follow-On Offering to eliminate the Follow-On Shortfall and (ii) the 20% IRR Condition has been satisfied, the Company shall have the right, subject to Section 6(f)-(h), to further reduce or eliminate such Follow-On Shortfall by causing Investor Shares to be included in such Follow-On Offering; provided, however, the Company shall not have the right to cause to be included in aggregate greater than 50% of any Investor Shareholder’s Remaining Shares in all Follow-On Offerings (the “Follow-On Share Cap”). If such 20% IRR Condition has been satisfied at the time of any Follow-On Offering, the Company may cause any number of Investor Shares, up to such Investor Shareholder’s Follow-On Share Cap, to be included in such Follow-On Offering until such time as all Investor Shareholders have the same percentage of their Investor Shares included in such Follow-On Offering, and thereafter the Company shall cause any additional Investor Shares to be included in such Follow-On Offering on a pro rata basis among all Investor Shareholders, subject in all cases to their respective Follow-On Share Caps. Each Investor Share sold by an Investor Shareholder in any Follow-On Offering (whether at the request of such Investor Shareholder or as caused by the Company pursuant to this Section 4(c)), shall reduce on a one-for-one basis the number of Remaining Shares of such Investor Shareholder eligible to be released from the Lock-up at the Lock-up Expiration Date immediately succeeding the completion of such Follow-On Offering; provided, that if the number of Investor Shares sold by any Investor Shareholder in such Follow-On Offering exceeds the number of Investor Shares of such Investor Shareholder to be released from the Lock-up at the immediately succeeding Lock-up Expiration Date, then the excess of such Investor Shares shall be released from the next

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succeeding Lock-up Expiration Date. Any remaining Investor Shares held by any Investor Shareholder whose Investor Shares were included in a Follow-On Offering shall continue to be subject to any applicable Underwriter Lock-up related to such Follow-On Offering subsequent to the immediately succeeding Lock-up Expiration Date.

Section 5. Registrations on Form S-3.

If the Company is entitled to file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) to register Registrable Shares, then the Company shall be entitled to use such form to register any Registrable Shares.

Section 6. Holdback Agreement.

(a) Subject to Sections 6(f)-(h), in connection with the IPO, each Shareholder agrees that he, she or it shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Effective Shares (other than sales or dispositions to members of his, her or its Group) without the prior written consent of the Company (the “Lock-up”), for a period (the “Lock-up Period”) beginning not more than seven (7) days prior to the Registration Date and ending on the date which is fifteen (15) months following the Registration Date, except with respect to each Investor Shareholder as in the following amounts and on the following dates (each a “Lock-up Expiration Date”):

(i) beginning on the date that is two hundred and twenty-five (225) days following the Registration Date, a number of Investor Shares equal to the sum of a Shareholder’s Excluded Shares plus a number of Investor Shares equal to one-third (1/3) of such Shareholder’s Remaining Shares less any Investor Shares that have been sold by such Shareholder pursuant to one or more Follow-On Offerings prior to such Lock-up Expiration Date (which number shall not be less than zero) will no longer be subject to the Lock-up (and, in the case of any such Remaining Shares that are AAA Company Shares, may be Transferred by the AAA Entities to their respective shareholders subject to Section 7 and any other requirements under applicable law);

(ii) beginning on the date that is three hundred and sixty-five (365) days following the Registration Date, a number of Investor Shares equal to one-third (1/3) of such Shareholder’s Remaining Shares less any Investor Shares that have been sold by such Shareholder pursuant to one or more Follow-On Offerings and not applied to reduce the number of Investor Shares released from the Lock-up in connection with the immediately preceding Lock-up Expiration Date (which number shall not be less than zero) will no longer be subject to the Lock-up (and, in the case of any such Remaining Shares that are AAA Company Shares, may be Transferred by the AAA Entities to their respective shareholders subject to Section 7 and any other requirements under applicable law); and

(iii) beginning on the date that is four hundred and fifty (450) days following the Registration Date, the remainder of the Remaining Shares of each Shareholder will no longer be subject to the Lock-up (and, in the case of any such Remaining Shares that are AAA Company Shares, may be Transferred to by the AAA Entities to their respective shareholders subject to Section 7 and any other requirements under applicable law);

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provided, however, the Company (at the discretion of the Executive Committee of the Board) may with the consent of any Shareholder waive, alter or amend any provision of the Lock-up or modify any Lock-up Expiration Date with respect to such Investor Shareholder without the consent of any other Investor Shareholder.

(b) In connection with any Follow-On Offering, each Investor Shareholder agrees that he, she or it shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Remaining Shares that are subject to the Lock-up without the prior written consent of the Company.

(c) In connection with any Subsequent Offering, each Shareholder agrees that he, she or it shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Effective Shares without the prior written consent of the Company (a “Subsequent Lock-up”) for a period (the “Subsequent Lock-up Period”) designated by the Company in writing to the holders of Effective Shares, which period shall begin not more than seven (7) days prior to the Subsequent Registration Date and shall not last more than 135 days after the Subsequent Registration Date (or any shorter period permitted by the managing underwriter).

(d) Each Shareholder agrees that he, she or it, upon request of the Company, will execute an agreement reflecting clauses (a), (b) and (c) as may be reasonably requested by the Company at the time of the IPO, Follow-On Offering or Subsequent Offering (as applicable).

(e) If (i) during the last seventeen (17) days of the Lock-up Period, any Underwriter Lock-up Period or any Subsequent Lock-up Period (as applicable), the Company releases earnings results or announces material news or a material fact, change or event, or (ii) prior to the expiration of the Lock-up Period, any Underwriter Lock-up Period or any Subsequent Lock-up Period (as applicable), the Company announces that it will release earnings results during the fifteen (15)-day period following the last day of the Lock-up Period, any Underwriter Lock-up Period or any Subsequent Lock-up Period (as applicable), then, in any case, the Lock-up Period, Underwriter Lock-up Period or Subsequent Lock-up Period (as the case may be) shall be extended automatically until the expiration of the eighteen (18)-day period beginning on the date of release of the earnings results or the announcement of the material news, fact, change or event, as applicable, unless each of the underwriters managing the offering have otherwise consented in writing. No Person subject to this Section 6(e) shall be released from all or any of its obligations under this Section 6(e) or any other agreement, arrangement or understanding entered into pursuant to this Section 6(e) unless all other Persons subject to the same obligation are also similarly released.

(f) Notwithstanding anything to the contrary in this Agreement, AGM agrees that it shall not, and it shall cause its Affiliates (excluding any investment funds or accounts for which AGM or its subsidiaries acts as the general partner and/or manager, but a majority of the capital is provided by Persons who are not Affiliates of AGM (including, for the avoidance of doubt, Palmetto Athene Holdings (Cayman), L.P., Stanhope Life, L.P., Stanhope Life II, L.P. and the AAA Entities)) not to, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Effective Shares (other than to another Affiliate of AGM) (such Effective Shares, the “Apollo Lock-up Shares”) beginning on the date that is not more than seven

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(7) days prior to the Registration Date until the date that is two years following the Registration Date; provided, however, no Apollo Lock-up Shares shall be eligible to be caused by the Company to be included in the IPO pursuant to Section 4(b) or any Follow-On Offering pursuant to Section 4(c), and any pro rata calculations of Investor Shares shall disregard any such Apollo Lock-up Shares.

(g) Notwithstanding anything to the contrary in this Agreement, each of the persons listed on Schedule I hereto (each, an “Apollo Person”) agrees that he or she shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Effective Shares acquired from the Company in the Private Placement (such Effective Shares, the “Apollo Person Lock-up Shares”) beginning on the date that is not more than seven (7) days prior to the Registration Date until the date that is two years following the Registration Date; provided, however, that (i) no Apollo Person Lock-up Shares shall be eligible to be caused by the Company to be included in the IPO pursuant to Section 4(b) or any Follow-On Offering pursuant to Section 4(c), and any pro rata calculations of Investor Shares shall disregard any such Apollo Person Lock-up Shares and (ii) each Apollo Person shall be entitled to pledge, hypothecate or otherwise assign any or all of its Apollo Person Lock-up Shares in connection with the securing of any loan, credit facility or other financing from an established, bona fide commercial bank or other lending institution for the purpose of acquiring such Apollo Person Lock-up Shares or funding any required tax obligations in connection therewith.

(h) Notwithstanding anything to the contrary in this Agreement, each of the persons listed on Schedule II hereto (each, an “Athene Management Person”) agrees that he or she shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Effective Shares (such Effective Shares, the “Athene Management Person Lock-up Shares”) beginning on the date that is not more than seven (7) days prior to the Registration Date until the date that is four hundred and fifty (450) days following the Registration Date; provided, however, that (i) no Athene Management Person Lock-up Shares shall be eligible to be caused by the Company to be included in the IPO pursuant to Section 4(b) or any Follow-On Offering pursuant to Section 4(c), and any pro rata calculations of Investor shares shall disregard any such Athene Management person Lock-up Shares, (ii) each Athene Management Person shall be entitled to pledge, hypothecate or otherwise assign any or all of its Athene Management Person Lock-up Shares in connection with the securing of any loan, credit facility or other financing from an established, bona fide commercial bank or other lending institution for the purpose of acquiring such Athene Management Person Lock-up Shares or funding any required tax obligations in connection therewith and (iii) each Athene Management Person may Transfer any Athene Management Person Lock-up Shares for the purposes of exercising any net share settlement options issued pursuant to any share incentive plan of the Company.

(i) Notwithstanding anything to the contrary in this Agreement, any employee of the Company, Athene Asset Management, L.P. and their respective subsidiaries that is not an Athene Management Person (each, an “Athene Employee”) (i) shall be entitled to pledge, hypothecate or otherwise assign any or all of its Effective Shares (such Effective Shares, “Athene Employee Shares”) in connection with the securing of any loan, credit facility or other financing from an established, bona fide commercial bank or other lending institution for the purpose of acquiring such Athene Employee Shares or funding any required tax obligations in connection therewith and (ii) each Athene Employee may Transfer any Athene Employee Shares for the purposes of exercising any net share settlement options issued pursuant to any share incentive plan of the Company.

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Section 7. Transfer Restrictions.

(a) No holder of Effective Shares may knowingly Transfer, in one transaction or a series of related transactions, Effective Shares to a Person engaged in a Competitive Business or an Affiliate of such Person, without the prior consent of the Board; provided, however, that the foregoing restriction shall not apply to any Transfer in an underwritten offering or on-market through a broker/dealer.

(b) No holder of Registrable Shares may Transfer Registrable Shares to an Affiliate of the Company or to a Person who would become an Affiliate after such Transfer unless such Affiliate signs a joinder to this Agreement or the Company agrees to such Transfer.

(c) Notwithstanding anything to the contrary in this Agreement, any commercial bank or other lending institution shall be entitled to foreclose on and subsequently dispose of any Investor Shares pledged to it as may be permitted pursuant to Sections 6(g)-(i); provided, that no such commercial bank or lending institution shall be subject to the Lock-Up restrictions set forth in Section 6 hereof in connection with any such foreclosure and disposition.

Section 8. Preparation and Filing.

(a) If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Registrable Shares other than in connection with an IPO, the Company shall, as expeditiously as practicable:

(i) use its reasonable best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective until the earlier of (x) sixty (60) days following the date such registration statement became effective and (y) the date on which all of such Registrable Shares have been disposed of;

(ii) furnish, at least five (5) business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Majority Demanding Holders (“Shareholders’ Counsel”), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Shareholders’ Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

(iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required under Section 8(a)(i) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

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(iv) notify the Shareholders’ Counsel (and with respect to clauses (B) or (C) below, the holders of Registrable Shares included in such registration) in writing (A) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(v) use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Majority Demanding Holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Shareholders to consummate the disposition in such jurisdictions of the Registrable Shares included in a registration; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this clause (v);

(vi) furnish to the holders of Registrable Shares such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

(vii) without limiting subsection (v) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holders of such Registrable Shares to consummate the disposition of such Registrable Shares;

(viii) notify the holders of Registrable Shares included in a registration on a timely basis at any time when a prospectus relating to such Registrable Shares or any document related thereto includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Majority Demanding Holders, prepare and furnish to the holders of Registrable Shares included in such registration a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix) make available upon reasonable notice and during normal business hours, for inspection by the Majority Demanding Holders, any underwriter participating in any

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disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Majority Demanding Holders or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information (together with the Records, the “Information”) reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the registration statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court or governmental agency or authority of competent jurisdiction, (C) such Information has been made generally available to the public through no breach of the nondisclosure obligations of the Inspectors or their Affiliates or (D) such disclosure is required to be made under applicable law;

(x) use its reasonable best efforts to prevent the issuance of an order suspending the effectiveness of a registration statement, and if one is issued, use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

(xi) use its reasonable best efforts to obtain from its independent certified public accountants “cold comfort” letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

(xii) use its reasonable best efforts to obtain from its counsel an opinion or opinions in customary form (which shall also be addressed to the holders selling Registrable Shares);

(xiii) enter into such customary agreements (including, if applicable, an underwriting agreement in customary form, including customary representations, warranties, covenants and indemnities) and take such customary action as the underwriters may reasonably request in order to expedite or facilitate the disposition of Registrable Shares;

(xiv) not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Shares and provide the applicable transfer agent with printed certificates for the Registrable Shares which are in a form eligible for deposit with The Depository Trust Company;

(xv) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

(xvi) promptly issue to any underwriter to which the holders of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

(xvii) in connection with an underwritten offering, participate, to the extent reasonably requested by the managing underwriter for the offering, in customary efforts to sell Registrable Shares being offered, and cause such steps to be taken to ensure good faith participation of senior management officers of the Company in “road shows’ as is customary;

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(xviii) use its reasonable best efforts to list such Registrable Shares on any national securities exchange on which any Common Shares are listed;

(xix) cooperate with each holder and each underwriter, if any, participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with FINRA;

(xx) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements covering a period of 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the subject registration statement; and

(xxi) otherwise use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

(b) Each holder of the Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in Section 8(a)(viii) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 8(a)(viii) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

(c) The Company shall not permit any officer, director, underwriter, broker or any other Person acting on behalf of the Company to use any Free Writing Prospectus in connection with the registration statement covering Registrable Shares, without the prior written consent of the Majority Demanding Holders which consent shall not be unreasonably withheld or delayed. Any consent to the use of a Free Writing Prospectus included in an underwriting agreement to which the Majority Demanding Holders are parties shall be deemed to satisfy the requirement of such consent.

Section 9. Suspension. Notwithstanding anything in this Agreement to the contrary, the Company may (not more than once with respect to any registration), by notice in writing to each holder of Registrable Shares to which a prospectus relates, require each such holder of Registrable Shares to suspend, for up to ninety (90) days (the “Suspension Period”), the use of any prospectus included in a registration statement filed under this Agreement if a Material Transaction exists that would require an amendment to such registration statement or supplement to such prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under Section 13 of the Exchange Act). The period during which such prospectus must remain effective shall be extended by a period equal to the Suspension Period. The Company may (but shall not be obligated to) withdraw the effectiveness of any registration statement subject to this provision.

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Section 10. Expenses.

All expenses incurred by the Company, the Investor Shareholders and the Management Shareholders pursuant to this Agreement, including, without limitation, (a) all registration and filing fees, and any other fees and expenses associated with filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the Commission and FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel as may be required by the rules and regulations of FINRA); (b) all fees and expenses of compliance with state securities or “blue sky” laws (including fees and disbursements of counsel for the underwriters or the Holders in connection with “blue sky” qualifications of the Registrable Shares and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters may designate); (c) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with The Depositary Trust Company) and of printing prospectuses, all fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance); (d) Securities Act liability insurance if the Company so desires; (e) all fees and expenses incurred in connection with the listing of Registrable Shares on any securities exchange and all rating agency fees; (f) all reasonable fees and disbursements of one lead counsel (and special and local counsel as required) to the holders of Registrable Shares to represent such Persons in connection with such registration, which counsel shall be selected by the Majority Demanding Holders; (g) all fees and disbursements of underwriters customarily paid by an issuer, excluding underwriting discounts and commissions and fees and disbursements of counsel to the underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Shares under the securities or “blue sky” laws of any state); (h) reasonable fees and expenses of outside counsel and advisors to the Company; (i) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration; (j) all expenses of the Company related to the “road-show” for any underwritten public offering of Primary Shares or Registrable Shares; and (k) any other fees and disbursements customarily paid by the issuers of securities, including all travel, meals and lodging of the Company’s employees and representatives, will be borne by the Company, regardless of whether a registration statement becomes effective.

Section 11. Indemnification.

(a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holders of Registrable Shares, each of such holder’s officers, directors, employees, members, partners, and advisors and their respective Affiliates, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages, liabilities, expenses (including reasonable costs of investigation and legal expenses) or actions joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which

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such Registrable Shares were registered under the Securities Act, any preliminary prospectus, Issuer Free Writing Prospectus, or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company or relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall promptly reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon a materially untrue statement or omission made in said registration statement, preliminary prospectus, Issuer Free Writing Prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company by the holders of Registrable Shares specifically for use in the preparation thereof; provided, further, that the indemnification shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided, further, the Company shall not be liable to any underwriter to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or omission made in said preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to the relevant person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so.

(b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, to the extent permitted by applicable law, each holder of Registrable Shares shall severally (based on the percentage of the securities included in such registration that were owned by such holder) and not jointly and severally indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 11(a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any, in each case, to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company or such underwriter by such holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, Issuer Free Writing Prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each holder of Registrable Shares, to an amount equal to the gross proceeds actually received by such holder from the sale of Registrable Shares effected pursuant to such registration.

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(c) Promptly after receipt by an indemnified party of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing involving a claim referred to in this Section 11, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action, suit, proceeding, investigation or threat. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if representation of the indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, the indemnified party shall have the right to retain its own counsel and the indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one lead counsel (plus appropriate local and special counsel) to represent the indemnified party with respect to such claim.

(d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty or liable of fraudulent misrepresentation shall be entitled to contribution from any person.

Section 12. Underwriting Agreement.

(a) Notwithstanding any provisions of this Agreement, to the extent that in connection with a proposed sale of Registrable Shares which have been registered with the

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Commission pursuant to this Agreement, the holders of Registrable Shares shall enter into an underwriting agreement or similar agreement that contains customary provisions covering one or more issues addressed in such Sections of this Agreement, the provisions contained in such Sections of this Agreement addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Company if the Company is not a party to the underwriting agreement or similar agreement.

(b) In connection with any proposed sale through an underwritten offering of Registrable Shares which have been registered with the Commission pursuant to this Agreement through an underwritten offering, the Company shall negotiate in good faith and enter into a reasonable and customary underwriting agreement with the underwriters thereof. The Company shall be entitled to receive customary indemnities from lead underwriters, selling brokers, dealer managers and similar security industry professionals participating in the distribution, to the same extent as provided above with respect to the information so furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

(c) No underwriting agreement (or other agreement in connection with a proposed sale of Registrable Shares) shall require any holder of Registrable Shares to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder’s Registrable Shares and such holder’s intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder hereunder unless, in each case and to the extent a holder is allowed by applicable law, the Majority Demanding Holders have agreed to such representations, warranties or other agreements, in which case, such additional representations, warranties and other agreements shall be limited in scope to the additional representations, warranties and other agreements that the Majority Demanding Holders agree to provide.

Section 13. Information by Holder.

Each Shareholder shall furnish to the Company such written information regarding such Person and the distribution proposed by any holder of Registrable Shares as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

Section 14. Exchange Act Compliance.

From the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company’s securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144. The Company shall cooperate with the parties to this Agreement in supplying such information as may be necessary such Persons to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

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23

Section 15. No Conflict of Rights; Future Rights.

The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the rights granted to the Investor Shareholders hereby, provided that, notwithstanding the foregoing, the addition of any Other Shareholder (as defined in the Shareholders Agreement) as a party to this Agreement shall not be deemed a grant of registration rights which conflicts with or impairs the rights granted to the Investor Shareholders hereby. If at any time following the date hereof, the Company shall grant to any present or future shareholder of the Company rights to in any manner cause or participate in any registration statement of the Company that, in the judgment of the Investor Shareholders, are superior to or conflict with the rights granted to the Investor Shareholders hereby, such grant shall be null, void and ultra vires.

Section 16. Termination.

This Agreement shall terminate and be of no further force or effect with respect to any Shareholder that is a party hereto upon the later of (i) the expiration of the Lock-up applicable to all of such Shareholder’s Effective Shares pursuant to Section 6 hereof and (ii) such Shareholder ceasing to hold Registrable Shares.

Section 17. Benefits of Agreement; Third Party Beneficiaries.

Except as provided herein, this Agreement shall bind and inure to the benefit of the Company, the Investor Shareholders, the Management Shareholders and subject to Section 18, the respective successors and assigns of the Company and the Investor Shareholders.

Section 18. Assignment.

Each Shareholder may assign its rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a holder of Registrable Shares whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally been a party hereto. The Company may not assign any rights hereunder without the consent of the holders of a majority of the Registrable Shares.

Section 19. Entire Agreement.

This Agreement, and the other writings referred to herein or delivered pursuant hereto, contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto, including the Prior Registration Rights Agreement.

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Section 20. Notices.

All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

(i) if to the Company, to:

Athene Holding Ltd.

Chesney House

96 Pitts Bay Road

P.O. Box HM 1386

Hamilton HM FX

Bermuda

Attention: Tab Shanafelt

Telephone: (441) 279-8414

Facsimile: (441) 279-8401

Email: tshanafelt@athene.bm

with copy to (which shall not constitute notice):

Sidley Austin LLP

One South Dearborn

Chicago, IL 60603

Attention: Perry Shwachman

Telephone: (312) 853-7061

Facsimile: (312) 853-7036

Email: pshwachman@sidley.com

and

Sidley Austin LLP

787 Seventh Ave.

New York, NY 10019

Attention: Samir A. Gandhi

Telephone: (212) 839-5684

Facsimile: (212) 839-5599

Email: sgandhi@sidley.com

and

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Harvey Eisenberg

Telephone: (212) 310-8663

Facsimile: (212) 310-8007

Email: harvey.eisenberg@weil.com

(ii) if to the other parties to this Agreement, to their respective addresses set forth in the register of the Company.

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All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

Section 21. Modifications; Amendments; Waivers.

The terms and provisions of this Agreement may not be modified or amended except pursuant to a writing signed by the Company and the Super-Majority Holders; provided, that, any modification or amendment that is objectively adverse to an Investor (without regard to such Investor’s particular circumstances) and does not adversely affect other similarly-situated Investors in a similar and proportionate manner shall require the consent of a majority of such adversely affected Investors; provided, further, that the restrictions on the disposition of Effective Shares applicable to any Apollo Person, Athene Management Person and Athene Employee pursuant to Sections 6(g)-(i) may not be amended without the consent of such Apollo Person, Athene Management Person or Athene Employee. Any waiver of any provision of this Agreement requested by any party hereto must be granted in advance, in writing by the party against whom such waiver is sought to be enforced; provided, further, that the Super-Majority Holders may grant a waiver on behalf of all holders of Effective Shares.

Section 22. Counterparts; Facsimile Signatures.

This Agreement may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Section 23. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 24. Governing Law; Consent to Jurisdiction and Venue; Waiver of Jury Trial.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES

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IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. ANY JUDGMENT MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 25. Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

* * * *

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Registration Rights Agreement on the date first written above.

COMPANY:

ATHENE HOLDING LTD.

By:
Name:
Title:

ATHENE HOLDING LTD. – REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Registration Rights Agreement on the date first written above.

INVESTOR SHAREHOLDERS:

By:
Name:
Title:

ATHENE HOLDING LTD. – REGISTRATION RIGHTS AGREEMENT

SCHEDULE I

List of Apollo Persons Subject to Extended Lock-up in Section 6(g)

[TO BE SUPPLEMENTED]

ATHENE HOLDING LTD. – REGISTRATION RIGHTS AGREEMENT

SCHEDULE II

List of Athene Management Persons Subject to Extended Lock-up in Section 6(h)

[TO BE SUPPLEMENTED]

ATHENE HOLDING LTD. – REGISTRATION RIGHTS AGREEMENT

Annex 4

Second Amendment to the Limited Partnership Agreement of AAA

See attached.

EXECUTION VERSION

SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT OF

AP ALTERNATIVE ASSETS, L.P. (THE “PARTNERSHIP”)

This SECOND AMENDMENT (this “Amendment”) to the FIRST AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT dated December 3, 2010 (the “Agreement”) is dated as of April 4, 2014 and is entered into by AAA GUERNSEY LIMITED, a Guernsey limited liability company, whose registered address is at PO Box 255, Trafalgar Court, Les Banques, St. Peter Port, Guernsey GY1 3QL, as general partner of the Partnership (the “General Partner”) pursuant to Clause 14.2 of the Agreement, with the approval of the majority of the Independent Directors.

WHEREAS

(A)	The Partnership was registered as a limited partnership by the Greffier under the Law on May 31, 2006.

(B)	The General Partner desires to amend the Agreement to make certain amendments as set forth herein.

(C)	Pursuant to Clause 14.2 of the Agreement the General Partner is entitled to make certain amendments to the Agreement without the consent of any Limited Partner which is not material and adverse to the Limited Partners provided such amendments are approved by the majority of the Independent Directors.

(D)	The Independent Directors have approved the amendments set out herein.

(E)	Terms defined in the Agreement shall have the same meaning in this Amendment unless the context otherwise requires.

NOW, THEREFORE, the Agreement is amended with effect from the date of this Amendment as follows:

Section 1. Amendment to Clause 6.6. Clause 6.6 of the Agreement is hereby amended and restated in its entirety as follows:

“6.6. Form of Distribution.

Distributions shall be made in U.S Dollars or such currency or currencies as the General Partner may determine from time to time in its sole discretion; provided, that the Partnership may make In-Kind Share Distributions pursuant to Clause 16B.”

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Section 2. Amendment to Clause 16B. Clause 16B of the Agreement is hereby amended and restated in its entirety as follows:

“16B. Obligations of the Partnership to Make Certain Tender Offers.

(a) For purposes of this Clause 16B:

(i) “Additional Release Date” means any date following the Initial Release Date upon which a member of the Partnership Group may sell any additional portion of its Athene Shares (other than those shares it could sell on the Initial Release Date or shares released from a lock-up specifically for sale in a registered offering) in compliance with all lock-up agreements to which such member of the Partnership Group is party;

(ii) “Athene Share” means a common share of Athene;

(iii) “Contribution Agreement” means that certain Contribution Agreement, dated as of October 30, 2012, by and between the Partnership, AAA Guarantor – Athene, L.P., AAA Investments and Athene;

(iv) “Excluded Athene Shares” means the number of Athene Shares held by the members of the Partnership Group in excess of the Specified Athene Shares;

(v) “In-Kind Share Distribution” means any distribution-in-kind of Athene Shares by the Partnership to the holders of Common Units that is contemplated by this Clause 16B.

(vi) “Initial Release Date” means the first date following an Athene IPO upon which a member of the Partnership Group may sell all or any portion of its Athene Shares in compliance with all lock-up agreements to which such member of the Partnership Group is party (other than those shares released from a lock-up specifically for sale in a registered offering);

(vii) “Minimum Participation Condition” means the election by the holders of Common Units to tender at least 25.0% of the aggregate outstanding Common Units in the First Tender Offer (as defined below);

(viii) “NCV Athene Shares” means the number of Athene Shares held by the NCV Group at the time of the announcement of a Subsequent Tender Offer (or such other time following such announcement as determined by the New Carry Vehicle) minus a number of Athene Shares with a value equal to an amount sufficient to enable the NCV Group, taking into account any cash or other assets of the NCV Group, to satisfy all of its remaining liabilities and obligations, including without limitation, (w) the reasonable costs and expenses of such Subsequent Tender Offer, (x) the repayment of its indebtedness in accordance with the terms thereof, including any interim interest expense, (y) the reasonable costs and expenses of normal operations (including the eventual winding up and liquidating) of the NCV Group, and (z) the carried interest required to be paid by the New Carry Vehicle to Apollo Global Management, LLC or its subsidiaries and affiliates under contractual arrangements until the consummation of such

2

Subsequent Tender Offer, in each case, as reasonably determined by the NCV GP at the time of the announcement of such Subsequent Tender Offer (or such other time following such announcement as determined by the NCV GP); provided, that in no event shall the NCV Athene Shares be less than zero;

(ix) “NCV GP” means the general partner (or if the New Carry Vehicle is not a limited partnership, the closest equivalent to a general partner of such type of entity) of the New Carry Vehicle, it being understood that the NCV GP shall be controlled by Apollo Global Management, LLC or one of its subsidiaries or affiliates;

(x) “NCV Group” means the New Carry Vehicle or any of its subsidiaries, excluding Athene and its subsidiaries;

(xi) “NCV Units” means the limited partnership interests (or equivalent equity interests) in the New Carry Vehicle, which equity interests, for the avoidance of doubt, shall not be required to be registered or publicly-listed unless otherwise required by applicable law;

(xii) “Net Pre-Fee Athene Shares” means the number of Athene Shares held by the Partnership Group at the time of the announcement of the First Tender Offer (or such other time following such announcement as determined by the Partnership), minus a number of Athene Shares with a value (based on their then-current trading price) equal to an amount sufficient to enable the Partnership Group, taking into account any cash or other assets of the Partnership Group (excluding any Athene Shares or interests in Athene), to satisfy all of its remaining liabilities and obligations, including without limitation, (x) the reasonable costs and expenses of the First Tender Offer and all remaining In-Kind Share Distributions, (y) the repayment of its indebtedness in accordance with the terms thereof, including any interim interest expense, (z) the reasonable costs and expenses of normal operations (including the eventual winding up and liquidating) of the Partnership Group, but specifically excluding any liabilities or obligations in respect of any carried interest and/or Unwind Fees required to be paid by the Partnership Group to Apollo Global Management, LLC or its subsidiaries and affiliates, in each case, as reasonably determined by the board of directors of the General Partner at the time of the announcement of such First Tender Offer (or such other time following such announcement as determined by the board of directors of the General Partner); provided, that in no event shall the Net Pre-Fee Athene Shares be less than zero;

(xiii) “Net Remaining Athene Shares” means the number of Athene Shares held by the Partnership Group at the time of an In-Kind Share Distribution in connection with the Initial Release Date (but only after giving effect to the consummation of the First Tender Offer, if applicable) or an Additional Release Date, as applicable (or such other time following such announcement as determined by the Partnership), minus a number of Athene Shares with a value equal to an amount sufficient to enable the Partnership Group, taking into account

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any cash or other assets of the Partnership Group, to satisfy all of its remaining liabilities and obligations, including without limitation, (w) the reasonable costs and expenses of the First Tender Offer and all remaining In-Kind Share Distributions, (x) the repayment of its indebtedness in accordance with its terms, including any interim interest expense, (y) the reasonable costs and expenses of normal operations (including the eventual winding up and liquidating) of the Partnership Group, and (z) the carried interest and/or management fees required to be paid by the Partnership Group to Apollo Global Management, LLC or its subsidiaries and affiliates under contractual arrangements until the Partnership’s winding up and liquidation, in each case, as reasonably determined by the board of directors of the General Partner at the time of the announcement of such In-Kind Share Distribution (or such other time following such announcement as determined by the board of directors of the General Partner); provided, that in no event shall the Net Remaining Athene Shares be less than zero

(xiv) “New Carry Vehicle” means a limited partnership (or similar entity) formed by the NCV GP;

(xv) “Participation Percentage” means the percentage obtained by dividing (A) the number of Common Units in the aggregate tendered by the holders thereof in the First Tender Offer, by (B) the aggregate number of Common Units outstanding at the time of the First Tender Offer;

(xvi) “Partnership Group” means the Partnership or any of its subsidiaries, excluding the New Carry Vehicle, Athene and their respective subsidiaries;

(xvii) “Qualified Common Unit Holder” means any holder of Common Units, other than any holder who (x) is a U.S. person and (y) is not both a “qualified client” (as defined by the U.S. Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder) and an “accredited investor” (as defined by the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder).

(xviii) “Remaining Holder” means, as of any time following the consummation of the First Tender Offer (as defined below), any holder of Common Units as of such time (i.e., those holders of Common Units are not Qualified Common Units Holders or that did not elect to tender all of their Common Units in the First Tender Offer or that later acquire Common Units);

(xix) “Specified Athene Shares” means a number of Athene Shares held by the Partnership Group equal to (x) 38,960,573.48 plus (y) any Athene Shares acquired by any member of the Partnership Group after the closing of the transactions contemplated by the Contribution Agreement (as such numbers in clauses (x) and (y) may be equitably adjusted to neutralize the effect of any stock dividends, stock splits, share recombinations or other similar recapitalization);

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(xx) “Unwind Fee” shall have the meaning ascribed to it in the Services Agreement; and

(xxi) “Unwind Fee Termination Event” means the irrevocable waiver by the Service Provider of 100% of the Unwind Fee or any other event, circumstance or occurrence that results in the Unwind Fee not being payable to the Service Provider.

(b) No later than promptly following the Initial Release Date, the Partnership shall, subject to applicable laws, regulations and listing rules, consummate a tender offer (the “First Tender Offer”) to all Qualified Common Unit Holders in which the Partnership offers to purchase all of the Common Units and pay the consideration for such purchase with equivalent NCV Units in the New Carry Vehicle, which First Tender Offer shall be made on the terms and conditions set forth in Clause 16B(c) below; provided, that if an Unwind Fee Termination Event occurs, or prior to the First Tender Offer the Partnership otherwise disposes of all or substantially all of its assets and distributes the net proceeds thereof to the holders of the Common Units (net of any reserves to pay accrued or reasonably anticipated expenses and liabilities, including carried interest), then the Partnership shall not be obligated to make the First Tender Offer (nor shall any Subsequent Tender Offer be made). Following an Athene IPO but prior to the consummation of the First Tender Offer, the Partnership shall not distribute to the holders of Common Units all or any portion of the Athene Shares held by the Partnership Group, unless an Unwind Fee Termination Event has occurred.

(c) The terms and conditions of the First Tender Offer shall include the following:

(i) The First Tender Offer shall be conditioned on the satisfaction of the Minimum Participation Condition, and if the Minimum Participation Condition is not satisfied, the Partnership shall have no obligation to consummate the First Tender Offer (nor shall any Subsequent Tender Offer be made), and Clause 16B(b) and the remainder of this Clause 16B(c) shall be null and void.

(ii) The General Partner will, prior to the consummation of the First Tender Offer, form (or cause the Partnership or another member of the Partnership Group to form) the New Carry Vehicle, with all NVC Units being issued to one or more members of the Partnership Group. All NCV Units held by the Partnership Group shall be exchanged for Common Units in the First Tender Offer, such that immediately after the First Tender Offer, no member of the Partnership Group will own any NVC Units and 100% of the NVC Units shall be held by those holders of Common Units that elected to tender Common Units in the First Tender Offer.

(iii) At the consummation of the First Tender Offer, in connection with the exchange of NCV Units with respect to the holders of the Common Units that have elected to participate in the First Tender Offer, the Partnership shall transfer (or cause other members of the Partnership Group to transfer) to the New Carry Vehicle a number of Athene Shares equal to the Participation Percentage

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multiplied by the number of Net Pre-Fee Athene Shares (it being understood that the Athene Shares transferred to the New Carry Vehicle shall be comprised of a ratable portion of Excluded Athene Shares and Specified Athene Shares), and the New Carry Vehicle will enter into a lock-up agreement with Athene on the same terms and conditions as the lock-up agreement to which the members of the Partnership Group are then party.

(iv) The limited partnership agreement (or equivalent organizational document) for the New Carry Vehicle shall provide that (A) the NCV Units shall be subject to customary transfer restrictions for a privately-owned limited partnership and (B) the NCV GP (or its nominee) will earn carried interest on any Specified Athene Shares held by the New Carry Vehicle, arising on the date such Specified Athene Shares are distributed or otherwise transferred to a holder of NCV Units by the New Carry Vehicle or sold by the New Carry Vehicle, and the terms of such carry arrangement will provide for carry to be paid only on the gain in excess of the Partnership’s cost basis in such Specified Athene Shares plus an allocable portion of the Management Fees (as defined in the Services Agreement) paid to the Service Provider with respect to such Specified Athene Shares since November 1, 2012, and shall also provide for an 8% per annum hurdle accruing from November 1, 2012 with a full catch-up for the NCV GP (or its nominee) and then a 20% carry for the NCV GP.

(v) The New Carry Vehicle will commit to make tender offers (each, a “Subsequent Tender Offer”) on the terms and conditions set forth below at least two times per year with the first such Subsequent Tender Offer being made no later than promptly following the date that is fifteen (15) months following the consummation of the Athene IPO, subject, in each case, to applicable laws, regulations, listing rules and any limitations set forth any registration rights agreement entered into with Athene that may delay the New Carry Vehicle’s ability to register or transfer the Athene Shares being exchanged in a Subsequent Tender Offer. In each Subsequent Tender Offer, the New Carry Vehicle shall offer to purchase all of the outstanding NCV Units and pay the consideration for such purchase with Athene Shares (with such Athene Shares being freely-tradable thereafter by Persons who are not affiliates of Athene and who are not subject to any contractual lock-up agreement in respect of such Athene Shares, including any lock-up contained in any registration rights agreement entered into with Athene). In connection with each Subsequent Tender Offer, the holders of NCV Units shall be entitled to receive, in respect of each NCV Unit, a number of Athene Shares equal to (a) the number of NCV Athene Shares, divided by (b) the number of NCV Units then outstanding. Immediately prior to the first Subsequent Tender Offer, the New Carry Vehicle will issue to the NCV GP one NCV Unit for a purchase price equal to the fair market value thereof and the NCV GP shall not tender such NCV Unit in any Subsequent Tender Offer. Each holder of NCV Units that elects to tender all or a portion of its NCV Units in a Subsequent Tender Offer shall, as promptly as possible, sell all of the Athene Shares acquired in such Subsequent Tender Offer to an unaffiliated person. The Partnership and the New Carry Vehicle may establish reasonable procedures to assure compliance with this requirement.

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(vi) The New Carry Vehicle shall commit not to sell any NCV Athene Shares until the earlier of the fifth anniversary of the completion of the First Tender Offer or the date that the New Carry Vehicle holds fewer than 4 million NCV Athene Shares (with such number being equitably adjusted for all stock splits, stock dividends and other pro-rata recapitalizations affecting the same class of Athene Shares as the NCV Athene Shares), unless and to the extent that the New Carry Vehicle is contractually obligated to sell any such NCV Athene Shares pursuant to any agreement entered into with Athene.

(vii) (A) Promptly following (subject to applicable laws, regulations, listing rules and any limitations set forth any registration rights agreement entered into with Athene that may delay the Partnership’s ability to register or transfer the applicable Athene Shares) the First Release Date and the consummation of the First Tender Offer (including the Partnership’s transfer of Athene Shares to the New Carry Vehicle), the Partnership shall make an In-Kind Share Distribution to each Remaining Holder of its pro rata share of the lesser of (x) the Net Remaining Athene Shares and (y) the Athene Shares held by the Partnership Group with respect to which the Partnership Group is not subject to any contractual lock-up agreement, and (B) thereafter, promptly following (subject to applicable laws, regulations, listing rules and any limitations set forth any registration rights agreement entered into with Athene that may delay the Partnership’s ability to register or transfer the applicable Athene Shares) any Additional Release Date, the Partnership shall make an In-Kind Share Distribution to each Remaining Holder of its pro rata share of the lesser of (x) the Net Remaining Athene Shares and (y) the Athene Shares held by the Partnership Group with respect to which the Partnership Group is not subject to any contractual lock-up agreement, in each case, with such Athene Shares being freely-tradable after such In-Kind Share Distribution by Remaining Holders who are not affiliates of Athene and who are not themselves subject to any contractual lock-up agreement in respect of such Net Remaining Athene Shares, including any lock-up contained in any registration rights agreement entered into with Athene.

(viii) The New Carry Vehicle shall not be responsible for the payment of any portion of the Unwind Fee, and effective upon the consummation of the First Tender Offer, the Unwind Fee shall be reduced as provided for in the Services Agreement.

(ix) Effective upon the consummation of the First Tender Offer, the general partner of AAA Investments will only be paid carried interest (the “AAA Investments Carried Interest”) on the gain in respect of the Specified Athene Shares retained by the Partnership immediately following the First Tender Offer (but carried interest will be earned in respect of the Specified Athene Shares transferred to the New Carry Vehicle as provided above).

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(d) In the event that an Unwind Fee Termination Event occurs, the Minimum Participation Condition is not satisfied, or the First Tender Offer is not required to be consummated for any other reason:

(i) promptly following (subject to applicable laws, regulations, listing rules and any limitations set forth any registration rights agreement entered into with Athene that may delay the Partnership’s ability to register or transfer the applicable Athene Shares) the Initial Release Date, the Partnership shall make an In-Kind Share Distribution to each holder of Common Units of its pro rata share of the lesser of (x) the Net Remaining Athene Shares and (y) the Athene Shares held by the Partnership Group with respect to which the Partnership Group is not subject to any contractual lock-up agreement; and

(ii) thereafter, promptly following (subject to applicable laws, regulations, listing rules and any limitations set forth any registration rights agreement entered into with Athene that may delay the Partnership’s ability to register or transfer the applicable Athene Shares) any Additional Release Date, the Partnership shall make an In-Kind Share Distribution to each holder of Common Units of its pro rata share of the lesser of (x) the Net Remaining Athene Shares and (y) the Athene Shares held by the Partnership Group with respect to which the Partnership Group is not subject to any contractual lock-up agreement, in each case, with such Athene Shares being freely-tradable after such In-Kind Share Distribution by Persons who are not affiliates of Athene and who are not themselves subject to any contractual lock-up agreement in respect of such Net Remaining Athene Shares, including any lock-up contained in any registration rights agreement entered into with Athene.

(e) For avoidance of doubt, (A) each holder of Common Units shall be deemed to be allocated an indirect interest in a ratable portion of the Excluded Athene Shares and the Specified Athene Shares, (B) each holder of Common Units that elects to tender some but not all of its Common Units in the First Tender Offer shall be deemed to have tendered a pro rata portion of its indirect interest in the Excluded Athene Shares and the Specified Athene Shares, (C) if applicable, each holder of NCV Units shall be deemed to be allocated an indirect interest in a ratable portion of the Excluded Athene Shares and the Specified Athene Shares, (D) if applicable, each holder of NCV Units that elects to tender some but not all of its NCV Units in a Subsequent Tender Offer shall be deemed to have tendered a pro rata portion of its indirect interest in the Excluded Athene Shares and the Specified Athene Shares, (E) if applicable, any Athene Shares sold or distributed by any member of the Partnership Group or NCV Group, as the case may be, shall be deemed to be comprised of a ratable portion of Excluded Athene Shares and Specified Athene Shares, (F) when applicable, the Excluded Athene Shares shall be deemed to be the Athene Shares with an original cost basis of $13.46 per Athene Share, (G) when applicable, the Specified Athene Shares shall be deemed to be the Athene Shares with an original cost basis of $10.00 per Athene Share (the “$10.00 Specified Athene Shares”) and $10.78 per Athene Share (the “$10.78 Specified Athene Shares”), and any time a Specified Athene Share is sold, distributed-in-kind, exchanged or otherwise transferred by the Partnership Group or the New Carry Vehicle, the Partnership Group or the New

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Carry Vehicle, as applicable, shall be deemed to have sold, distributed-in-kind, exchanged or transferred, as the case may be, a pro rata portion of the $10.00 Specified Athene Shares and the $10.78 Specified Athene Shares.

(f) The entirety of this Clause 16B shall cease to have effect if either the number of Net Pre-Fee Athene Shares or Net Remaining Athene Shares is zero.”

Section 3. Other than as expressly modified or amended in accordance with the foregoing provisions of this Amendment, the remaining terms of the Agreement remain in full force and effect and nothing contained in this Amendment shall be deemed to alter, change or amend the rights, duties or obligations of the parties to the Agreement or to affect the enforceability or validity of any other provision of the Agreement.

Section 4. This Amendment shall be governed by and construed in accordance with the laws of the Island of Guernsey (without giving effect to the conflicts of laws rules thereof). The provisions of Clauses 20.1, 20.3, 20.6, 20.7 and 20.10 of the Agreement shall apply to this Amendment as if specifically incorporated herein.

Section 5. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Amendment, and shall not affect in any manner the meaning or interpretation of this Amendment.

* * * * *

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IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written by AAA GUERNSEY LIMITED as General Partner pursuant to Clause 14.2 of the Agreement.

AP ALTERNATIVE ASSETS, L.P.

By:	AAA Guernsey Limited,
its managing general partner

By:	Apollo Alternative Assets, L.P.,
its service provider

By:	Apollo International Management, L.P.,
its managing general partner

By:	Apollo International Management GP, LLC,
its general partner

By:
	Name:	Jessica L. Lomm
	Title:	Vice President

[SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED LPA oF AP ALTERNATIVE ASSETS, L.P.]

Annex 5

Fees Payable to AGM as of February 28, 2014

See attached.

STRICTLY CONFIDENTIAL

Summary of Athene and AAA Fees

The following includes the fee streams payable by AP Alternative Assets, L.P. (“AAA”) and Athene Holding Ltd. (“AHL” and together with its subsidiaries, “Athene”) to Apollo Global Management LLC (“AGM” and together with its subsidiaries, “Apollo”), as of February 28, 2014. The information below is a summary of the various fee streams only. The relevant agreements govern the arrangements and are available for review upon request. The information below does not include transactions with portfolio companies in AAA or Athene’s ordinary course of business.

In addition to the fees described herein, AGM, Athene Asset Management, L.P. (“AAM”) and their respective subsidiaries (the “Apollo Fee Parties”) are entitled to certain expense reimbursements, which vary by account and strategy. Further, certain investment funds allow the Apollo Fee Parties to charge customary fees to portfolio companies (such as closing fees and consulting fees) and collect break-up fees from counterparties for broken deals, and certain management fee offset provisions reduce the management fee otherwise payable by a fund to its manager by a portion of such fees. Description of such arrangements may not be included herein.

Reference is made to (i) that certain Contribution Agreement, dated as of October 30, 2012, by and among AHL, AAA, AAA Guarantor –Athene, L.P., and AAA Investments, L.P. (the “Contribution Agreement”) and (ii) AHL’s equity offering which is in process and seeks to raise additional equity capital of approximately $1.5 billion in order to fund Athene’s continued growth while it remains a private company, which equity raise is expected to have an initial closing on or around March 31, 2014 (the “Private Placement”) at a price of at least $25.00 per common share of AHL (the actual price at which shares are issued in the Private Placement is hereinafter referred to as the “2014 Issue Price”).

Fee	Description
Fees charged to AAA and its subsidiaries

Management fees at AAA

Amended and Restated Services Agreement (the “Services Agreement”), dated as of January 17, 2012, by and among AAA, the other Service Recipients party thereto and Apollo Alternative Assets, L.P. (as amended by the Amendment thereto dated October 31, 2012 and as proposed to be amended further in connection with the Private Placement)

Quarterly management fee will be paid until December 31, 2014 (but will continue to accrue until December 31, 2020 for the purposes of the unwind fee described below), calculated and paid by AAA in arrears, in an aggregate amount equal to one-fourth of (i) all Adjusted Assets up to and including $3 billion multiplied by 1.25% plus (ii) all Adjusted Assets in excess of $3 billion multiplied by 1.0%.

In the event of the commencement of a Wind-up (as defined in the Services Agreement), AAA shall pay an unwind fee as described below. Such unwind fee will be payable in pro rata increments only when, as and if AAA distributes AHL shares (or the proceeds thereof) to its shareholders, with any portion of the unwind fee to be paid in 2014 calculated based on a total unwind fee of $25 million, any portion of the unwind fee to be paid in 2015 calculated based on a total unwind fee of $20 million and no payment of any portion of the unwind fee in 2016 or thereafter. All the management fees pursuant to the Services Agreement are to be satisfied by AAA’s transfer of shares of AHL (or a derivative equivalent thereof) to the Manager with such shares being valued at the most currently available fair value as determined by AAA in preparation of its financial reports; provided, however if the receipt of Athene shares would be deemed a “purchase” of a “security” under Section 16(b) of the U.S. Securities Exchange Act of 1934, the recipient may elect to receive cash.

“Adjusted Assets” means (i) Invested Capital less (ii) the sum of (without duplication) (w) capital invested in shares of AHL issued in connection with the Contribution Agreement (other than AHL shares issued to AAA in satisfaction of AAA’s remaining $42.9 million commitment), (x) any amount paid by AAA for the repurchase of limited partner interests of AAA, (y) an amount equal to the Capital Invested in Apollo Funds, and (z) the Temporary Investments held by AAA plus any cumulative distributable earnings attributable to such Temporary Investments, provided that the foregoing calculation of Adjusted Assets is further adjusted to exclude one-time events pursuant to changes in GAAP and certain non-cash items jointly agreed to by AAA and Apollo.

CONFIDENTIAL

Fee	Description
Carry on AAA’s investments First Amended and Restated Limited Partnership Agreement of AAA Investments, L.P., dated as of June 8, 2006 (as amended by the Amendment thereto dated October 31, 2012)

20% of the profits from AAA’s investment in AHL shares; provided, no carry is paid in respect of shares of AHL issued in connection with the Contribution Agreement between Athene and AAA (other than Athene shares issued to AAA in satisfaction of AAA’s remaining $42.9 million commitment); provided, however if the receipt of Athene shares would be deemed a “purchase” of a “security” under Section 16(b) of the U.S. Securities Exchange Act of 1934, the carry recipient may elect to receive carry in cash.

If AHL shares are distributed to the AAA unitholders in connection with an Athene IPO, then the “net asset value” of the AHL shares (for purposes of calculating carried interest) shall be the IPO price. If the shares are distributed after Athene has gone public, then the “net asset value” shall be a 30 day average with the mid-point being the date the distribution is announced.

Fees charged to Athene and its subsidiaries

Management Fees (asset allocation) paid to AAM[1]

Second Amended and Restated Fee Agreement, dated as of February 20, 2014, by and between AAM and AHL

CML Servicing Agreement between AAM and Athene Annuity and Life Company (“AAIA”) and Structured Annuity Reassurance Company (“STAR”)

Various fees and expenses by Athene, including an investment management fee equal to 0.40% per annum of the total assets under management (including amounts held in reinsurance accounts related to subsidiaries), whether or not managed by AAM, with certain limited exceptions (the “AAM Fee”). The AAM Fee is offset by all management fees paid directly by AHL’s subsidiaries to AAM.

In addition, Athene has also agreed to reimburse AAM for the allocable share of employee costs for other services (such as risk management, corporate governance, executive management, marketing and information technology services) by AAM employees via shared services agreements and for any sub-adviser fees.

Effective as of October 2, 2013, AAM began servicing commercial mortgage loans for AAIA and STAR. In connection with this arrangement, AAM receives direct servicing fees of 3bps per annum on loans not sub-serviced and origination fees of 25bps on new originations from AAIA and STAR. AAM also receives assumption fees from borrowers which are shared with AAIA/STAR 50/50 as well as miscellaneous processing and administrative fees paid by borrowers.

[1]	In addition, Athene grants blocks of incentive equity to AAM to be allocated to AAM employees.

CONFIDENTIAL

2

Fee	Description
Sub-Advisory Fees	Athene pays Apollo to sub-advise on specific asset classes at market rates, not to exceed certain thresholds without approval by Athene’s conflicts committee. For additional detail, see Schedule I.
Investments in Apollo Funds	Athene invests in certain investment funds managed by Apollo. For additional detail, see Schedule II.

Capital & Surplus Fee (“C&S Fee”)

Second Amended and Restated Transaction Advisory Services Agreement (the “TASA”) between AHL, Athene Life Re Ltd., Apollo Alternative Assets, L.P. (the manager of AAA), Apollo Management Holdings, L.P. and Apollo Global Securities, LLC dated October 31, 2012, as amended February 6, 2013 and as proposed to be amended further in connection with the Private Placement.

The C&S Fee is currently a quarterly fee equal to 2.5% of Athene’s capital and surplus as the end of the applicable quarter minus an amount equal to (1) the number of AHL shares issued to AAA pursuant to the Contribution Agreement (other than the shares issued to satisfy the remaining commitment) multiplied by $13.46 plus (2) the number of AHL shares issued pursuant to the Private Placement as of the date of calculation of the C&S Fee multiplied by the 2014 Issue Price plus (3) in the event Athene consummates certain Material Transactions (as defined in the TASA) prior to December 31, 2014, certain other adjustments described in the TASA (“Quarterly Fee”). The last Quarterly Fee is to be paid with respect to the quarter ending December 31, 2014.

In the event a Sale of the Company or a QIPO (each as defined in the TASA, a “CiC Event”) occurs on or prior to December 31, 2014, a lump sum will be paid for the number of remaining quarters (through the quarter ending December 31, 2014) based on the C&S Fee paid in the quarter preceding the CiC Event.

The Quarterly Fee will be paid in shares of AHL (or equivalent derivatives); provided, however, if the receipt of AHL shares would be deemed a “purchase” of a “security” under Section 16(b) of the U.S. Securities Exchange Act of 1934, the fee recipient may elect to receive the Quarterly Fee in cash.

CONFIDENTIAL

3

Fee	Description
Fees charged in respect of assets contributed to Athene by AAA in connection with the consummation of the transactions contemplated by the Contribution Agreement

Management Fee to be paid by Athene on Contributed Assets

Services Agreement by and among AAA Investments (Co-Invest VI), L.P., AAA Investments (Co-Invest VII), L.P., AAA Investments (Other), L.P., the other Service Recipients named therein, and Apollo Alternative Assets, L.P. dated October 31, 2012

Quarterly management fee, calculated and paid by Athene in arrears, in an aggregate amount equal to one-fourth of (i) all Adjusted Assets up to and including $3 billion multiplied by 1.25% plus (ii) all Adjusted Assets in excess of $3 billion multiplied by 1.0%.

“Adjusted Assets” means an amount equal to (i) the value of the gross assets of the new Athene investment partnerships minus (ii) the sum of (w) the amount of any undistributed Carried Interest payable by such investment partnerships, (x) an amount equal to the value of the Temporary Investments held by such investment partnerships, (y) an amount equal to the Capital Invested in Apollo Funds by such investment partnerships and (z) an amount equal to the liquidity discount applied by Athene in respect of its investments in such investment partnerships (provided such liquidity discount may not exceed 22.5% of the value of the assets contributed by AAA).

Carry to be paid by Athene on Contributed Assets

Amended and Restated Limited Partnership Agreement of each of AAA Investments (Co- Invest VI), L.P., AAA Investments (Co-Invest VII), L.P. and AAA Investments (Other) dated October 31, 2012

With respect to each investment or group of investments (as specified in the particular partnership agreement), 20% of the profit of such investment or group of investments. Certain investments or group of investments are subject to a preferred hurdle. Each investment or group of investments is treated separately for the purposes of calculating carry.

Such Incentive Allocations shall be calculated based on AAA’s cost basis in the contributed assets (rather than Athene’s cost basis).

The contributed assets also include certain investments in funds managed by Apollo. Carry on such investments is assessed at the fund level. For additional detail, see Schedule III.

CONFIDENTIAL

4

Fee	Description
Other fees charged by AAA Investments (Co- Invest VII), L.P.	With respect to the investment by Athene in MidCap Financial Holdings, LLC (“Midcap”) made through AAA Investments (Co-Invest VII), L.P., Athene may pay the following fees:

• Equity investment in Midcap:
• If Midcap is retained and not sold:
• No carry/fee below an annual 12% ROI hurdle
• 50% carry/fee between 12% to 20% annual ROI
• 20% carry/fee above 20% annual ROI
• If Midcap is sold:
• No carry below an 8% return hurdle
• 20% carry subject to an 8% return hurdle
• Above an 8% return hurdle, 80% carry until such time as has received a 20% cumulative carry, and 20% carry thereafter

• Debt investment in Midcap, 50bps on the asset balance.

With respect to the investment by Athene in A-A Mortgage Opportunities, L.P., which is the sole member of Aris Mortgage Holding Company, LLC (collectively, “Aris”) made through AAA Investments (Co-Invest VII), L.P., Aris will pay AAM or Apollo Global Securities LLC the following fees:

• Monitoring Fee: 1.5% per annum on GAAP equity
• Incentive Fee: 10% of distributions in excess of 8% IRR subject to catch up
• Advisory Fee: 1% on M&A transactions or acquisitions of bulk mortgage services rights

•       Additional Fees: AAM also incurred certain startup and organizational expenses on behalf of Aris and it is anticipated that Aris will reimburse AAM for such expenses. Aris may also compensate AAM for the value of certain other services provided by AAM to Aris during the startup phase.

CONFIDENTIAL

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SCHEDULE I2

Summary of Apollo’s Investment Management Relationships with Athene as of February 28, 2014

Manager	Type of Investments	Per annum fee on assets under management
Apollo (AAM Sub-Advisor)	CLO Liabilities (acquired prior to 1/1/13)	0.40% per annum
	CLO Liabilities (acquired after 1/1/2013) with an original rating of A- or higher by any rating agency that originally rated the issuance	0.25% per annum
	CLO Liabilities (acquired after 1/1/2013) with an original rating of A- or lower by any rating agency that originally rated the issuance	0.40% per annum
	Euro CLO Liabilities	0.40% per annum
	Bank Loans	0.30% per annum
	Subordinate Commercial Estate Loans	0.60% per annum
	New Issue CMBS (issued on or before 1/1/11) with an original rating of A- or higher by any rating agency that originally rated the issuance	0.20% per annum
	New Issue CMBS (issued on or before 1/1/11) with an original rating of lower than A- by any rating agency that originally rated the issuance	0.30% per annum
	Inherited CMBS	0.15% per annum
	Legacy CMBS (issued before 1/1/11)	0.35% per annum
	Non-Agency RMBS	0.30% per annum
	CML First Mortgages	0.45% per annum
	Insurance Linked Securities	High Yield (>4%) – 0.45% per annum; or
Low Yield (<4%) – 0.25% per annum
Additional 20% incentive fee above a 8% soft hurdle on realized gains under bond-by-bond waterfall, subject to recoupment for prior losses

	Third Party CLO Equity Managed Account (other than Kirkwood III/MCF CLO II-See Schedule II)	Mgmt. Fee 1.0%
Carry 15% after
10% hurdle
	Oil & Gas Royalties	Mgmt. Fee 1.0%
Carry 20% after
8% hurdle
	High Yield Assets[3]	0.30% per annum

[2]	Each managed account may calculate “assets under management” differently.

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Term Loans to Midcap	0.50% per annum
Emerging Markets	0.40% per annum

[3]	“High Yield Assets” shall mean certain corporate bonds, loans or other assets rated BB+ or lower and which are not otherwise specifically included in one of the asset classes listed above.

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SCHEDULE II4,5

Summary of Athene’s Investments in Apollo Funds as of February 28, 2014

Fund		Fee
AGRE CMBS Fund L.P.	Mgmt. Fee:	1.00% per annum of equity relating to CMBS securities.

Other Fees:

Right to receive additional fees, including, without limitation, placement fees, sales commissions, brokerage fees and underwriting commissions so long as such fees do not exceed amount customarily charged by third parties.

2011 A4 Fund, L.P.	Mgmt. Fee:	1.00% per annum of equity relating to CMBS securities.

	Other Fees:	Right to receive additional fees, including placement fees, sales commissions, brokerage fees and underwriting commissions in connection with investments so long as such fees do not exceed amount customarily charged by third parties.

Financial Credit Investment I, L.P.	Mgmt. Fee:	0.50% per annum of committed capital prior to step down date; thereafter, 0.50% of invested capital.

	Carry:	10% after 7% hurdle, calculated on a deal-by-deal basis with a GP catch-up.

	Structuring Fee:	1.00% per annum on the total purchase price of underlying policies.

	Other Fees:	Right to receive additional fees, including, without limitation, advisory and transaction fees, in connection with investments.

Financial Credit Investment II, L.P.	Mgmt. Fee:	0.50% per annum of committed capital prior to step down date; thereafter, 0.50% of invested capital.

	Carry:	10% after 6% hurdle, calculated on a deal-by-deal basis with a GP catch-up.

	Structuring Fee:	1.00% per annum on the total purchase price of underlying policies.

	Other Fees:	Right to receive additional fees, including, without limitation, advisory and transaction fees, in connection with investments.

A-A European Senior Debt Fund, L.P.	Mgmt. Fee:	1.00% per annum of committed capital.

[4]	Each Apollo Fund may calculate “assets under management”, “net investment amount”, “invested capital” or similar concepts differently.
[5]	In addition to the fees described herein, Apollo and its affiliates are entitled to certain expense reimbursements, which vary by fund and strategy.

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Fund	Fee
Performance Allocation: 20% after 15% hurdle, allocated annually or upon any transfer or withdrawal.
Withdrawal Performance Allocation: 20% upon withdrawal.
Other Fees:

Right to receive additional fees, including, without limitation, brokerage commissions and other execution and transaction costs, interest and commitment fees on debit balances or borrowings, fees and profit-sharing payments in connection with investments.

Apollo Asia Private Credit Fund, L.P.	Mgmt. Fee:	1.00% per annum of committed capital prior to earlier of end of investment period or date mgmt. fees are earned in respect of a successor fund; thereafter, 1.00% of invested capital.
	Carry:	12.5% after 7% hurdle, calculated on a deal-by-deal basis with a GP catch-up.
Fee Offset:

Mgmt. fee offset of (a) 100% of the Fund’s allocable share of consulting fees, investment banking fees, advisory fees, break-up fees, directors’ fees, closing fees, transaction and similar fees incurred by the Fund (up to the amount of the LPs’ allocable share of expenses incurred by the Fund for transactions not consummated), and (b) 65% offset for the remainder of such fees. Offset does not apply to any underwriting, arrangement, placement or similar fees and expenses; provided that any service provided by an affiliate which would result in a fee of more than $5 million per annum requires limited partner advisory board approval.

ALM IV (CLO Equity)	Mgmt. Fee:	0.30% per annum on gross levered assets.
	Structuring Fee:	One-time structuring fee of $250,000.
Other Fees:

Right to receive additional fees for services of whatever nature rendered in connection with underlying investments and to be retained to provide unrelated services to ALM IV or its affiliates and be paid therefore, on an arm’s-length basis.

ALM VI (CLO Equity)	Mgmt. Fee:	0.40% on gross levered assets (with a 0.10% rebate per agreement between the parties).
	Structuring Fee:	One-time structuring fee of $250,000.
	Incentive Fee:	20% of realized proceeds in excess of 15% IRR.
	During the Warehouse:	0.30% of purchase price of assets.
	Other Fees:	Right to receive additional fees for services of whatever nature rendered in connection with underlying investments and to be retained to provide unrelated services to ALM VI or its affiliates and be paid therefore, on an arm’s-length basis.

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Fund	Fee
ALM VII (CLO Equity)	Mgmt. Fee:	0.50% on gross levered assets (with a 0.10% rebate per agreement between the parties).
	Structuring Fee:	One-time structuring fee of $250,000.
	Incentive Fee:	20% of realized proceeds in excess of 12% IRR.
	During the Warehouse:	0.30% on purchase price of the assets.
Other Fees:

Right to receive additional fees or other compensation from third parties for investment management and advisory services, which such fees may relate to investments of ALM VII and may be payable by entities in which ALM VII, directly or indirectly, has invested or contemplates investing.

ALM VIII (CLO Equity)	Mgmt. Fee:	0.50% on aggregate par amount of assets (with a 0.10% rebate per agreement between the parties).
	Structuring Fee:	One-time structuring fee of $250,000.
	Incentive Fee:	20% of realized proceeds in excess of 12% IRR.
	During the Warehouse:	0.30% on aggregate principal balance of the assets.
Other Fees:

Right to receive additional fees or other compensation from third parties for investment management and advisory services, which such fees may relate to investments of ALM VIII and may be payable by entities in which ALM VIII, directly or indirectly, has invested or contemplates investing.

ALM IX (CLO Equity)	Mgmt. Fee:	0.50% on aggregate par amount of assets (with a 0.10% rebate per agreement between the parties).
	Structuring Fee:	One-time structuring fee of $250,000.
	Incentive Fee:	20% of realized proceeds in excess of 12% IRR.
	During the Warehouse:	0.30% on aggregate principal balance of the assets.
Other Fees:

Right to receive additional fees or other compensation from third parties for investment management and advisory services, which such fees may relate to investments of ALM IX and may be payable by entities in which ALM IX, directly or indirectly, has invested or contemplates investing.

ALM X (CLO Warehouse)	During the Warehouse:	0.30% on aggregate principal balance of the assets.

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Fund	Fee
Other Fees:

Right to receive additional fees or other compensation from third parties for investment management and advisory services, which such fees may relate to investments of ALM X and may be payable by entities in which ALM X, directly or indirectly, has invested or contemplates investing.

Once ALM X has been securitized, the fees are expected to be as follows:
	Mgmt. Fee:	0.50% on aggregate par amount of assets (with a 0.10% rebate per agreement between the parties).
	Structuring Fee:	One-time structuring fee of $250,000.
	Incentive Fee:	20% of realized proceeds in excess of 12% IRR.
Apollo Commercial Real Estate Finance, Inc.	Mgmt. Fee:	1.5% of stockholder equity, plus certain additional amounts.
Apollo European Principal Finance Fund II (Dollar A), L.P.	Mgmt. Fee:	During the commitment period, 1.75% per annum of commitments up to €2bn and 1.5% per annum of commitments in excess of €2bn; thereafter, 1.5% per annum of invested capital.[6]
	Carry:	20% after 8% hurdle, calculated on a deal-by-deal basis with a GP catch-up.
Fee Offset:

Mgmt. fee offset of (a) 100% of the Fund’s allocable share of consulting fees, investment banking fees, advisory fees, break-up fees, directors’ fees, closing fees, transaction and similar fees incurred by the Fund (up to the amount of the LPs’ allocable share of expenses incurred by the Fund for transactions not consummated), and (b) 65% offset for the remainder of such fees. Offset does not apply to any underwriting, arrangement, placement or similar fees and expenses.

London Prime Apartments Co-investment	None.

[6]	1.5% in excess of €2bn in capital commitments (during commitment period). As of October 10, 2012, this fund reached a €2bn AUM milestone.

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Fund	Fee
AGRE U.S. Real Estate Fund, L.P.	Base Capital:
	Commit. Fee:	1.375% per annum on unfunded capital commitments.
	Invested Cap. Fee:	1.50% per annum on invested capital.
	Carry:	20% after 10% hurdle, calculated on a deal-by-deal basis with a GP catch-up.
Additional Capital:
	Invested Cap. Fee:	0.750% per annum on invested capital.
	Additional Cap. Carry:	10% after 10% hurdle, on a deal-by-deal basis with a GP catch-up.
Apollo Natural Resources Partners, L.P.	Mgmt. Fee:	1.5% per annum of commitments prior to earlier of end of investment period or date mgmt. fees are earned in respect of a successor fund; thereafter, 1.25% of invested capital.
	Carry:	20% after 8% hurdle, calculated on a deal-by-deal basis with a GP catch-up.
Fee Offset:

Mgmt. fee offset of (a) 100% of the Fund’s allocable share of consulting fees, investment banking fees, advisory fees, break-up fees, directors’ fees, closing fees, transaction and similar fees incurred by the Fund (up to the amount of the LPs’ allocable share of expenses incurred by the Fund for transactions not consummated), and (b) 68% offset for the remainder of such fees. Offset does not apply to any underwriting, arrangement, placement or similar fees and expenses.

2012 CMBS Funds	Advisory Fee:	1.00% per annum of equity relating to CMBS securities.
(2012 CMBS-I Fund, L.P. 2012 CMBS-II Fund, L.P. 2012 CMBS-III Fund, L.P.)	Other Fees:

Right to receive additional fees, including private placement fees, sales commissions, appraisal fees, brokerage fees and underwriting commissions in connection with investments so long as such fees do not exceed amount customarily charged by third parties.

ALME Loan Funding 2013-1 Limited	Mgmt. Fee:	0.50% on gross levered assets (with a 0.10% rebate per agreement between the parties).
	Structuring Fee:	One-time structuring fee of $250,000.
	Incentive Fee:	10% on distributions to equity in CLO from and after equity in CLO receives an 12% IRR
	During the Warehouse:	1.00% on capital
	Other Fees:	Right to receive additional fees or other compensation from third parties for investment management and advisory services, which such fees may relate to investments of ALME Loan Funding 2013-1 Limited and may be payable by entities in which ALME Loan Funding 2013-1 Limited, directly or indirectly, has invested or contemplates investing.

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Fund	Fee
Kirkwood Fund III LLC / MCF CLO II	Mgmt. Fee	1.00% on the total equity investment by Athene
	Carry	Incentive fee equal to 12.5% of residuals is expected to be paid after the equity has realized an IRR of 10%
CAI Strategic European Real Estate	Mgmt. Fee	1.75%
Limited	Carry	20% after 8% hurdle
Apollo Credit Opportunity Fund III, L.P.	Mgmt. Fee	1.25% of aggregate capital contributions in respect of investments of the Fund that have not been realized or disposed of.
	Carry	20% carried interest to the General Partner after an 8% priority return to Limited Partners, subject to an 80% General Partner catch-up.
Fee Offset:

Management fees will be offset by: (a) organizational expenses in excess of $1,500,000 and (b) consulting fees, investment banking fees, advisory fees, break-up fees, directors’ fees, closing fees, transaction and similar fees incurred by the Fund (up to the amount of the LPs’ allocable share of expenses incurred by the Fund for transactions not consummated). Offset does not apply to any operating, underwriting, arrangement, placement or similar fees and expenses.

Apollo Rose, L.P. (Acquisition of Catalina	Mgmt. Fee	0.75% per annum based off invested capital
Holdings (Bermuda), Ltd.)	Carry	15% of profits after 8% hurdle based on invested Capital
Apollo Total Return Fund, L.P.	Mgmt. Fee	0.80% per annum (waived for the first two years after the initial investment)
	Carry	None.
	Fee Offset:	Management fees will be offset by: (a) organizational expenses in excess of $2,500,000 and (b) any placement fees paid by the partnership on a dollar-for-dollar basis.
ALME Loan Funding II Limited	During the Warehouse:	0.50% on aggregate principal balance of the assets.
	Incentive Fee:	If after twelve months from the first capital contribution into the Warehouse it is determined that a CLO will not close, 20% of distributions in excess of 15% IRR.
Once ALME Loan Funding II Limited has been securitized, the fees are expected to be as follows:
	Mgmt. Fee:	0.50% on aggregate principal balance of assets (with a 0.10% rebate per agreement between the parties).
	Structuring Fee:	One-time structuring fee of $250,000.

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Fund	Fee
	Incentive Fee:	20% of distributions to the equity holders in excess of 12% IRR.

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SCHEDULE III7,8

Summary of Investments in Apollo Funds included as part of the assets contributed pursuant to Contribution Agreement

Fund	Fee
Apollo Strategic Value Offshore Fund, Ltd.	Mgmt. Fee:	2.00% per annum of net asset value.
	Performance Allocation:	20%, allocated annually or upon any transfer or withdrawal.
	Other Fees:	Right to receive additional fees, including, without limitation, consulting, investment banking, advisory, break-up, transaction and other similar fees in connection with investments.
AP Investment Europe Limited	None.
Apollo European Principal Finance Fund (Feeder), L.P.	Mgmt. Fee:

1.75% per annum of commitments prior earlier of end of commitment period or initial closing of another pooled investment vehicle with similar investment objectives; thereafter, 1.75% of invested capital attributable to unrealized investments.

	Carry:	20% after 8% hurdle, calculated on a deal-by-deal basis with a GP catch-up.
Fee Offset:

Mgmt. fee offset of (a) 100% of the Fund’s allocable share of consulting fees, investment banking fees, advisory fees, break-up fees, directors’ fees, closing fees, transaction and similar fees incurred by the Fund (up to the amount of the LPs’ allocable share of expenses incurred by the Fund for transactions not consummated), and (b) 65% offset for the remainder of such fees. Offset does not apply to any underwriting, arrangement, placement or similar fees and expenses.

Apollo Asia Private Credit Fund, L.P.	Mgmt. Fee:	1.00% per annum of committed capital prior to earlier of end of investment period or date mgmt. fees are earned in respect of a successor fund; thereafter, 1.00% of invested capital.
	Carry:	12.5% after 7% hurdle, calculated on a deal-by-deal basis with a GP catch-up.
	Fee Offset:	Mgmt. fee offset of (a) 100% of the Fund’s allocable share of consulting fees, investment banking fees, advisory fees, break-up fees, directors’ fees, closing fees, transaction and similar fees incurred by the Fund (up to the amount of the LPs’ allocable share of expenses incurred by the Fund for transactions not consummated), and (b) 65% offset for the remainder of such fees. Offset does not apply to any underwriting, arrangement, placement or similar fees and expenses; provided that any service provided by an affiliate which would result in a fee of more than $5 million per annum requires limited partner advisory board approval.

[7]	Each Apollo Fund may calculate “assets under management”, “net investment amount”, “invested capital” or similar concepts differently.
[8]	In addition to the fees described herein, Apollo and its affiliates are entitled to certain expense reimbursements, which vary by fund and strategy.

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Fund	Fee
Apollo Asia Opportunity Offshore Fund, Ltd.	Mgmt. Fees:	0.75% of net asset value.
Performance
	Allocation:	(a) for Series P shares, none and (b) for Series S shares, 20% of investment account.
Apollo GSS Holding (Cayman), L.P.	Mgmt. Fee:	1.00% per annum of committed capital prior date on which construction and development works have been completed; thereafter, 1.00% of invested capital.
	Carry:	20% after 15% hurdle, with a GP catch-up.
	Fee Offset:	Mgmt. fee offset of 100% of the Fund’s share of transaction, monitoring and similar fees received by Apollo affiliates in respect of investments.

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16